ABOUT THIS REPORT

This report is a presentation of the Ohio National Variable Account B. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in Ohio National Variable Account B.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value, contracts in accumulation period, annuity reserves for contracts in payment period and total contract owners’ equity. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contracts and other subaccounts, withdrawals and surrenders, surrender charges, annual contract charges, and annuity and death benefit payments. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

ONFI - Ohio National Fund, Inc.

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSVI - Morgan Stanley Variable Insurance Fund, Inc. - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

JPMI - J.P. Morgan Insurance Trust - Class I

ABVB - AB Variable Products Series Fund, Inc. - Class B

MFSI - MFS® Variable Insurance Trust - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CALI - Calvert Variable Products, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS - Federated Hermes Insurance Series

IVYV - Ivy Variable Insurance Portfolios

NLV2 - Northern Lights Variable Trust - Class 2

Ohio National Variable Account B

Statements of Assets and Contract Owners' Equity					December 31, 2021

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)	Annuity reserves for contracts in payment period	Total contract owners' equity
ONFI - ON Bond Subaccount	14,322	$205,967	$284,720	$271,165	$13,555	$284,720
ONFI - ON BlackRock Balanced Allocation Subaccount	33,938	724,326	1,439,973	1,426,258	13,715	1,439,973
ONFI - ON BlackRock Advantage International Equity Subaccount	49,501	683,567	912,798	907,678	5,120	912,798
ONFI - ON Janus Henderson Forty Subaccount	6,065	103,425	220,948	220,948	0	220,948
ONFI - ON AB Small Cap Subaccount (b)	29,157	807,022	1,242,970	1,193,927	49,043	1,242,970
ONFI - ON AB Mid Cap Core Subaccount (b)	14,534	318,086	907,645	895,454	12,191	907,645
ONFI - ON S&P 500® Index Subaccount	41,895	846,835	1,935,547	1,893,939	41,608	1,935,547
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	1,390	21,702	32,911	23,539	9,372	32,911
ONFI - ON Federated High Income Bond Subaccount	6,907	78,370	149,063	149,063	0	149,063
ONFI - ON Nasdaq-100® Index Subaccount	2,070	44,385	59,172	59,172	0	59,172
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	150,334	4,599,797	6,740,972	6,671,995	68,977	6,740,972
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	1,045	28,483	39,713	39,713	0	39,713
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	1,813	31,642	60,997	60,997	0	60,997
ONFI - ON Federated Core Plus Bond Subaccount	10,861	112,309	111,871	111,871	0	111,871
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount	1,066	10,662	11,856	11,856	0	11,856
FIDS - VIP Government Money Market Subaccount	90,873	90,873	90,873	85,435	5,438	90,873
FID2 - VIP Mid Cap Subaccount	10,202	322,209	401,870	401,870	0	401,870
FID2 - VIP Contrafund® Subaccount	8,547	278,731	448,787	448,787	0	448,787
FID2 - VIP Growth Subaccount	3,579	233,937	355,843	355,843	0	355,843
FID2 - VIP Equity-Income Subaccount	2,253	48,261	56,939	56,939	0	56,939
FID2 - VIP Real Estate Subaccount	782	13,242	18,270	18,270	0	18,270
JASI - Janus Henderson Research Subaccount	3,496	124,210	196,885	196,885	0	196,885
JASI - Janus Henderson Global Research Subaccount	1,062	44,329	75,669	75,669	0	75,669
JASI - Janus Henderson Balanced Subaccount	10,827	380,751	543,733	543,733	0	543,733
JASS - Janus Henderson Research Subaccount	1,262	39,176	68,557	68,557	0	68,557
JASS - Janus Henderson Global Research Subaccount	70	2,631	4,823	4,823	0	4,823
JASS - Janus Henderson Balanced Subaccount	6,992	247,777	371,533	371,533	0	371,533
JASS - Janus Henderson Overseas Subaccount	1,724	70,113	70,715	70,715	0	70,715
JASS - Janus Henderson Flexible Bond Subaccount	827	10,563	10,972	10,972	0	10,972
LEGI - ClearBridge Variable Dividend Strategy Subaccount	664	12,126	17,018	17,018	0	17,018
ASVT - VT Opportunity Subaccount (d)	1,227	27,494	43,105	43,105	0	43,105
ASVT - VT Discovery Subaccount (d)	842	20,057	35,999	35,999	0	35,999
MSVI - VIF U.S. Real Estate Subaccount	6,011	106,329	141,081	141,081	0	141,081
MSV2 - VIF U.S. Real Estate Subaccount	460	8,349	10,721	10,721	0	10,721
MSV2 - VIF Growth Subaccount	1,115	45,853	54,010	54,010	0	54,010
GSVI - Large Cap Value Subaccount	7,615	78,245	75,925	75,925	0	75,925
GSVI - Strategic Growth Subaccount	219	2,975	3,636	3,636	0	3,636
LAZS - Emerging Markets Equity Subaccount	3,336	67,692	72,915	72,915	0	72,915
LAZS - U.S. Small-Mid Cap Equity Subaccount	8,572	146,685	166,891	166,891	0	166,891
PRS2 - PSF PGIM Jennison Focused Blend Subaccount (a)	836	12,267	45,902	45,902	0	45,902
PRS2 - PSF PGIM Jennison Growth Subaccount (a)	142	9,047	19,835	19,835	0	19,835
JPMI - Mid Cap Value Subaccount	6,385	50,257	85,173	85,173	0	85,173
ABVB - VPS Global Risk Allocation-Moderate Subaccount	1,057	12,360	12,953	12,953	0	12,953
MFSI - New Discovery Subaccount	3,860	72,425	76,591	76,591	0	76,591
MFSI - Mid Cap Growth Subaccount	1,646	16,328	17,167	17,167	0	17,167
MFSI - Total Return Subaccount	6,552	138,015	178,093	178,093	0	178,093
PVIA - Real Return Subaccount	8,820	116,199	123,390	123,390	0	123,390
PVIA - Global Bond Opportunities Subaccount	2,729	35,063	29,851	29,851	0	29,851
PVIA - CommodityRealReturn® Strategy Subaccount	811	10,538	6,280	6,280	0	6,280
PVIA - Low Duration Subaccount	2,424	24,992	24,801	24,801	0	24,801
BNYS - Appreciation Subaccount	465	18,164	24,652	24,652	0	24,652
ROYI - Small-Cap Subaccount	8,268	76,589	77,799	77,799	0	77,799
ROYI - Micro-Cap Subaccount	2,955	32,299	43,638	43,638	0	43,638
AIMI - Invesco V.I. International Growth Series II Subaccount	87	2,919	3,527	3,527	0	3,527
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	504	5,764	5,318	5,318	0	5,318
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2,166	35,120	51,601	51,601	0	51,601
FRT2 - Franklin Income VIP Subaccount	2,401	36,583	40,239	40,239	0	40,239
FRT2 - Franklin DynaTech VIP Subaccount (b)	1,396	11,759	16,548	16,548	0	16,548
FRT2 - Templeton Foreign VIP Subaccount	1,184	17,505	16,089	16,089	0	16,089
FEDS - Kaufmann Fund II Service Shares Subaccount	660	12,227	14,792	14,792	0	14,792
IVYV - Delaware Ivy VIP Asset Strategy Subaccount (c)	4,113	41,529	41,904	41,904	0	41,904
IVYV - Delaware Ivy VIP Natural Resources Subaccount (c)	2,254	13,547	9,277	9,277	0	9,277
IVYV - Delaware Ivy VIP Science and Technology Subaccount (c)	3,664	98,109	108,111	108,111	0	108,111

(a)	Name changes effective on April 26, 2021:

 PSF PGIM Jennison Focused Blend Subaccount formerly known as Jennison 20/20 Focus Subaccount

 PSF PGIM Jennison Growth Subaccount formerly known as Jennison Subaccount

(b)	Name changes effective on May 1, 2021:

 ON AB Mid Cap Core Subaccount formerly known as ON Janus Henderson Venture Subaccount

 ON AB Small Cap Subaccount formerly known as ON Janus Henderson Enterprise Subaccount

 Franklin DynaTech VIP Subaccount formerly known as Franklin Flex Cap Growth VIP Subaccount

(c)	Name changes effective on July 1, 2021:

 Delaware Ivy VIP Asset Strategy Subaccount formerly known as VIP Asset Strategy Subaccount

 Delaware Ivy VIP Natural Resources Subaccount formerly known as VIP Natural Resources Subaccount

 Delaware Ivy VIP Science and Technology Subaccount formerly known as VIP Science and Technology Subaccount

(d)	Name changes effective on December 6, 2021:

 ASVT (Allspring Variable Trust) formerly known as WFVT (Wells Fargo Variable Trust)

 VT Discovery Fund Subaccount formerly known as Discovery Fund Subaccount

 VT Opportunity Fund Subaccount formerly known as Opportunity Fund Subaccount

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Operations						For the Period Ended December 31, 2021

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
ONFI - ON Bond Subaccount	$7,817	(2,891)	4,926	626	2,111	(15,041)	(12,930)	$(7,378)
ONFI - ON BlackRock Balanced Allocation Subaccount	20,636	(12,241)	8,395	109,524	56,379	50,464	106,843	224,762
ONFI - ON BlackRock Advantage International Equity Subaccount	12,233	(8,928)	3,305	0	16,753	82,948	99,701	103,006
ONFI - ON Janus Henderson Forty Subaccount	0	(2,424)	(2,424)	33,139	21,952	(12,974)	8,978	39,693
ONFI - ON AB Small Cap Subaccount	0	(17,029)	(17,029)	143,982	104,569	(147,993)	(43,424)	83,529
ONFI - ON AB Mid Cap Core Subaccount	1,317	(7,845)	(6,528)	52,301	115,543	(25,419)	90,124	135,897
ONFI - ON S&P 500® Index Subaccount	26,135	(17,896)	8,239	97,971	101,726	216,501	318,227	424,437
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	414	(1,061)	(647)	0	5,317	1,193	6,510	5,863
ONFI - ON Federated High Income Bond Subaccount	7,519	(1,461)	6,058	0	1,760	(2,147)	(387)	5,671
ONFI - ON Nasdaq-100® Index Subaccount	308	(579)	(271)	12,415	8,602	(7,741)	861	13,005
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	61,330	(60,352)	978	549,857	261,565	720,227	981,792	1,532,627
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	0	(440)	(440)	4,997	2,437	(5,564)	(3,127)	1,430
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	149	(531)	(382)	15,004	338	(2,582)	(2,244)	12,378
ONFI - ON Federated Core Plus Bond Subaccount	389	(599)	(210)	14	13	(438)	(425)	(621)
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount (note 4)	0	(52)	(52)	0	2	1,194	1,196	1,144
FIDS - VIP Government Money Market Subaccount	10	(866)	(856)	0	1	0	1	(855)
FID2 - VIP Mid Cap Subaccount	1,374	(3,847)	(2,473)	62,547	12,556	8,339	20,895	80,969
FID2 - VIP Contrafund® Subaccount	119	(4,255)	(4,136)	53,400	28,813	20,047	48,860	98,124
FID2 - VIP Growth Subaccount	0	(3,083)	(3,083)	68,433	1,296	(3,133)	(1,837)	63,513
FID2 - VIP Equity-Income Subaccount	917	(634)	283	6,449	5,262	1,272	6,534	13,266
FID2 - VIP Real Estate Subaccount	151	(158)	(7)	98	30	4,841	4,871	4,962
JASI - Janus Henderson Research Subaccount	182	(1,852)	(1,670)	9,147	3,505	21,569	25,074	32,551
JASI - Janus Henderson Global Research Subaccount	379	(730)	(351)	3,396	1,052	7,077	8,129	11,174
JASI - Janus Henderson Balanced Subaccount	4,877	(5,475)	(598)	4,382	23,181	54,092	77,273	81,057
JASS - Janus Henderson Research Subaccount	10	(687)	(677)	3,240	285	7,907	8,192	10,755
JASS - Janus Henderson Global Research Subaccount	17	(43)	(26)	217	23	476	499	690
JASS - Janus Henderson Balanced Subaccount	2,326	(3,466)	(1,140)	2,553	2,190	47,100	49,290	50,703
JASS - Janus Henderson Overseas Subaccount	749	(767)	(18)	0	141	8,908	9,049	9,031
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	78	(44)	34	1,962	(795)	(332)	(1,127)	869
JASS - Janus Henderson Flexible Bond Subaccount	180	(99)	81	264	5	(573)	(568)	(223)
LEGI - ClearBridge Variable Dividend Strategy Subaccount	236	(150)	86	1,195	44	2,139	2,183	3,464
ASVT - VT Opportunity Subaccount	16	(382)	(366)	1,964	125	6,499	6,624	8,222
ASVT - VT Discovery Subaccount	0	(432)	(432)	2,925	1,595	(6,436)	(4,841)	(2,348)
MSVI - VIF U.S. Real Estate Subaccount	2,486	(1,148)	1,338	0	(787)	38,357	37,570	38,908
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	0	(53)	(53)	0	1,004	(1,204)	(200)	(253)
MSV2 - VIF U.S. Real Estate Subaccount	170	(82)	88	0	8	2,867	2,875	2,963
MSV2 - VIF Growth Subaccount	0	(501)	(501)	11,277	364	(12,915)	(12,551)	(1,775)
GSVI - Large Cap Value Subaccount	837	(759)	78	9,077	574	7,347	7,921	17,076
GSVI - Strategic Growth Subaccount	0	(36)	(36)	427	9	222	231	622
LAZS - Emerging Markets Equity Subaccount	1,387	(789)	598	0	1,372	1,925	3,297	3,895
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	86	(1,612)	(1,526)	178	139	27,477	27,616	26,268
LAZS - International Equity Subaccount	0	(22)	(22)	0	843	(457)	386	364
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	0	(819)	(819)	0	48,918	(37,054)	11,864	11,045
PRS2 - PSF PGIM Jennison Growth Subaccount	0	(168)	(168)	0	86	2,597	2,683	2,515
JPMI - Small Cap Core Subaccount	87	(116)	(29)	418	6,911	(4,715)	2,196	2,585
JPMI - Mid Cap Value Subaccount	712	(843)	(131)	3,923	4,871	10,669	15,540	19,332
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	0	(56)	(56)	0	3,279	(2,504)	775	719
ABVB - VPS Global Risk Allocation-Moderate Subaccount	0	(60)	(60)	0	13	592	605	545
MFSI - New Discovery Subaccount	0	(850)	(850)	13,866	186	(12,892)	(12,706)	310
MFSI - Mid Cap Growth Subaccount	0	(38)	(38)	0	1	840	841	803
MFSI - Total Return Subaccount	2,779	(1,754)	1,025	8,428	11,828	1,883	13,711	23,164
PVIA - Real Return Subaccount	5,937	(1,236)	4,701	0	815	(187)	628	5,329
PVIA - Total Return Subaccount (note 4)	1,044	(594)	450	4,870	(1,071)	(6,965)	(8,036)	(2,716)
PVIA - Global Bond Opportunities Subaccount	1,547	(323)	1,224	474	(537)	(2,815)	(3,352)	(1,654)
PVIA - CommodityRealReturn® Strategy Subaccount	247	(58)	189	0	(60)	1,375	1,315	1,504
PVIA - Low Duration Subaccount	145	(308)	(163)	0	772	(1,146)	(374)	(537)
BNYS - Appreciation Subaccount	45	(203)	(158)	2,061	41	3,084	3,125	5,028
ROYI - Small-Cap Subaccount	1,060	(810)	250	0	(33)	19,879	19,846	20,096
ROYI - Micro-Cap Subaccount	0	(439)	(439)	1,891	1,443	7,713	9,156	10,608
AIMI - Invesco V.I. International Growth Series II Subaccount	38	(55)	(17)	242	2,357	(1,956)	401	626
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	157	(46)	111	169	(3)	130	127	407
NBAS - AMT Mid Cap Intrinsic Value Subaccount	123	(511)	(388)	0	1,562	11,853	13,415	13,027
FRT2 - Franklin Income VIP Subaccount	1,764	(393)	1,371	0	600	4,085	4,685	6,056
FRT2 - Franklin DynaTech VIP Subaccount	0	(220)	(220)	1,018	5,776	(3,230)	2,546	3,344
FRT2 - Templeton Foreign VIP Subaccount	307	(164)	143	0	(572)	1,077	505	648
FRT4 - Franklin Allocation VIP Subaccount	0	(10)	(10)	0	(1,355)	1,423	68	58
FEDS - Kaufmann Fund II Service Shares Subaccount	0	(134)	(134)	1,069	26	(763)	(737)	198
FEDS - Managed Volatility Fund II Primary Shares Subaccount	0	(6)	(6)	0	564	(484)	80	74
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	653	(379)	274	4,203	27	(904)	(877)	3,600
IVYV - Delaware Ivy VIP Natural Resources Subaccount	137	(81)	56	0	(49)	1,877	1,828	1,884
IVYV - Delaware Ivy VIP Science and Technology Subaccount	0	(932)	(932)	30,692	309	(16,683)	(16,374)	13,386

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Bond Subaccount	ONFI - ON Bond Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Balanced Allocation Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount	ONFI - ON BlackRock Advantage International Equity Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,926	$(934)	$8,395	$(9,490)	$3,305	$(2,145)
Reinvested capital gains	626	0	109,524	6,439	0	0
Realized gain (loss)	2,111	33,443	56,379	114,845	16,753	20,412
Unrealized gain (loss)	(15,041)	(7,346)	50,464	68,673	82,948	46,979
Net increase (decrease) in contract owners' equity from operations	(7,378)	25,163	224,762	180,467	103,006	65,246
Equity transactions:
Contract purchase payments (note 1)	1,342	1,880	1,887	1,470	2,916	2,044
Transfers (to) and from other subaccounts	0	0	0	0	113,483	175,339
Transfers (to) and from fixed dollar contract	0	0	(17,533)	0	0	(1,008)
Withdrawals and surrenders	0	(109,994)	(56,011)	(173,286)	(54,951)	(161,966)
Surrender charges (note 2)	0	(21)	(679)	(95)	(43)	(153)
Annual contract charges (note 2)	(106)	(112)	(681)	(821)	(501)	(516)
Annuity and death benefit payments	(4,115)	(8,494)	(16,720)	(54,689)	(4,155)	(7,122)
Net equity transactions	(2,879)	(116,741)	(89,737)	(227,421)	56,749	6,618
Net change in contract owners' equity	(10,257)	(91,578)	135,025	(46,954)	159,755	71,864
Contract owners' equity:
Beginning of period	294,977	386,555	1,304,948	1,351,902	753,043	681,179
End of period	$284,720	$294,977	$1,439,973	$1,304,948	$912,798	$753,043

Change in units:
Beginning units	6,734	8,721	18,423	20,813	30,406	28,748
Units purchased	23	32	16	16	4,791	9,052
Units redeemed	(31)	(2,019)	(847)	(2,406)	(2,140)	(7,394)
Ending units	6,726	6,734	17,592	18,423	33,057	30,406

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity		For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Foreign Subaccount (note 4)	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON Janus Henderson Forty Subaccount	ONFI - ON AB Small Cap Subaccount	ONFI - ON AB Small Cap Subaccount
	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,562	$(2,424)	$(2,123)	$(17,029)	$(9,189)
Reinvested capital gains	0	33,139	5,037	143,982	19,780
Realized gain (loss)	50,042	21,952	27,496	104,569	58,315
Unrealized gain (loss)	(82,869)	(12,974)	34,125	(147,993)	258,729
Net increase (decrease) in contract owners' equity from operations	(31,265)	39,693	64,535	83,529	327,635
Equity transactions:
Contract purchase payments (note 1)	0	0	250	55,988	2,641
Transfers (to) and from other subaccounts	(175,338)	0	3,204	0	(6,479)
Transfers (to) and from fixed dollar contract	0	0	(1,169)	0	(3,618)
Withdrawals and surrenders	(5,125)	(7,822)	(35,614)	(127,666)	(164,251)
Surrender charges (note 2)	(1)	(5)	(287)	(26)	(112)
Annual contract charges (note 2)	(36)	(124)	(145)	(546)	(623)
Annuity and death benefit payments	(429)	(28,627)	(11,137)	(99,916)	(25,950)
Net equity transactions	(180,929)	(36,578)	(44,898)	(172,166)	(198,392)
Net change in contract owners' equity	(212,194)	3,115	19,637	(88,637)	129,243
Contract owners' equity:
Beginning of period	212,194	217,833	198,196	1,331,607	1,202,364
End of period	$0	$220,948	$217,833	$1,242,970	$1,331,607

Change in units:
Beginning units	5,645	5,989	7,362	20,845	25,019
Units purchased	0	0	110	15	58
Units redeemed	(5,645)	(766)	(1,483)	(3,370)	(4,232)
Ending units	0	5,223	5,989	17,490	20,845

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity		For the Periods Ended December 31, 2021 and 2020

	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON AB Mid Cap Core Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount	ONFI - ON BlackRock Advantage Large Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(6,528)	$(6,225)	$8,239	$(7,732)	$(647)	$(23)
Reinvested capital gains	52,301	11,114	97,971	15,621	0	157
Realized gain (loss)	115,543	36,752	101,726	49,728	5,317	359
Unrealized gain (loss)	(25,419)	102,065	216,501	175,272	1,193	91
Net increase (decrease) in contract owners' equity from operations	135,897	143,706	424,437	232,889	5,863	584
Equity transactions:
Contract purchase payments (note 1)	0	1,067	28,292	7,810	10,165	120
Transfers (to) and from other subaccounts	0	0	0	(6,575)	0	0
Transfers (to) and from fixed dollar contract	0	0	(25,721)	3,726	0	0
Withdrawals and surrenders	(43,168)	(33,186)	(72,490)	(72,106)	(10,055)	0
Surrender charges (note 2)	(13)	(61)	(748)	(610)	0	0
Annual contract charges (note 2)	(318)	(381)	(497)	(512)	(17)	(16)
Annuity and death benefit payments	(116,332)	(16,280)	(45,709)	(14,683)	(885)	(1,009)
Net equity transactions	(159,831)	(48,841)	(116,873)	(82,950)	(792)	(905)
Net change in contract owners' equity	(23,934)	94,865	307,564	149,939	5,071	(321)
Contract owners' equity:
Beginning of period	931,579	836,714	1,627,983	1,478,044	27,840	28,161
End of period	$907,645	$931,579	$1,935,547	$1,627,983	$32,911	$27,840

Change in units:
Beginning units	13,014	13,797	28,068	29,800	1,243	1,290
Units purchased	0	21	198	240	4	7
Units redeemed	(2,043)	(804)	(2,552)	(1,972)	(389)	(54)
Ending units	10,971	13,014	25,714	28,068	858	1,243

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON Nasdaq-100® Index Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount	ONFI - ON BlackRock Advantage Large Cap Core Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$6,058	$775	$(271)	$(393)	$978	$(66,405)
Reinvested capital gains	0	0	12,415	2,276	549,857	0
Realized gain (loss)	1,760	657	8,602	9,246	261,565	103,431
Unrealized gain (loss)	(2,147)	5,768	(7,741)	6,586	720,227	790,350
Net increase (decrease) in contract owners' equity from operations	5,671	7,200	13,005	17,715	1,532,627	827,376
Equity transactions:
Contract purchase payments (note 1)	90	90	10,011	6,211	9,910	10,586
Transfers (to) and from other subaccounts	0	0	0	0	(52,089)	(117,946)
Transfers (to) and from fixed dollar contract	0	0	0	0	(17,077)	(150,912)
Withdrawals and surrenders	(1,978)	0	(10,069)	(20,333)	(347,336)	(339,925)
Surrender charges (note 2)	0	0	(740)	(692)	(1,064)	(87)
Annual contract charges (note 2)	(39)	(45)	(43)	(41)	(2,018)	(2,036)
Annuity and death benefit payments	0	0	(1,416)	(3,232)	(346,877)	(157,790)
Net equity transactions	(1,927)	45	(2,257)	(18,087)	(756,551)	(758,110)
Net change in contract owners' equity	3,744	7,245	10,748	(372)	776,076	69,266
Contract owners' equity:
Beginning of period	145,319	138,074	48,424	48,796	5,964,896	5,895,630
End of period	$149,063	$145,319	$59,172	$48,424	$6,740,972	$5,964,896

Change in units:
Beginning units	4,568	4,567	1,683	2,504	200,849	228,949
Units purchased	3	2	334	293	336	612
Units redeemed	(61)	(1)	(382)	(1,114)	(17,804)	(28,712)
Ending units	4,510	4,568	1,635	1,683	183,381	200,849

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	ONFI - ON Federated Core Plus Bond Subaccount	ONFI - ON Janus Henderson U.S. Low Volatility Subaccount (note 4)
	2021	2020	2021	2020	2021(a)	06-25-2021 to 12-31-2021
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(440)	$(335)	$(382)	$(312)	$(210)	$(52)
Reinvested capital gains	4,997	410	15,004	554	14	0
Realized gain (loss)	2,437	66	338	246	13	2
Unrealized gain (loss)	(5,564)	10,669	(2,582)	11,489	(438)	1,194
Net increase (decrease) in contract owners' equity from operations	1,430	10,810	12,378	11,977	(621)	1,144
Equity transactions:
Contract purchase payments (note 1)	90	90	0	0	60	0
Transfers (to) and from other subaccounts	0	0	0	0	122,967	10,711
Transfers (to) and from fixed dollar contract	0	0	0	1	0	1
Withdrawals and surrenders	(5,380)	0	0	0	(9,914)	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	(27)	(24)	(20)	(19)	(17)	0
Annuity and death benefit payments	0	0	0	0	(604)	0
Net equity transactions	(5,317)	66	(20)	(18)	112,492	10,712
Net change in contract owners' equity	(3,887)	10,876	12,358	11,959	111,871	11,856
Contract owners' equity:
Beginning of period	43,600	32,724	48,639	36,680	0	0
End of period	$39,713	$43,600	$60,997	$48,639	$111,871	$11,856

Change in units:
Beginning units	1,233	1,231	1,423	1,424	0	0
Units purchased	2	3	1	0	12,444	1,071
Units redeemed	(141)	(1)	(1)	(1)	(1,064)	0
Ending units	1,094	1,233	1,423	1,423	11,380	1,071

(a)	Subaccount was available for investment during the entire period ended December 31, 2021, but received no assets until later in that period.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(856)	$(3,395)	$(2,473)	$(2,058)	$(4,136)	$(3,923)
Reinvested capital gains	0	0	62,547	0	53,400	2,280
Realized gain (loss)	1	0	12,556	(3,237)	28,813	56,281
Unrealized gain (loss)	0	0	8,339	49,040	20,047	59,556
Net increase (decrease) in contract owners' equity from operations	(855)	(3,395)	80,969	43,745	98,124	114,194
Equity transactions:
Contract purchase payments (note 1)	0	0	703	608	957	972
Transfers (to) and from other subaccounts	0	29,580	(19,582)	0	24,040	14,235
Transfers (to) and from fixed dollar contract	0	0	0	(81,504)	0	(106,139)
Withdrawals and surrenders	(7,721)	(776,543)	(23,167)	0	(65,192)	(64,439)
Surrender charges (note 2)	(1)	(74)	(9)	0	(20)	(12)
Annual contract charges (note 2)	(59)	(64)	(107)	(109)	(97)	(95)
Annuity and death benefit payments	(3,201)	(4,128)	(2,658)	(2,333)	(4,637)	(8,110)
Net equity transactions	(10,982)	(751,229)	(44,820)	(83,338)	(44,949)	(163,588)
Net change in contract owners' equity	(11,837)	(754,624)	36,149	(39,593)	53,175	(49,394)
Contract owners' equity:
Beginning of period	102,710	857,334	365,721	405,314	395,612	445,006
End of period	$90,873	$102,710	$401,870	$365,721	$448,787	$395,612

Change in units:
Beginning units	5,359	38,685	6,691	8,679	9,352	13,476
Units purchased	0	2,017	11	14	701	725
Units redeemed	(358)	(35,343)	(786)	(2,002)	(1,662)	(4,849)
Ending units	5,001	5,359	5,916	6,691	8,391	9,352

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(3,083)	$(2,119)	$283	$425	$(7)	$122
Reinvested capital gains	68,433	21,360	6,449	2,866	98	565
Realized gain (loss)	1,296	693	5,262	595	30	(2)
Unrealized gain (loss)	(3,133)	66,586	1,272	1,440	4,841	(1,803)
Net increase (decrease) in contract owners' equity from operations	63,513	86,520	13,266	5,326	4,962	(1,118)
Equity transactions:
Contract purchase payments (note 1)	760	520	0	2	0	0
Transfers (to) and from other subaccounts	0	0	0	4,579	0	0
Transfers (to) and from fixed dollar contract	0	2,600	0	(7,066)	0	0
Withdrawals and surrenders	0	0	(32,957)	0	0	0
Surrender charges (note 2)	0	0	(3)	0	0	0
Annual contract charges (note 2)	(23)	(21)	(20)	(23)	(18)	(18)
Annuity and death benefit payments	(238)	(1)	(1)	0	0	(1)
Net equity transactions	499	3,098	(32,981)	(2,508)	(18)	(19)
Net change in contract owners' equity	64,012	89,618	(19,715)	2,818	4,944	(1,137)
Contract owners' equity:
Beginning of period	291,831	202,213	76,654	73,836	13,326	14,463
End of period	$355,843	$291,831	$56,939	$76,654	$18,270	$13,326

Change in units:
Beginning units	9,322	9,181	3,011	3,059	778	779
Units purchased	23	142	0	269	0	0
Units redeemed	(8)	(1)	(1,202)	(317)	(1)	(1)
Ending units	9,337	9,322	1,809	3,011	777	778

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,670)	$(1,086)	$(351)	$(156)	$(598)	$3,861
Reinvested capital gains	9,147	14,102	3,396	2,939	4,382	9,442
Realized gain (loss)	3,505	32,601	1,052	1,824	23,181	141,621
Unrealized gain (loss)	21,569	5,979	7,077	6,022	54,092	(65,506)
Net increase (decrease) in contract owners' equity from operations	32,551	51,596	11,174	10,629	81,057	89,418
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	60	60
Transfers (to) and from other subaccounts	25,669	0	0	0	0	0
Transfers (to) and from fixed dollar contract	(6,863)	0	0	0	0	(6,908)
Withdrawals and surrenders	0	(101,841)	(1,854)	(5,323)	(65,740)	(1,005,528)
Surrender charges (note 2)	0	(10)	0	(1)	0	(51)
Annual contract charges (note 2)	(54)	(53)	(47)	(46)	(151)	(157)
Annuity and death benefit payments	0	(306)	(1)	0	(22,474)	(7,990)
Net equity transactions	18,752	(102,210)	(1,902)	(5,370)	(88,305)	(1,020,574)
Net change in contract owners' equity	51,303	(50,614)	9,272	5,259	(7,248)	(931,156)
Contract owners' equity:
Beginning of period	145,582	196,196	66,397	61,138	550,981	1,482,137
End of period	$196,885	$145,582	$75,669	$66,397	$543,733	$550,981

Change in units:
Beginning units	4,791	8,566	3,099	3,396	14,223	43,796
Units purchased	952	1	0	0	2	2
Units redeemed	(292)	(3,776)	(76)	(297)	(2,092)	(29,575)
Ending units	5,451	4,791	3,023	3,099	12,133	14,223

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(677)	$(414)	$(26)	$(14)	$(1,140)	$1,276
Reinvested capital gains	3,240	3,895	217	188	2,553	4,411
Realized gain (loss)	285	154	23	15	2,190	52,399
Unrealized gain (loss)	7,907	9,847	476	461	47,100	(15,118)
Net increase (decrease) in contract owners' equity from operations	10,755	13,482	690	650	50,703	42,968
Equity transactions:
Contract purchase payments (note 1)	792	792	0	0	760	520
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	2	1	0	0	0
Withdrawals and surrenders	0	0	0	0	0	(287,978)
Surrender charges (note 2)	0	0	0	0	0	(19)
Annual contract charges (note 2)	(21)	(21)	(7)	(7)	(125)	(128)
Annuity and death benefit payments	(1)	0	0	0	(4,307)	(3,896)
Net equity transactions	770	773	(6)	(7)	(3,672)	(291,501)
Net change in contract owners' equity	11,525	14,255	684	643	47,031	(248,533)
Contract owners' equity:
Beginning of period	57,032	42,777	4,139	3,496	324,502	573,035
End of period	$68,557	$57,032	$4,823	$4,139	$371,533	$324,502

Change in units:
Beginning units	2,448	2,408	277	278	9,653	19,413
Units purchased	31	41	0	0	21	18
Units redeemed	(1)	(1)	0	(1)	(125)	(9,778)
Ending units	2,478	2,448	277	277	9,549	9,653

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	JASS - Janus Henderson Flexible Bond Subaccount	JASS - Janus Henderson Flexible Bond Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(18)	$127	$34	$89	$81	$166
Reinvested capital gains	0	0	1,962	631	264	0
Realized gain (loss)	141	(3,207)	(795)	1,025	5	7
Unrealized gain (loss)	8,908	12,154	(332)	(1,431)	(573)	777
Net increase (decrease) in contract owners' equity from operations	9,031	9,074	869	314	(223)	950
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	0	0	(10,711)	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	(12,355)	(7,189)	0	(11,356)	0	0
Surrender charges (note 2)	(2)	0	0	(14)	0	0
Annual contract charges (note 2)	(22)	(21)	0	0	0	0
Annuity and death benefit payments	(229)	(1,069)	0	(1)	(1)	0
Net equity transactions	(12,608)	(8,279)	(10,711)	(11,371)	(1)	0
Net change in contract owners' equity	(3,577)	795	(9,842)	(11,057)	(224)	950
Contract owners' equity:
Beginning of period	74,292	73,497	9,842	20,899	11,196	10,246
End of period	$70,715	$74,292	$0	$9,842	$10,972	$11,196

Change in units:
Beginning units	1,930	2,189	436	957	950	950
Units purchased	0	0	0	0	0	0
Units redeemed	(291)	(259)	(436)	(521)	0	0
Ending units	1,639	1,930	0	436	950	950

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity
	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount
	2021	2020	2020(b)	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$86	$59	$(31)	$(366)	$(155)
Reinvested capital gains	1,195	110	0	1,964	2,183
Realized gain (loss)	44	14	(2,729)	125	41
Unrealized gain (loss)	2,139	658	(336)	6,499	3,705
Net increase (decrease) in contract owners' equity from operations	3,464	841	(3,096)	8,222	5,774
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0
Transfers (to) and from other subaccounts	0	0	(8,924)	0	0
Transfers (to) and from fixed dollar contract	0	0	1	1	0
Withdrawals and surrenders	0	0	0	0	0
Surrender charges (note 2)	0	0	0	0	0
Annual contract charges (note 2)	(3)	(3)	0	(7)	(6)
Annuity and death benefit payments	0	0	0	0	0
Net equity transactions	(3)	(3)	(8,923)	(6)	(6)
Net change in contract owners' equity	3,461	838	(12,019)	8,216	5,768
Contract owners' equity:
Beginning of period	13,557	12,719	12,019	34,889	29,121
End of period	$17,018	$13,557	$0	$43,105	$34,889

Change in units:
Beginning units	467	467	473	732	732
Units purchased	0	0	0	0	0
Units redeemed	0	0	(473)	0	0
Ending units	467	467	0	732	732

(b)	Although the Subaccount had no assets nor contract owners’ equity at December 31, 2020 and 2021, it was an available Subaccount during the entire period and at December 31, 2020 and 2021.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ASVT - VT Discovery Subaccount	ASVT - VT Discovery Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(432)	$(337)	$1,338	$2,142	$(53)	$229
Reinvested capital gains	2,925	2,661	0	3,265	0	154
Realized gain (loss)	1,595	1,160	(787)	(125)	1,004	363
Unrealized gain (loss)	(6,436)	12,385	38,357	(32,252)	(1,204)	300
Net increase (decrease) in contract owners' equity from operations	(2,348)	15,869	38,908	(26,970)	(253)	1,046
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	0	0	(19,252)	0	(8,396)	0
Transfers (to) and from fixed dollar contract	0	0	0	1	0	0
Withdrawals and surrenders	0	0	(2,356)	(1,796)	(6,572)	0
Surrender charges (note 2)	0	0	0	(2)	0	0
Annual contract charges (note 2)	(33)	(35)	(23)	(27)	0	0
Annuity and death benefit payments	(2,671)	(2,453)	0	0	0	(4,845)
Net equity transactions	(2,704)	(2,488)	(21,631)	(1,824)	(14,968)	(4,845)
Net change in contract owners' equity	(5,052)	13,381	17,277	(28,794)	(15,221)	(3,799)
Contract owners' equity:
Beginning of period	41,051	27,670	123,804	152,598	15,221	19,020
End of period	$35,999	$41,051	$141,081	$123,804	$0	$15,221

Change in units:
Beginning units	850	922	2,444	2,481	772	1,036
Units purchased	0	0	0	1	0	1
Units redeemed	(56)	(72)	(443)	(38)	(772)	(265)
Ending units	794	850	2,001	2,444	0	772

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF U.S. Real Estate Subaccount	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$88	$117	$(501)	$(296)	$78	$380
Reinvested capital gains	0	205	11,277	3,081	9,077	1,380
Realized gain (loss)	8	(7)	364	128	574	(182)
Unrealized gain (loss)	2,867	(2,000)	(12,915)	17,719	7,347	829
Net increase (decrease) in contract owners' equity from operations	2,963	(1,685)	(1,775)	20,632	17,076	2,407
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	0	0	16,364	0	0	0
Transfers (to) and from fixed dollar contract	0	1	0	2,601	0	0
Withdrawals and surrenders	0	0	0	0	(23,565)	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	0	0	(28)	(25)	(23)	(23)
Annuity and death benefit payments	0	0	(278)	0	0	0
Net equity transactions	0	1	16,058	2,576	(23,588)	(23)
Net change in contract owners' equity	2,963	(1,684)	14,283	23,208	(6,512)	2,384
Contract owners' equity:
Beginning of period	7,758	9,442	39,727	16,519	82,437	80,053
End of period	$10,721	$7,758	$54,010	$39,727	$75,925	$82,437

Change in units:
Beginning units	232	232	435	388	3,230	3,232
Units purchased	0	0	162	47	1	0
Units redeemed	0	0	(3)	0	(806)	(2)
Ending units	232	232	594	435	2,425	3,230

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(36)	$(25)	$598	$1,267	$(1,526)	$(1,039)
Reinvested capital gains	427	225	0	0	178	9,837
Realized gain (loss)	9	0	1,372	(1,505)	139	(5,891)
Unrealized gain (loss)	222	646	1,925	(3,580)	27,477	2,130
Net increase (decrease) in contract owners' equity from operations	622	846	3,895	(3,818)	26,268	5,037
Equity transactions:
Contract purchase payments (note 1)	0	0	225	240	0	0
Transfers (to) and from other subaccounts	0	0	0	(5,177)	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	(17,670)
Withdrawals and surrenders	0	0	(11,191)	(2,357)	0	0
Surrender charges (note 2)	0	0	(2)	(2)	0	0
Annual contract charges (note 2)	(2)	(2)	(31)	(37)	(50)	(48)
Annuity and death benefit payments	(1)	0	(57)	(109)	0	(13,070)
Net equity transactions	(3)	(2)	(11,056)	(7,442)	(50)	(30,788)
Net change in contract owners' equity	619	844	(7,161)	(11,260)	26,218	(25,751)
Contract owners' equity:
Beginning of period	3,017	2,173	80,076	91,336	140,673	166,424
End of period	$3,636	$3,017	$72,915	$80,076	$166,891	$140,673

Change in units:
Beginning units	79	79	2,048	2,286	2,821	3,512
Units purchased	0	0	5	8	0	0
Units redeemed	0	0	(270)	(246)	(1)	(691)
Ending units	79	79	1,783	2,048	2,820	2,821

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Focused Blend Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount	PRS2 - PSF PGIM Jennison Growth Subaccount
	2021(c)	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(22)	$33	$(819)	$(861)	$(168)	$(121)
Reinvested capital gains	0	242	0	0	0	0
Realized gain (loss)	843	3,167	48,918	1,093	86	40
Unrealized gain (loss)	(457)	(2,220)	(37,054)	22,924	2,597	6,168
Net increase (decrease) in contract owners' equity from operations	364	1,222	11,045	23,156	2,515	6,087
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	0	0	(32,729)	0	0	0
Transfers (to) and from fixed dollar contract	1	0	0	0	1	0
Withdrawals and surrenders	(8,918)	(92,474)	(34,479)	0	0	0
Surrender charges (note 2)	0	(3)	(7)	0	0	0
Annual contract charges (note 2)	0	0	(26)	(25)	0	0
Annuity and death benefit payments	0	(1)	(488)	(888)	0	(1)
Net equity transactions	(8,917)	(92,478)	(67,729)	(913)	1	(1)
Net change in contract owners' equity	(8,553)	(91,256)	(56,684)	22,243	2,516	6,086
Contract owners' equity:
Beginning of period	8,553	99,809	102,586	80,343	17,319	11,233
End of period	$0	$8,553	$45,902	$102,586	$19,835	$17,319

Change in units:
Beginning units	485	6,229	1,718	1,737	224	224
Units purchased	0	0	0	0	0	0
Units redeemed	(485)	(5,744)	(1,044)	(19)	0	0
Ending units	0	485	674	1,718	224	224

(c)	Although the Subaccount had no assets nor contract owners’ equity at December 31, 2021, it was an available Subaccount during the entire period and at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	JPMI - Small Cap Core Subaccount	JPMI - Small Cap Core Subaccount	JPMI - Mid Cap Value Subaccount	JPMI - Mid Cap Value Subaccount	ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)
	2021(c)	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(29)	$76	$(131)	$255	$(56)	$74
Reinvested capital gains	418	1,981	3,923	4,152	0	0
Realized gain (loss)	6,911	2,855	4,871	167	3,279	187
Unrealized gain (loss)	(4,715)	(5,914)	10,669	(5,142)	(2,504)	172
Net increase (decrease) in contract owners' equity from operations	2,585	(1,002)	19,332	(568)	719	433
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	0	0	(13,942)	0	(13,094)	0
Transfers (to) and from fixed dollar contract	0	(20,507)	0	1	0	0
Withdrawals and surrenders	(17,151)	0	0	0	0	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	0	0	(24)	(25)	0	0
Annuity and death benefit payments	0	0	0	0	(682)	(1,341)
Net equity transactions	(17,151)	(20,507)	(13,966)	(24)	(13,776)	(1,341)
Net change in contract owners' equity	(14,566)	(21,509)	5,366	(592)	(13,057)	(908)
Contract owners' equity:
Beginning of period	14,566	36,075	79,807	80,399	13,057	13,965
End of period	$0	$14,566	$85,173	$79,807	$0	$13,057

Change in units:
Beginning units	329	919	1,549	1,549	904	1,005
Units purchased	0	0	0	1	0	0
Units redeemed	(329)	(590)	(264)	(1)	(904)	(101)
Ending units	0	329	1,285	1,549	0	904

(c)	Although the Subaccount had no assets nor contract owners’ equity at December 31, 2021, it was an available Subaccount during the entire period and at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ABVB - VPS Global Risk Allocation- Moderate Subaccount	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount
	2021(a)	2021	2020	2021(a)	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(60)	$(850)	$(419)	$(38)	$1,025	$2,070
Reinvested capital gains	0	13,866	4,123	0	8,428	4,977
Realized gain (loss)	13	186	72	1	11,828	1,281
Unrealized gain (loss)	592	(12,892)	11,942	840	1,883	7,035
Net increase (decrease) in contract owners' equity from operations	545	310	15,718	803	23,164	15,363
Equity transactions:
Contract purchase payments (note 1)	0	60	60	0	760	520
Transfers (to) and from other subaccounts	13,094	24,789	0	16,364	0	0
Transfers (to) and from fixed dollar contract	0	1	0	0	0	0
Withdrawals and surrenders	0	0	0	0	(6,226)	0
Surrender charges (note 2)	0	0	0	0	(6)	0
Annual contract charges (note 2)	0	(21)	(15)	0	(19)	(26)
Annuity and death benefit payments	(686)	0	0	0	(40,755)	(8,641)
Net equity transactions	12,408	24,829	45	16,364	(46,246)	(8,147)
Net change in contract owners' equity	12,953	25,139	15,763	17,167	(23,082)	7,216
Contract owners' equity:
Beginning of period	0	51,452	35,689	0	201,175	193,959
End of period	$12,953	$76,591	$51,452	$17,167	$178,093	$201,175

Change in units:
Beginning units	0	909	908	0	7,420	7,765
Units purchased	1,032	437	1	422	28	22
Units redeemed	(53)	0	0	0	(1,615)	(367)
Ending units	979	1,346	909	422	5,833	7,420

(a)	Subaccount was available for investment during the entire period ended December 31, 2021, but received no assets until later in that period.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount	PVIA - Total Return Subaccount (note 4)	PVIA - Total Return Subaccount (note 4)	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$4,701	$395	$450	$1,421	$1,224	$526
Reinvested capital gains	0	0	4,870	1,429	474	0
Realized gain (loss)	815	171	(1,071)	74	(537)	(144)
Unrealized gain (loss)	(187)	8,803	(6,965)	6,112	(2,815)	2,786
Net increase (decrease) in contract owners' equity from operations	5,329	9,369	(2,716)	9,036	(1,654)	3,168
Equity transactions:
Contract purchase payments (note 1)	60	60	50	120	110	120
Transfers (to) and from other subaccounts	36,885	(5,384)	(114,571)	(6,126)	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	(7,554)	0	(11,065)	0	(6,263)	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	(38)	(34)	(11)	(33)	(18)	(22)
Annuity and death benefit payments	(5,754)	(6,630)	(632)	(1,359)	(519)	(549)
Net equity transactions	23,599	(11,988)	(126,229)	(7,398)	(6,690)	(451)
Net change in contract owners' equity	28,928	(2,619)	(128,945)	1,638	(8,344)	2,717
Contract owners' equity:
Beginning of period	94,462	97,081	128,945	127,307	38,195	35,478
End of period	$123,390	$94,462	$0	$128,945	$29,851	$38,195

Change in units:
Beginning units	4,615	5,246	6,111	6,482	1,859	1,884
Units purchased	1,835	3	3	6	6	6
Units redeemed	(647)	(634)	(6,114)	(377)	(328)	(31)
Ending units	5,803	4,615	0	6,111	1,537	1,859

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	PVIA - Commodity Real Return® Strategy Subaccount	PVIA - Commodity Real Return® Strategy Subaccount	PVIA - Low Duration Subaccount	PVIA - Low Duration Subaccount	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$189	$213	$(163)	$(24)	$(158)	$(63)
Reinvested capital gains	0	0	0	0	2,061	1,352
Realized gain (loss)	(60)	(67)	772	5	41	8
Unrealized gain (loss)	1,375	(114)	(1,146)	762	3,084	2,274
Net increase (decrease) in contract owners' equity from operations	1,504	32	(537)	743	5,028	3,571
Equity transactions:
Contract purchase payments (note 1)	110	120	0	0	0	0
Transfers (to) and from other subaccounts	0	0	(113,483)	113,233	0	0
Transfers (to) and from fixed dollar contract	0	1	1	0	0	1
Withdrawals and surrenders	0	0	0	0	0	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	(2)	(2)	(30)	(30)	(2)	(2)
Annuity and death benefit payments	(1)	0	0	0	(1)	0
Net equity transactions	107	119	(113,512)	113,203	(3)	(1)
Net change in contract owners' equity	1,611	151	(114,049)	113,946	5,025	3,570
Contract owners' equity:
Beginning of period	4,669	4,518	138,850	24,904	19,627	16,057
End of period	$6,280	$4,669	$24,801	$138,850	$24,652	$19,627

Change in units:
Beginning units	545	529	13,320	2,456	453	453
Units purchased	11	16	0	10,867	0	0
Units redeemed	0	0	(10,870)	(3)	0	0
Ending units	556	545	2,450	13,320	453	453

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount	AIMI - Invesco V.I. International Growth Series II Subaccount	AIMI - Invesco V.I. International Growth Series II Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$250	$21	$(439)	$(295)	$(17)	$134
Reinvested capital gains	0	1,208	1,891	489	242	248
Realized gain (loss)	(33)	(430)	1,443	(60)	2,357	9
Unrealized gain (loss)	19,879	(7,415)	7,713	6,926	(1,956)	990
Net increase (decrease) in contract owners' equity from operations	20,096	(6,616)	10,608	7,060	626	1,381
Equity transactions:
Contract purchase payments (note 1)	85	90	30	30	0	0
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	(16,678)	0	(5,366)	0	(9,340)	0
Surrender charges (note 2)	(3)	0	(1)	0	0	0
Annual contract charges (note 2)	(44)	(43)	(13)	(10)	0	0
Annuity and death benefit payments	(143)	(242)	0	0	(1)	(1)
Net equity transactions	(16,783)	(195)	(5,350)	20	(9,341)	(1)
Net change in contract owners' equity	3,313	(6,811)	5,258	7,080	(8,715)	1,380
Contract owners' equity:
Beginning of period	74,486	81,297	38,380	31,300	12,242	10,862
End of period	$77,799	$74,486	$43,638	$38,380	$3,527	$12,242

Change in units:
Beginning units	2,026	2,033	1,017	1,016	779	779
Units purchased	2	2	1	1	0	0
Units redeemed	(371)	(9)	(121)	0	(565)	0
Ending units	1,657	2,026	897	1,017	214	779

 The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount
	2021	2020	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$111	$308	$(388)	$(138)	$1,371	$4,180
Reinvested capital gains	169	233	0	0	0	71
Realized gain (loss)	(3)	(6)	1,562	(329)	600	(8,125)
Unrealized gain (loss)	130	(130)	11,853	(1,936)	4,085	(5,529)
Net increase (decrease) in contract owners' equity from operations	407	405	13,027	(2,403)	6,056	(9,403)
Equity transactions:
Contract purchase payments (note 1)	0	0	816	816	0	0
Transfers (to) and from other subaccounts	0	0	0	(3,204)	0	(5,017)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	(6,881)
Withdrawals and surrenders	0	0	(5,613)	0	(6,143)	(46,535)
Surrender charges (note 2)	0	0	0	0	(3)	0
Annual contract charges (note 2)	0	0	(11)	(11)	(10)	(11)
Annuity and death benefit payments	0	0	0	(1)	(275)	(28,173)
Net equity transactions	0	0	(4,808)	(2,400)	(6,431)	(86,617)
Net change in contract owners' equity	407	405	8,219	(4,803)	(375)	(96,020)
Contract owners' equity:
Beginning of period	4,911	4,506	43,382	48,185	40,614	136,634
End of period	$5,318	$4,911	$51,601	$43,382	$40,239	$40,614

Change in units:
Beginning units	346	346	2,432	2,599	1,984	6,611
Units purchased	0	0	38	56	0	0
Units redeemed	0	0	(258)	(223)	(289)	(4,627)
Ending units	346	346	2,212	2,432	1,695	1,984

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount
	2021	2020	2021	2020	2021(c)	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(220)	$(258)	$143	$453	$(10)	$20
Reinvested capital gains	1,018	1,598	0	0	0	2,223
Realized gain (loss)	5,776	27	(572)	(53)	(1,355)	(18)
Unrealized gain (loss)	(3,230)	8,365	1,077	(885)	1,423	(1,315)
Net increase (decrease) in contract owners' equity from operations	3,344	9,732	648	(485)	58	910
Equity transactions:
Contract purchase payments (note 1)	165	180	0	0	0	0
Transfers (to) and from other subaccounts	0	0	(6,517)	0	0	0
Transfers (to) and from fixed dollar contract	1	0	0	0	1	1
Withdrawals and surrenders	(19,147)	0	0	0	(9,614)	0
Surrender charges (note 2)	0	0	0	0	(9)	0
Annual contract charges (note 2)	(8)	(7)	(4)	(5)	0	(9)
Annuity and death benefit payments	0	(1)	(1)	0	0	0
Net equity transactions	(18,989)	172	(6,522)	(5)	(9,622)	(8)
Net change in contract owners' equity	(15,645)	9,904	(5,874)	(490)	(9,564)	902
Contract owners' equity:
Beginning of period	32,193	22,289	21,963	22,453	9,564	8,662
End of period	$16,548	$32,193	$16,089	$21,963	$0	$9,564

Change in units:
Beginning units	781	776	1,553	1,554	559	559
Units purchased	4	5	1	0	0	1
Units redeemed	(430)	0	(456)	(1)	(559)	(1)
Ending units	355	781	1,098	1,553	0	559

(c)	Although the Subaccount had no assets nor contract owners’ equity at December 31, 2021, it was an available Subaccount during the entire period and at December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity			For the Periods Ended December 31, 2021 and 2020

	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Managed Volatility Fund II Primary Shares Subaccount	FEDS - Managed Volatility Fund II Primary Shares Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount
	2021	2020	2021 (d)	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(134)	$(112)	$(6)	$80	$274	$249
Reinvested capital gains	1,069	1,194	0	0	4,203	656
Realized gain (loss)	26	14	564	2	27	(1,615)
Unrealized gain (loss)	(763)	2,037	(484)	(93)	(904)	4,889
Net increase (decrease) in contract owners' equity from operations	198	3,133	74	(11)	3,600	4,179
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	60	60
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	1	1	0
Withdrawals and surrenders	0	0	(6,006)	0	0	(21,447)
Surrender charges (note 2)	0	0	(5)	0	0	0
Annual contract charges (note 2)	0	0	0	(6)	(17)	(17)
Annuity and death benefit payments	(1)	0	0	0	0	(1,997)
Net equity transactions	(1)	0	(6,011)	(5)	44	(23,401)
Net change in contract owners' equity	197	3,133	(5,937)	(16)	3,644	(19,222)
Contract owners' equity:
Beginning of period	14,595	11,462	5,937	5,953	38,260	57,482
End of period	$14,792	$14,595	$0	$5,937	$41,904	$38,260

Change in units:
Beginning units	440	440	380	380	1,809	3,059
Units purchased	0	0	0	0	3	4
Units redeemed	0	0	(380)	0	(1)	(1,254)
Ending units	440	440	0	380	1,811	1,809

(d)	As of June 25, 2021, this investment is no longer available.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2021 and 2020

	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount
	2021	2020	2021	2020
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$56	$91	$(932)	$(686)
Reinvested capital gains	0	0	30,692	9,648
Realized gain (loss)	(49)	(67)	309	138
Unrealized gain (loss)	1,877	(1,113)	(16,683)	15,017
Net increase (decrease) in contract owners' equity from operations	1,884	(1,089)	13,386	24,117
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0
Transfers (to) and from other subaccounts	0	0	0	0
Transfers (to) and from fixed dollar contract	1	0	0	0
Withdrawals and surrenders	0	0	0	0
Surrender charges (note 2)	0	0	0	0
Annual contract charges (note 2)	(3)	(2)	(27)	(26)
Annuity and death benefit payments	0	0	0	0
Net equity transactions	(2)	(2)	(27)	(26)
Net change in contract owners' equity	1,882	(1,091)	13,359	24,091
Contract owners' equity:
Beginning of period	7,395	8,486	94,752	70,661
End of period	$9,277	$7,395	$108,111	$94,752

Change in units:
Beginning units	939	940	1,482	1,483
Units purchased	0	0	0	0
Units redeemed	0	(1)	0	(1)
Ending units	939	939	1,482	1,482

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account B

Notes to Financial Statements December 31, 2021

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

Ohio National Variable Account B (the “Account”) is a separate account of The Ohio National Life Insurance Company (“ONLIC”) established as a funding vehicle for variable individual annuity contracts. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

The variable annuity contracts were sold by registered representatives of broker-dealers that entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLIC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

ONLIC is a stock life insurance company wholly owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance law. On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021. Constellation, an insurance holding company, is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

ONMH entered into the Transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off of ONMH’s strengths and infrastructure to grow its insurance business going forward.

The Transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the Transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation and its investors are providing a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening Ohio National’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

The Transaction is subject to customary conditions, including regulatory approvals and ONMH’s member approval. On March 11, 2022, the members of ONMH voted to approve the Transaction. The Ohio Department of Insurance conducted a public hearing on March 18, 2022. ONMH received an order approving the Transaction and all other regulatory approvals necessary to close the Transaction. ONMH is targeting to close the Transaction on or about March 31, 2022.

Effective September 15, 2018, ONLIC no longer markets nor issues new individual variable annuities, which presently represent the bulk of the Company’s in-force contracts and policies. The Company will continue to service the in-force contracts and policies regardless of the absence of new sales.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: ON Bond, ON BlackRock Balanced Allocation, ON BlackRock Advantage International Equity, ON Janus Henderson Forty, ON AB Small Cap, ON AB Mid Cap Core, ON S&P 500® Index, ON BlackRock Advantage Large Cap Value, ON Federated High Income Bond, ON Nasdaq-100® Index, ON BlackRock Advantage Large Cap Core, ON BlackRock Advantage Small Cap Growth, ON BlackRock Advantage Large Cap Growth, ON Federated Core Plus Bond, and ON Janus Henderson U.S. Low Volatility.

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Contrafund®, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, Janus Henderson Overseas, and Janus Henderson Flexible Bond

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy

Allspring Variable Trust: VT Opportunity and VT Discovery

Morgan Stanley Variable Insurance Fund, Inc. – Class I: VIF U.S. Real Estate

Morgan Stanley Variable Insurance Fund, Inc. – Class II: VIF U.S. Real Estate and VIF Growth

Goldman Sachs Variable Insurance Trust – Institutional Shares: Large Cap Value and Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity and U.S. Small-Mid Cap Equity

The Prudential Series Fund, Inc. - Class II: PSF PGIM Jennison Focused Blend and PSF PGIM Jennison Growth

J.P. Morgan Insurance Trust - Class I: Mid Cap Value

AB Variable Products Series Fund, Inc. - Class B: VPS Global Risk Allocation-Moderate

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Global Bond Opportunities, CommodityRealReturn® Strategy, and Low Duration

BNY Mellon Variable Investment Fund - Service Shares: Appreciation

Royce Capital Fund – Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. International Growth Series II and Invesco V.I. Balanced-Risk Allocation
Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust – Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Federated Hermes Insurance Series: Kaufmann Fund II Service Shares

Ivy Variable Insurance Portfolios: Delaware IVY VIP Asset Strategy, Delaware IVY VIP Natural Resources, and Delaware IVY VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI recorded net advisory fees of approximately $53.2 million and $43.2 million from Ohio National Fund, Inc. for the periods ended December 31, 2021 and 2020, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract maintained in the general account of ONLIC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar portions of their contracts.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLIC and are paid from its general account.

C.	Annuity Reserves for Contracts in Payment Period

Annuity reserves for contracts in payment period represents the net assets allocated to these future contract benefits. The allocation is based on the 2000 Annuity Table or the 1983 Individual Annuity Mortality Table (83a), depending on the year the contract annuitized and reflects the discounted amount of the expected annuity payments. The assumed interest rate is 3.0 or 4.0 percent depending on the contract selected by the annuitant. Changes to annuity reserves for adverse mortality and expense risk experience are reimbursed to the Account by ONLIC. Such amounts are included in risk and administrative expenses. (See Note 2).

D.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2021.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

E.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Subsequent Events

The Account has evaluated for subsequent events through March 30, 2022, which is the date these financial statements were issued, and there are no subsequent events to report.

(2)	Risk & Administrative Expense and Contract Charges

Although annuity and death benefit payments differ according to the investment performance of the subaccounts, they are not affected by mortality or expense experience because ONLIC assumes the expense risk and the mortality risk of the contracts. ONLIC charges the Accounts' assets for assuming those risks.

The mortality risk results from a provision in the contract in which ONLIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

At the end of each valuation period, ONLIC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLIC is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

All other fees assessed on contracts, including surrender charges, annual contract fee, and transfer fees are charged to contracts upon a surrender, anniversary, or transfer event, respectively. Each of these charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following tables illustrate product and contract level charges by product:

The following basic charges are assessed through reduction of daily unit values:

	Annual Payment Combination	Variable Interest Annuity (“VIA”)	Flexible Payment Combination
Mortality and Expense Risk Fees
(May increase annually to not more than 1.55%)	0.75%	1.05%	0.85%
Administrative Expenses	0.25%	0.25%	0.25%
Total expenses	1.00%	1.30%	1.10%

The following charges are assessed through the redemption of units:
Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	NA	No charge	$25
Transfer Fee – per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15	NA	$3 to $15
Purchase Payment Charges	3.3% to 6.3% for sales expense, 1.2% to 2.2% for administrative expense, and 0.5% for death benefit premium	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	No charge	No charge	6% of surrender value in the first year to 0% in the seventh year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

The following basic charges are assessed through reduction of daily unit values:

	Top I	Top Tradition	Top Plus
Mortality and Expense Risk Fees
(May increase annually to not more than 1.55%)	0.85% to 1.05%	0.85%	0.65%
Administrative Expenses	0.25%	0.25%	0.25%
Total expenses	1.10% to 1.30%	1.10%	0.90%

The following charges are assessed through the redemption of units:
Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	$30	$30	NA
Transfer Fee – per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15	$3 to $15	$3 to $15
Purchase Payment Charges	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ONLIC when a contract is surrendered or a partial withdrawal of a participant's account value is made for any other reason than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	5% of purchase payments made in the eight years prior to surrender	7.75% of purchase payments made in the eight years prior to surrender	6% of surrender value in the first year to 0% in the seventh year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

Further information regarding fees, terms, and availability of all products listed above are provided in the “Top Variable Annuities” prospectus.

The COVID-19 virus pandemic has continued to significantly impact the global economy and the market environment. Liquidity and performance of the subaccounts may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values of the subaccounts in future financial statements may differ significantly from those presented for this period end.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ONLIC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ONLIC does not provide for income taxes within the Account.

(4)	Fund Mergers, Replacements, and Other Significant Transactions

The Account, along with ONLIC, National Security Life and Annuity Company (“NSLA”) and certain other variable separate account entities affiliated with ONLIC and NSLA, was a party to an application filed with the Securities and Exchange Commission (“SEC”) for an order of approval pursuant to Section 26(c) and order of exemption pursuant to Section 17(b) of the 40 Act. In the application, those entities proposed to substitute shares of certain unaffiliated underlying funds currently available under certain variable contracts for shares of different underlying funds. The entities also requested permission to carry out in-kind security transfers in order to execute certain of the proposed substitution transactions.

The Subaccounts impacted by the proposed substitution transactions were:

Existing Subaccounts	Replacement Subaccounts
AB VPS Dynamic Asset Allocation of the AB Variable Products Series Fund, Inc. – Class B	AB VPS Global Risk Allocation-Moderate of the AB Variable Products Series Fund, Inc. – Class B
Janus Henderson U.S. Low Volatility of the Janus Aspen Series - Service Shares	ON Janus Henderson U.S. Low Volatility of Ohio National Fund, Inc.
Morgan Stanley VIF Core Plus Fixed Income of the Morgan Stanley Variable Insurance Fund, Inc. - Class II	ON Federated Core Plus Bond of Ohio National Fund, Inc.
PIMCO Total Return of the PIMCO Variable Insurance Trust – Administrative Shares	ON Federated Core Plus Bond of Ohio National Fund, Inc.

On May 4, 2021, the application for the substitution transactions and in-kind transfers was approved by the SEC. The substitution transactions were effected on June 25, 2021 (the Substitution Date) via redemptions from the Existing Subaccounts and subscriptions to the Replacement Subaccounts. The transaction involving the JASS - Janus Henderson U.S. Low Volatility Subaccount and the ONFI - ON Janus Henderson U.S. Low Volatility Subaccount was executed at the fund level as an in-kind transfer of securities. All transactions resulted in realized gains (losses) to the Existing Subaccounts to the extent the proceeds from the transactions were different than the related cost amounts.

Effective December 4, 2020 the U.S. Small-Mid Cap Equity of the Lazard Retirement Series, Inc. – Service Shares issued a reverse share split (1:2 split ratio).

Effective May 29, 2020, the ON Foreign Portfolio of Ohio National Fund, Inc. merged into ON BlackRock Advantage International Equity Portfolio of the Ohio National Fund, Inc.

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 1940 Act mutual funds. These funds are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair value. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

	Purchases	Sales
ONFI - ON Bond Subaccount	$9,785	$7,112
ONFI - ON BlackRock Balanced Allocation Subaccount	132,046	103,864
ONFI - ON BlackRock Advantage International Equity Subaccount	128,632	68,578
ONFI - ON Janus Henderson Forty Subaccount	33,139	39,002
ONFI - ON AB Small Cap Subaccount	199,971	245,184
ONFI - ON AB Mid Cap Core Subaccount	53,617	167,675
ONFI - ON S&P 500® Index Subaccount	152,397	163,060
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	10,579	12,018
ONFI - ON Federated High Income Bond Subaccount	7,609	3,478
ONFI - ON Nasdaq-100® Index Subaccount	22,734	12,847
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	621,097	826,813
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	5,087	5,847
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	15,153	551
ONFI - ON Federated Core Plus Bond Subaccount	123,430	11,134
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount	10,711	51
FIDS - VIP Government Money Market Subaccount	10	11,848
FID2 - VIP Mid Cap Subaccount	64,624	49,370
FID2 - VIP Contrafund® Subaccount	82,322	78,007
FID2 - VIP Growth Subaccount	69,193	3,344
FID2 - VIP Equity-Income Subaccount	7,366	33,615
FID2 - VIP Real Estate Subaccount	249	176
JASI - Janus Henderson Research Subaccount	37,175	10,946
JASI - Janus Henderson Global Research Subaccount	3,775	2,632
JASI - Janus Henderson Balanced Subaccount	9,319	93,840
JASS - Janus Henderson Research Subaccount	4,042	709
JASS - Janus Henderson Global Research Subaccount	234	49
JASS - Janus Henderson Balanced Subaccount	5,640	7,899
JASS - Janus Henderson Overseas Subaccount	749	13,375
JASS - Janus Henderson U.S. Low Volatility Subaccount	2,040	10,755
JASS - Janus Henderson Flexible Bond Subaccount	443	99
LEGI - ClearBridge Variable Dividend Strategy Subaccount	1,431	153
ASVT - VT Opportunity Subaccount	1,980	388
ASVT - VT Discovery Subaccount	2,925	3,136
MSVI - VIF U.S. Real Estate Subaccount	2,486	22,779
MSV2 - VIF Core Plus Fixed Income Subaccount	0	15,021
MSV2 - VIF U.S. Real Estate Subaccount	170	82
MSV2 - VIF Growth Subaccount	27,642	808
GSVI - Large Cap Value Subaccount	9,914	24,347
GSVI - Strategic Growth Subaccount	427	39
LAZS - Emerging Markets Equity Subaccount	1,612	12,070
LAZS - U.S. Small-Mid Cap Equity Subaccount	264	1,662
LAZS - International Equity Subaccount	0	8,939
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	0	68,548
PRS2 - PSF PGIM Jennison Growth Subaccount	0	167
JPMI - Small Cap Core Subaccount	505	17,267
JPMI - Mid Cap Value Subaccount	4,635	14,809
ABVB - VPS Dynamic Asset Allocation Subaccount	0	13,832
ABVB - VPS Global Risk Allocation-Moderate Subaccount	13,094	746
MFSI - New Discovery Subaccount	38,716	871
MFSI - Mid Cap Growth Subaccount	16,364	38
MFSI - Total Return Subaccount	11,967	48,760
PVIA - Real Return Subaccount	42,882	14,582
PVIA - Total Return Subaccount	5,964	126,873
PVIA - Global Bond Opportunities Subaccount	2,132	7,124
PVIA - CommodityRealReturn® Strategy Subaccount	357	61
PVIA - Low Duration Subaccount	145	113,820
BNYS - Appreciation Subaccount	2,105	205
ROYI - Small-Cap Subaccount	1,145	17,678
ROYI - Micro-Cap Subaccount	1,921	5,819
AIMI - Invesco V.I. International Growth Series II Subaccount	279	9,395
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	326	46
NBAS - AMT Mid Cap Intrinsic Value Subaccount	939	6,135
FRT2 - Franklin Income VIP Subaccount	1,764	6,824
FRT2 - Franklin DynaTech VIP Subaccount	1,183	19,374
FRT2 - Templeton Foreign VIP Subaccount	307	6,686
FRT4 - Franklin Allocation VIP Subaccount	0	9,632
FEDS - Kaufmann Fund II Service Shares Subaccount	1,069	135
FEDS - Managed Volatility Fund II Primary Shares Subaccount	0	6,017
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	4,916	395
IVYV - Delaware Ivy VIP Natural Resources Subaccount	137	83
IVYV - Delaware Ivy VIP Science and Technology Subaccount	30,692	959

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value, expenses, total returns, and investment income ratios for each period ended December 31. The fair value indicated in the Financial Highlights represents the portion of contract owners' equity for contracts in the accumulation period only, and excludes the portion of contract owners' equity related to annuity reserves for contracts in the payment period. As such, fair value presented below equals the contract owners’ equity for Contracts in Accumulation Period as noted in the Statements of Assets and Contract Owners’ Equity, but may not agree to the total contract owner’s equity as presented in the Statements of Changes in Contract Owners’ Equity. Some of the information is presented as a range of minimum to maximum values. The range is determined by identifying the lowest and the highest expense rates during each period presented for the products with units outstanding at the end of each period, and presenting the expenses, values per unit, and total returns that correspond to those products. Accordingly, some individual contract or product attributes may not be within the range presented.

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON Equity Subaccount	2018	45,886	$28.36 to $81.40	$3,263,581	0.90% to 1.10%	-14.77% to -14.60%	0.00%
ONFI - ON Equity Subaccount	2017	47,469	$33.21 to $130.41	$3,976,685	0.90% to 1.10%	13.41% to 13.64%	0.00%
ONFI - ON Bond Subaccount	2021	6,726	$30.91 to $59.75	$271,165	0.90% to 1.10%	-2.59% to -2.39%	2.73%
ONFI - ON Bond Subaccount	2020	6,734	$31.66 to $61.33	$277,733	0.90% to 1.10%	8.40% to 8.61%	0.68%
ONFI - ON Bond Subaccount	2019	8,721	$29.15 to $56.58	$367,493	0.90% to 1.10%	13.48% to 13.70%	1.77%
ONFI - ON Bond Subaccount	2018	12,194	$25.64 to $49.86	$481,086	0.90% to 1.10%	-4.14% to -3.94%	0.00%
ONFI - ON Bond Subaccount	2017	15,403	$26.69 to $62.11	$662,266	0.90% to 1.10%	5.02% to 5.22%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2021	17,592	$52.88 to $120.46	$1,426,258	0.90% to 1.10%	17.76% to 18.00%	1.52%
ONFI - ON BlackRock Balanced Allocation Subaccount	2020	18,423	$44.81 to $102.29	$1,292,172	0.90% to 1.10%	14.38% to 14.61%	0.20%
ONFI - ON BlackRock Balanced Allocation Subaccount	2019	20,813	$39.10 to $89.42	$1,339,622	0.90% to 1.10%	27.89% to 28.14%	0.62%
ONFI - ON BlackRock Balanced Allocation Subaccount	2018	22,115	$30.51 to $69.92	$1,140,810	0.90% to 1.10%	-15.51% to -15.34%	0.00%
ONFI - ON BlackRock Balanced Allocation Subaccount	2017	24,825	$36.04 to $83.28	$1,561,160	0.90% to 1.10%	19.74% to 19.98%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2021	33,057	$26.32 to $28.50	$907,678	0.90% to 1.10%	12.26% to 12.48%	1.35%
ONFI - ON BlackRock Advantage International Equity Subaccount	2020	30,406	$23.40 to $25.39	$749,149	0.90% to 1.10%	5.58% to 5.79%	0.65%
ONFI - ON BlackRock Advantage International Equity Subaccount	2019	28,748	$22.12 to $24.05	$677,117	0.90% to 1.10%	19.40% to 19.64%	1.43%
ONFI - ON BlackRock Advantage International Equity Subaccount	2018	41,101	$18.49 to $20.14	$812,193	0.90% to 1.10%	-14.28% to -14.11%	0.00%
ONFI - ON BlackRock Advantage International Equity Subaccount	2017	48,510	$21.52 to $23.50	$1,119,656	0.90% to 1.10%	25.45% to 25.70%	0.00%
ONFI - ON Capital Appreciation Subaccount	2018	35,488	$55.72 to $64.76	$2,096,258	0.90% to 1.10%	-14.53% to -14.36%	0.00%
ONFI - ON Capital Appreciation Subaccount	2017	40,603	$65.19 to $75.62	$2,796,067	0.90% to 1.10%	14.55% to 14.78%	0.00%
ONFI - ON Foreign Subaccount (note 4)	2019	5,645	$35.54 to $39.81	$212,194	0.90% to 1.10%	8.97% to 9.19%	1.23%
ONFI - ON Foreign Subaccount (note 4)	2018	9,390	$32.61 to $36.46	$317,648	0.90% to 1.10%	-16.55% to -16.38%	0.00%
ONFI - ON Foreign Subaccount (note 4)	2017	11,138	$39.08 to $43.61	$448,664	0.90% to 1.10%	18.54% to 18.78%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2021	5,223	$40.94 to $51.77	$220,948	0.90% to 1.10%	18.40% to 18.63%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2020	5,989	$34.58 to $43.64	$217,833	0.90% to 1.10%	36.37% to 36.64%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2019	7,362	$25.35 to $31.94	$198,196	0.90% to 1.10%	33.42% to 33.68%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2018	8,862	$19.00 to $23.89	$182,120	0.90% to 1.10%	4.07% to 4.27%	0.00%
ONFI - ON Janus Henderson Forty Subaccount	2017	9,044	$18.26 to $22.91	$177,838	0.90% to 1.10%	26.29% to 26.54%	0.00%
ONFI - ON AB Small Cap Subaccount	2021	17,490	$66.84 to $70.23	$1,193,927	0.90% to 1.10%	6.99% to 7.21%	0.00%
ONFI - ON AB Small Cap Subaccount	2020	20,845	$62.47 to $65.51	$1,331,607	0.90% to 1.10%	32.58% to 32.84%	0.12%
ONFI - ON AB Small Cap Subaccount	2019	25,019	$47.12 to $49.32	$1,202,364	0.90% to 1.10%	27.21% to 27.46%	0.00%
ONFI - ON AB Small Cap Subaccount	2018	31,128	$37.04 to $38.69	$1,172,168	0.90% to 1.10%	-7.39% to -7.21%	0.00%
ONFI - ON AB Small Cap Subaccount	2017	35,987	$40.00 to $41.70	$1,460,514	0.90% to 1.10%	22.63% to 22.87%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2021	10,971	$79.85 to $83.90	$895,454	0.90% to 1.10%	15.52% to 15.75%	0.14%
ONFI - ON AB Mid Cap Core Subaccount	2020	13,014	$69.12 to $72.49	$919,966	0.90% to 1.10%	17.85% to 18.08%	0.08%
ONFI - ON AB Mid Cap Core Subaccount	2019	13,797	$58.65 to $61.39	$825,848	0.90% to 1.10%	35.09% to 35.35%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2018	15,723	$43.42 to $45.35	$695,596	0.90% to 1.10%	-4.27% to -4.08%	0.00%
ONFI - ON AB Mid Cap Core Subaccount	2017	17,629	$45.36 to $47.28	$813,486	0.90% to 1.10%	25.72% to 25.97%	0.00%
ONFI - ON S&P 500® Index Subaccount	2021	25,714	$72.04 to $75.70	$1,893,939	0.90% to 1.10%	26.86% to 27.11%	1.47%
ONFI - ON S&P 500® Index Subaccount	2020	28,068	$30.26 to $59.55	$1,605,754	0.90% to 1.10%	16.71% to 16.94%	0.40%
ONFI - ON S&P 500® Index Subaccount	2019	29,800	$25.92 to $50.93	$1,457,442	0.90% to 1.10%	29.55% to 29.80%	1.27%
ONFI - ON S&P 500® Index Subaccount	2018	32,268	$20.01 to $39.23	$1,217,415	0.90% to 1.10%	-5.82% to -5.63%	0.00%
ONFI - ON S&P 500® Index Subaccount	2017	40,000	$21.25 to $41.57	$1,604,751	0.90% to 1.10%	20.07% to 20.30%	0.00%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2021	858	$27.43	$23,539	1.10%	24.02%	1.33%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2020	1,243	$22.12 to $23.07	$27,840	0.90% to 1.10%	2.53% to 2.73%	0.94%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2019	1,290	$21.57 to $22.45	$28,161	0.90% to 1.10%	17.91% to 18.14%	3.04%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2018	1,346	$18.30 to $19.00	$24,884	0.90% to 1.10%	-9.45% to -9.27%	0.00%
ONFI - ON BlackRock Advantage Large Cap Value Subaccount	2017	2,700	$20.20 to $20.94	$55,783	0.90% to 1.10%	13.37% to 13.60%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2021	4,510	$32.32 to $33.77	$149,063	0.90% to 1.10%	3.83% to 4.03%	5.10%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON Federated High Income Bond Subaccount	2020	4,568	$31.13 to $32.46	$145,319	0.90% to 1.10%	5.10% to 5.31%	1.57%
ONFI - ON Federated High Income Bond Subaccount	2019	4,567	$29.62 to $30.82	$138,074	0.90% to 1.10%	14.03% to 14.26%	4.03%
ONFI - ON Federated High Income Bond Subaccount	2018	5,047	$25.97 to $26.98	$133,828	0.90% to 1.10%	-4.31% to -4.12%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2017	5,046	$27.14 to $28.14	$139,663	0.90% to 1.10%	5.80% to 6.01%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2018	846	$21.48 to $22.31	$18,387	0.90% to 1.10%	-10.20% to -10.02%	0.00%
ONFI - ON ClearBridge Small Cap Subaccount	2017	897	$23.92 to $24.80	$21,697	0.90% to 1.10%	10.99% to 11.21%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2021	1,635	$35.51 to $37.07	$59,172	0.90% to 1.10%	25.61% to 25.86%	0.54%
ONFI - ON Nasdaq-100® Index Subaccount	2020	1,683	$28.27 to $29.45	$48,424	0.90% to 1.10%	46.71% to 47.00%	0.17%
ONFI - ON Nasdaq-100® Index Subaccount	2019	2,504	$19.27 to $20.04	$48,796	0.90% to 1.10%	37.35% to 37.62%	0.49%
ONFI - ON Nasdaq-100® Index Subaccount	2018	2,684	$14.03 to $14.56	$38,031	0.90% to 1.10%	-1.51% to -1.31%	0.00%
ONFI - ON Nasdaq-100® Index Subaccount	2017	2,866	$14.24 to $14.75	$41,185	0.90% to 1.10%	30.97% to 31.23%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2021	183,381	$16.12 to $50.08	$6,671,995	0.90% to 1.10%	27.09% to 27.34%	0.96%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2020	200,849	$12.68 to $39.32	$5,903,419	0.90% to 1.10%	16.26% to 16.50%	0.20%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2019	228,949	$10.91 to $33.76	$5,807,769	0.90% to 1.10%	12.23%(a) to 32.41%	1.43%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2018	325	$24.67 to $25.49	$8,155	0.90% to 1.10%	-18.87% to -18.70%	0.00%
ONFI - ON BlackRock Advantage Large Cap Core Subaccount	2017	325	$30.40 to $31.36	$10,044	0.90% to 1.10%	24.45% to 24.69%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2021	1,094	$35.93 to $37.36	$39,713	0.90% to 1.10%	2.92% to 3.13%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2020	1,233	$34.91 to $36.23	$43,600	0.90% to 1.10%	32.87% to 33.14%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2019	1,231	$26.27 to $27.21	$32,724	0.90% to 1.10%	32.61% to 32.87%	0.10%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2018	398	$19.81 to $20.48	$8,004	0.90% to 1.10%	-6.22% to -6.03%	0.00%
ONFI - ON BlackRock Advantage Small Cap Growth Subaccount	2017	184	$21.79	$4,006	0.90%	20.49%	0.00%
ONFI - ON ICON Balanced Subaccount	2018	5,291	$16.47 to $16.90	$89,097	0.90% to 1.10%	-11.56% to -11.38%	0.00%
ONFI - ON ICON Balanced Subaccount	2017	5,168	$18.62 to $19.07	$98,218	0.90% to 1.10%	9.72% to 9.94%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2021	1,423	$42.15 to $43.39	$60,997	0.90% to 1.10%	25.31% to 25.56%	0.28%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2020	1,423	$33.64 to $34.56	$48,639	0.90% to 1.10%	32.51% to 32.77%	0.20%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2019	1,424	$25.38 to $26.03	$36,680	0.90% to 1.10%	37.17% to 37.44%	0.47%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2018	1,425	$18.51 to $18.94	$26,722	0.90% to 1.10%	-15.81% to -15.65%	0.00%
ONFI - ON BlackRock Advantage Large Cap Growth Subaccount	2017	1,425	$21.98 to $22.45	$31,721	0.90% to 1.10%	28.30% to 28.55%	0.00%
ONFI - ON Federated Core Plus Bond Subaccount	2021	11,380	$9.82 to $9.84	$111,871	0.90% to 1.10%	-2.35% to -2.15%	0.66%
ONFI - ON Janus Henderson U.S. Low Volatility Subaccount (note 4)	2021	1,071	$11.07	$11,856	0.90%	10.69%(c)	0.00%
FIDS - VIP Government Money Market Subaccount	2021	5,001	$14.43 to $22.99	$85,435	0.90% to 1.30%	-1.27% to -0.88%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	5,359	$14.56 to $23.29	$94,098	0.90% to 1.30%	-1.01% to -0.62%	0.60%
FIDS - VIP Government Money Market Subaccount	2019	38,685	$14.65 to $23.53	$842,005	0.90% to 1.30%	0.61% to 1.01%	1.89%
FIDS - VIP Government Money Market Subaccount	2018	39,824	$14.51 to $30.84	$859,887	0.90% to 1.30%	0.24% to 0.64%	1.55%
FIDS - VIP Government Money Market Subaccount	2017	34,981	$14.41 to $30.76	$755,145	0.90% to 1.30%	-0.71% to -0.32%	0.58%
FID2 - VIP Mid Cap Subaccount	2021	5,916	$66.73 to $69.66	$401,870	0.90% to 1.10%	23.94% to 24.19%	0.36%
FID2 - VIP Mid Cap Subaccount	2020	6,691	$53.84 to $56.09	$365,721	0.90% to 1.10%	16.58% to 16.81%	0.40%
FID2 - VIP Mid Cap Subaccount	2019	8,679	$46.18 to $48.02	$405,314	0.90% to 1.10%	21.83% to 22.07%	0.61%
FID2 - VIP Mid Cap Subaccount	2018	11,101	$37.91 to $39.34	$426,317	0.90% to 1.10%	-15.71% to -15.54%	0.40%
FID2 - VIP Mid Cap Subaccount	2017	11,704	$44.97 to $46.57	$533,366	0.90% to 1.10%	19.23% to 19.46%	0.50%
FID2 - VIP Contrafund® Subaccount	2021	8,391	$52.48 to $54.78	$448,787	0.90% to 1.10%	26.12% to 26.37%	0.03%
FID2 - VIP Contrafund® Subaccount	2020	9,352	$41.61 to $43.35	$395,612	0.90% to 1.10%	28.81% to 29.07%	0.08%
FID2 - VIP Contrafund® Subaccount	2019	13,476	$32.30 to $33.58	$445,006	0.90% to 1.10%	29.85% to 30.10%	0.21%
FID2 - VIP Contrafund® Subaccount	2018	15,068	$24.88 to $25.81	$382,179	0.90% to 1.10%	-7.66% to -7.48%	0.43%
FID2 - VIP Contrafund® Subaccount	2017	17,779	$26.94 to $27.90	$488,260	0.90% to 1.10%	20.27% to 20.51%	0.78%
FID2 - VIP Growth Subaccount	2021	9,337	$36.89 to $38.51	$355,843	0.90% to 1.10%	21.57% to 21.81%	0.00%
FID2 - VIP Growth Subaccount	2020	9,322	$30.34 to $31.61	$291,831	0.90% to 1.10%	41.98% to 42.27%	0.04%
FID2 - VIP Growth Subaccount	2019	9,181	$21.37 to $22.22	$202,213	0.90% to 1.10%	32.52% to 32.78%	0.05%
FID2 - VIP Growth Subaccount	2018	10,037	$16.13 to $16.73	$166,689	0.90% to 1.10%	-1.52% to -1.33%	0.03%
FID2 - VIP Growth Subaccount	2017	7,909	$16.38 to $16.96	$132,947	0.90% to 1.10%	33.35% to 33.62%	0.07%
FID2 - VIP Equity-Income Subaccount	2021	1,809	$28.81 to $36.98	$56,939	0.90% to 1.10%	23.25% to 23.49%	1.45%
FID2 - VIP Equity-Income Subaccount	2020	3,011	$23.38 to $29.94	$76,654	0.90% to 1.10%	5.28% to 5.49%	1.67%
FID2 - VIP Equity-Income Subaccount	2019	3,059	$22.21 to $28.38	$73,836	0.90% to 1.10%	25.72% to 25.97%	1.85%
FID2 - VIP Equity-Income Subaccount	2018	3,064	$17.66 to $22.53	$58,770	0.90% to 1.10%	-9.54% to -9.36%	2.03%
FID2 - VIP Equity-Income Subaccount	2017	3,476	$19.52 to $24.86	$74,299	0.90% to 1.10%	11.43% to 11.65%	1.53%
FID2 - VIP Real Estate Subaccount	2021	777	$23.24 to $23.88	$18,270	0.90% to 1.10%	37.14% to 37.41%	0.96%
FID2 - VIP Real Estate Subaccount	2020	778	$16.95 to $17.38	$13,326	0.90% to 1.10%	-7.81% to -7.62%	1.96%
FID2 - VIP Real Estate Subaccount	2019	779	$18.38 to $18.81	$14,463	0.90% to 1.10%	21.61% to 21.85%	1.43%
FID2 - VIP Real Estate Subaccount	2018	851	$15.12 to $15.44	$12,994	0.90% to 1.10%	-7.48% to -7.29%	2.49%
FID2 - VIP Real Estate Subaccount	2017	1,714	$16.34 to $16.65	$28,366	0.90% to 1.10%	2.65% to 2.85%	1.55%
JASI - Janus Henderson Research Subaccount	2021	5,451	$35.48 to $37.08	$196,885	0.90% to 1.10%	19.02% to 19.26%	0.10%
JASI - Janus Henderson Research Subaccount	2020	4,791	$29.81 to $31.09	$145,582	0.90% to 1.10%	31.50% to 31.77%	0.54%
JASI - Janus Henderson Research Subaccount	2019	8,566	$22.67 to $23.59	$196,196	0.90% to 1.10%	34.05% to 34.31%	0.44%
JASI - Janus Henderson Research Subaccount	2018	10,697	$16.91 to $17.57	$182,319	0.90% to 1.10%	-3.64% to -3.45%	0.52%
JASI - Janus Henderson Research Subaccount	2017	13,523	$17.55 to $18.19	$238,742	0.90% to 1.10%	26.49% to 26.74%	0.39%
JASI - Janus Henderson Global Research Subaccount	2021	3,023	$24.58 to $25.69	$75,669	0.90% to 1.10%	16.80% to 17.04%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	3,099	$21.05 to $21.95	$66,397	0.90% to 1.10%	18.75% to 18.99%	0.82%
JASI - Janus Henderson Global Research Subaccount	2019	3,396	$17.72 to $18.45	$61,138	0.90% to 1.10%	27.64% to 27.89%	0.95%
JASI - Janus Henderson Global Research Subaccount	2018	4,704	$13.89 to $14.42	$66,523	0.90% to 1.10%	-7.89% to -7.70%	1.10%
JASI - Janus Henderson Global Research Subaccount	2017	5,356	$15.08 to $15.63	$81,980	0.90% to 1.10%	25.65% to 25.90%	0.82%
JASI - Janus Henderson Balanced Subaccount	2021	12,133	$44.01 to $45.99	$543,733	0.90% to 1.10%	15.92% to 16.15%	0.89%
JASI - Janus Henderson Balanced Subaccount	2020	14,223	$37.97 to $39.59	$550,981	0.90% to 1.10%	13.06% to 13.29%	2.18%
JASI - Janus Henderson Balanced Subaccount	2019	43,796	$33.58 to $34.95	$1,482,137	0.90% to 1.10%	21.25% to 21.50%	1.72%
JASI - Janus Henderson Balanced Subaccount	2018	78,273	$27.69 to $28.77	$2,177,190	0.90% to 1.10%	-0.42% to -0.22%	2.16%
JASI - Janus Henderson Balanced Subaccount	2017	80,981	$27.81 to $28.83	$2,261,351	0.90% to 1.10%	17.15% to 17.38%	1.65%
JASS - Janus Henderson Research Subaccount	2021	2,478	$27.66	$68,557	1.10%	18.74%	0.02%
JASS - Janus Henderson Research Subaccount	2020	2,448	$23.30	$57,032	1.10%	31.13%	0.35%
JASS - Janus Henderson Research Subaccount	2019	2,408	$17.77	$42,777	1.10%	33.75%	0.31%
JASS - Janus Henderson Research Subaccount	2018	2,359	$13.28	$31,338	1.10%	-3.90%	0.36%
JASS - Janus Henderson Research Subaccount	2017	2,306	$13.82	$31,879	1.10%	26.17%	0.25%
JASS - Janus Henderson Global Research Subaccount	2021	277	$16.91 to $17.65	$4,823	0.90% to 1.10%	16.51% to 16.75%	0.37%
JASS - Janus Henderson Global Research Subaccount	2020	277	$14.51 to $15.12	$4,139	0.90% to 1.10%	18.46% to 18.69%	0.65%
JASS - Janus Henderson Global Research Subaccount	2019	278	$12.25 to $12.74	$3,496	0.90% to 1.10%	27.31% to 27.57%	0.33%
JASS - Janus Henderson Global Research Subaccount	2018	1,719	$9.62 to $9.99	$17,132	0.90% to 1.10%	-8.10% to -7.92%	0.98%
JASS - Janus Henderson Global Research Subaccount	2017	1,719	$10.47 to $10.84	$18,614	0.90% to 1.10%	25.31% to 25.56%	0.69%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
JASS - Janus Henderson Balanced Subaccount	2021	9,549	$38.15 to $39.82	$371,533	0.90% to 1.10%	15.64% to 15.87%	0.67%
JASS - Janus Henderson Balanced Subaccount	2020	9,653	$32.99 to $34.37	$324,502	0.90% to 1.10%	12.79% to 13.01%	1.96%
JASS - Janus Henderson Balanced Subaccount	2019	19,413	$29.25 to $30.41	$573,035	0.90% to 1.10%	20.94% to 21.18%	1.41%
JASS - Janus Henderson Balanced Subaccount	2018	34,352	$24.19 to $25.10	$839,686	0.90% to 1.10%	-0.67% to -0.47%	1.79%
JASS - Janus Henderson Balanced Subaccount	2017	34,098	$24.35 to $25.22	$838,634	0.90% to 1.10%	16.85% to 17.08%	1.40%
JASS - Janus Henderson Overseas Subaccount	2021	1,639	$42.45 to $44.05	$70,715	0.90% to 1.10%	12.06% to 12.28%	0.98%
JASS - Janus Henderson Overseas Subaccount	2020	1,930	$37.89 to $39.24	$74,292	0.90% to 1.10%	14.76% to 14.98%	1.19%
JASS - Janus Henderson Overseas Subaccount	2019	2,189	$33.01 to $34.12	$73,497	0.90% to 1.10%	25.33% to 25.58%	1.82%
JASS - Janus Henderson Overseas Subaccount	2018	2,363	$26.34 to $27.17	$63,192	0.90% to 1.10%	-16.07% to -15.90%	1.64%
JASS - Janus Henderson Overseas Subaccount	2017	2,743	$31.38 to $32.31	$87,279	0.90% to 1.10%	29.39% to 29.64%	1.62%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2020	436	$22.58	$9,842	0.90%	2.58%	1.91%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2019	957	$21.70 to $22.01	$20,899	0.90% to 1.10%	26.65% to 26.90%	1.91%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2018	436	$17.35	$7,560	0.90%	-5.44%	1.72%
JASS - Janus Henderson U.S. Low Volatility Subaccount (note 4)	2017	436	$18.34	$7,995	0.90%	14.42%	1.49%
JASS - Janus Henderson Flexible Bond Subaccount	2021	950	$11.55	$10,972	0.90%	-2.00%	1.63%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
JASS - Janus Henderson Flexible Bond Subaccount	2020	950	$11.79	$11,196	0.90%	9.27%	2.44%
JASS - Janus Henderson Flexible Bond Subaccount	2019	950	$10.79	$10,247	0.90%	8.30%	2.85%
JASS - Janus Henderson Flexible Bond Subaccount	2018	950	$9.96	$9,461	0.90%	-2.17%	2.69%
JASS - Janus Henderson Flexible Bond Subaccount	2017	950	$10.18	$9,671	0.90%	2.43%	2.81%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	467	$35.81 to $36.97	$17,018	0.90% to 1.10%	25.42% to 25.67%	1.55%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	467	$28.55 to $29.42	$13,557	0.90% to 1.10%	6.50% to 6.71%	1.48%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2019	467	$26.81 to $27.57	$12,719	0.90% to 1.10%	30.16% to 30.42%	1.52%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2018	468	$20.60 to $21.14	$9,765	0.90% to 1.10%	-5.90% to -5.71%	1.59%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2017	468	$21.89 to $22.42	$10,369	0.90% to 1.10%	17.88% to 18.11%	1.66%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2019	473	$25.40	$12,019	1.10%	27.48%	1.79%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2018	473	$19.93	$9,430	1.10%	-9.87%	1.55%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2017	473	$22.11	$10,465	1.10%	13.59%	1.42%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	2018	327	$12.06	$3,944	1.10%	-8.07%	1.81%
LEGI - Franklin Multi-Asset Dynamic Multi-Strategy VIT Subaccount	2017	327	$13.12	$4,292	1.10%	12.83%	1.54%
ASVT - VT Opportunity Subaccount	2021	732	$57.37 to $59.94	$43,105	0.90% to 1.10%	23.42% to 23.66%	0.04%
ASVT - VT Opportunity Subaccount	2020	732	$46.48 to $48.47	$34,889	0.90% to 1.10%	19.68% to 19.92%	0.44%
ASVT - VT Opportunity Subaccount	2019	732	$38.84 to $40.42	$29,121	0.90% to 1.10%	30.03% to 30.29%	0.28%
ASVT - VT Opportunity Subaccount	2018	732	$29.87 to $31.02	$22,372	0.90% to 1.10%	-8.16% to -7.98%	0.19%
ASVT - VT Opportunity Subaccount	2017	732	$32.52 to $33.71	$24,336	0.90% to 1.10%	19.13% to 19.37%	0.68%
ASVT - VT Discovery Subaccount	2021	794	$45.34	$35,999	1.10%	-6.08%	0.00%
ASVT - VT Discovery Subaccount	2020	850	$48.27	$41,051	1.10%	60.88%	0.00%
ASVT - VT Discovery Subaccount	2019	922	$30.01	$27,670	1.10%	37.51%	0.00%
ASVT - VT Discovery Subaccount	2018	2,935	$21.82 to $22.67	$65,678	0.90% to 1.10%	-8.08% to -7.90%	0.00%
ASVT - VT Discovery Subaccount	2017	3,021	$23.74 to $24.61	$73,391	0.90% to 1.10%	27.73% to 27.98%	0.00%
MSVI - VIF U.S. Real Estate Subaccount	2021	2,001	$68.21 to $71.27	$141,081	0.90% to 1.10%	38.28% to 38.56%	2.04%
MSVI - VIF U.S. Real Estate Subaccount	2020	2,444	$49.33 to $51.44	$123,804	0.90% to 1.10%	-17.76% to -17.60%	2.78%
MSVI - VIF U.S. Real Estate Subaccount	2019	2,481	$59.98 to $62.43	$152,598	0.90% to 1.10%	17.64% to 17.88%	1.87%
MSVI - VIF U.S. Real Estate Subaccount	2018	2,499	$50.98 to $52.96	$130,472	0.90% to 1.10%	-8.73% to -8.54%	2.47%
MSVI - VIF U.S. Real Estate Subaccount	2017	4,430	$55.86 to $57.90	$250,605	0.90% to 1.10%	1.99% to 2.19%	1.51%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2020	772	$19.72	$15,221	0.90%	6.59%	2.29%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2019	1,036	$17.90 to $18.51	$19,020	0.90% to 1.10%	9.41% to 9.62%	3.84%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2018	1,079	$16.36 to $16.88	$18,072	0.90% to 1.10%	-1.99% to -1.80%	2.31%
MSV2 - VIF Core Plus Fixed Income Subaccount (note 4)	2017	1,079	$16.70 to $17.19	$18,419	0.90% to 1.10%	4.75% to 4.95%	3.01%
MSV2 - VIF U.S. Real Estate Subaccount	2021	232	$46.17	$10,721	0.90%	38.19%	1.85%
MSV2 - VIF U.S. Real Estate Subaccount	2020	232	$33.41	$7,758	0.90%	-17.84%	2.49%
MSV2 - VIF U.S. Real Estate Subaccount	2019	232	$40.67	$9,442	0.90%	17.62%	1.62%
MSV2 - VIF U.S. Real Estate Subaccount	2018	232	$34.57	$8,028	0.90%	-8.79%	2.47%
MSV2 - VIF U.S. Real Estate Subaccount	2017	232	$37.91	$8,802	0.90%	1.95%	1.27%
MSV2 - VIF Growth Subaccount	2021	594	$90.10 to $92.94	$54,010	0.90% to 1.10%	-1.24% to -1.04%	0.00%
MSV2 - VIF Growth Subaccount	2020	435	$91.23	$39,727	1.10%	114.40%	0.00%
MSV2 - VIF Growth Subaccount	2019	388	$42.55	$16,519	1.10%	30.04%	0.00%
MSV2 - VIF Growth Subaccount	2018	389	$32.72	$12,717	1.10%	6.12%	0.00%
MSV2 - VIF Growth Subaccount	2017	247	$30.83	$7,605	1.10%	41.27%	0.00%
GSVI - Large Cap Value Subaccount	2021	2,425	$30.24 to $31.60	$75,925	0.90% to 1.10%	22.78% to 23.03%	1.02%
GSVI - Large Cap Value Subaccount	2020	3,230	$24.63 to $25.68	$82,437	0.90% to 1.10%	2.84% to 3.05%	1.46%
GSVI - Large Cap Value Subaccount	2019	3,232	$23.95 to $24.92	$80,053	0.90% to 1.10%	24.56% to 24.80%	1.47%
GSVI - Large Cap Value Subaccount	2018	3,428	$19.23 to $19.97	$68,084	0.90% to 1.10%	-9.46% to -9.28%	1.32%
GSVI - Large Cap Value Subaccount	2017	3,429	$21.23 to $22.01	$75,092	0.90% to 1.10%	8.66% to 8.88%	1.70%
GSVI - U.S. Equity Insights Subaccount	2017	251	$22.09	$5,555	1.10%	22.72%	1.17%
GSVI - Strategic Growth Subaccount	2021	79	$46.07	$3,636	1.10%	20.60%	0.00%
GSVI - Strategic Growth Subaccount	2020	79	$38.20	$3,017	1.10%	38.97%	0.09%
GSVI - Strategic Growth Subaccount	2019	79	$27.49	$2,173	1.10%	34.05%	0.30%
GSVI - Strategic Growth Subaccount	2018	79	$20.51	$1,622	1.10%	-2.12%	0.43%
GSVI - Strategic Growth Subaccount	2017	111	$20.95	$2,320	1.10%	29.24%	0.53%
LAZS - Emerging Markets Equity Subaccount	2021	1,783	$40.11 to $41.92	$72,915	0.90% to 1.10%	4.32% to 4.53%	1.78%
LAZS - Emerging Markets Equity Subaccount	2020	2,048	$38.45 to $40.10	$80,076	0.90% to 1.10%	-2.35% to -2.16%	2.75%
LAZS - Emerging Markets Equity Subaccount	2019	2,286	$39.38 to $40.99	$91,336	0.90% to 1.10%	16.86% to 17.09%	0.91%
LAZS - Emerging Markets Equity Subaccount	2018	2,395	$33.70 to $35.00	$81,793	0.90% to 1.10%	-19.45% to -19.29%	1.74%
LAZS - Emerging Markets Equity Subaccount	2017	2,881	$41.83 to $43.37	$122,243	0.90% to 1.10%	26.44% to 26.69%	1.80%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2021	2,820	$58.02 to $60.63	$166,891	0.90% to 1.10%	18.57% to 18.80%	0.05%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2020	2,821	$48.94 to $51.03	$140,673	0.90% to 1.10%	5.60% to 5.81%	0.20%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2019	3,512	$46.34 to $48.23	$166,424	0.90% to 1.10%	28.51% to 28.77%	0.00%
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2018	3,513	$36.06 to $37.46	$129,400	0.90% to 1.10%	-14.19% to -14.02%	0.02%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
LAZS - U.S. Small-Mid Cap Equity Subaccount (note 4)	2017	4,048	$42.02 to $43.56	$173,109	0.90% to 1.10%	12.71% to 12.93%	0.29%
LAZS - International Equity Subaccount	2020	485	$17.64	$8,553	0.90%	7.27%	1.23%
LAZS - International Equity Subaccount	2019	6,229	$15.99 to $16.44	$99,809	0.90% to 1.10%	19.69% to 19.93%	0.38%
LAZS - International Equity Subaccount	2018	12,152	$13.36 to $13.71	$162,558	0.90% to 1.10%	-14.85% to -14.68%	1.57%
LAZS - International Equity Subaccount	2017	12,664	$15.69 to $16.07	$199,114	0.90% to 1.10%	21.01% to 21.25%	3.56%
LAZS - Global Dynamic Multi-Asset Subaccount	2018	314	$13.97	$4,392	1.10%	-7.59%	1.31%
LAZS - Global Dynamic Multi-Asset Subaccount	2017	315	$15.12	$4,756	1.10%	19.22%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2021	674	$67.76 to $70.32	$45,902	0.90% to 1.10%	15.08% to 15.31%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2020	1,718	$58.88 to $60.98	$102,586	0.90% to 1.10%	28.99% to 29.25%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2019	1,737	$45.65 to $47.18	$80,343	0.90% to 1.10%	27.00% to 27.25%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2018	1,768	$35.94 to $37.08	$64,371	0.90% to 1.10%	-6.76% to -6.57%	0.00%
PRS2 - PSF PGIM Jennison Focused Blend Subaccount	2017	2,067	$38.55 to $39.68	$80,523	0.90% to 1.10%	28.34% to 28.59%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
PRS2 - PSF PGIM Jennison Growth Subaccount	2021	224	$88.53	$19,835	0.90%	14.52%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2020	224	$77.31	$17,319	0.90%	54.18%	0.00%
PRS2 - PSF PGIM Jennison Growth Subaccount	2019	224	$50.14	$11,233	0.90%	31.64%	0.00%
JPMI - Small Cap Core Subaccount	2020	329	$44.22	$14,566	0.90%	12.67%	1.20%
JPMI - Small Cap Core Subaccount	2019	919	$39.25	$36,075	0.90%	23.47%	0.40%
JPMI - Small Cap Core Subaccount	2018	919	$31.79	$29,219	0.90%	-12.72%	0.37%
JPMI - Small Cap Core Subaccount	2017	919	$36.42	$33,477	0.90%	14.20%	0.32%
JPMI - Mid Cap Value Subaccount	2021	1,285	$65.90 to $68.59	$85,173	0.90% to 1.10%	28.47% to 28.73%	0.90%
JPMI - Mid Cap Value Subaccount	2020	1,549	$51.29 to $53.28	$79,807	0.90% to 1.10%	-0.73% to -0.53%	1.44%
JPMI - Mid Cap Value Subaccount	2019	1,549	$51.67 to $53.56	$80,399	0.90% to 1.10%	25.38% to 25.63%	1.59%
JPMI - Mid Cap Value Subaccount	2018	1,550	$41.21 to $42.64	$64,131	0.90% to 1.10%	-12.80% to -12.63%	0.93%
JPMI - Mid Cap Value Subaccount	2017	2,770	$47.26 to $48.80	$132,773	0.90% to 1.10%	12.53% to 12.75%	0.83%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2020	904	$14.44	$13,057	0.90%	3.92%	1.49%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2019	1,005	$13.89	$13,965	0.90%	14.21%	1.57%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2018	1,483	$12.00 to $12.16	$17,989	0.90% to 1.10%	-8.36% to -8.18%	1.59%
ABVB - VPS Dynamic Asset Allocation Subaccount (note 4)	2017	1,593	$13.10 to $13.25	$21,057	0.90% to 1.10%	13.08% to 13.31%	1.78%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2021	979	$13.23	$12,953	0.90%	10.98%	0.00%
MFSI - New Discovery Subaccount	2021	1,346	$56.89	$76,591	1.10%	0.47%	0.00%
MFSI - New Discovery Subaccount	2020	909	$56.62	$51,452	1.10%	44.00%	0.00%
MFSI - New Discovery Subaccount	2019	908	$39.32	$35,689	1.10%	39.74%	0.00%
MFSI - New Discovery Subaccount	2018	906	$28.14	$25,503	1.10%	-2.79%	0.00%
MFSI - New Discovery Subaccount	2017	930	$28.95	$26,912	1.10%	24.96%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	422	$40.70	$17,167	0.90%	12.86%	0.00%
MFSI - Mid Cap Growth Subaccount	2018	143	$19.51	$2,791	0.90%	0.05%	0.00%
MFSI - Mid Cap Growth Subaccount	2017	143	$19.50	$2,790	0.90%	25.55%	0.00%
MFSI - Total Return Subaccount	2021	5,833	$29.66 to $30.87	$178,093	0.90% to 1.10%	12.60% to 12.82%	1.50%
MFSI - Total Return Subaccount	2020	7,420	$26.34 to $27.36	$201,175	0.90% to 1.10%	8.32% to 8.54%	2.07%
MFSI - Total Return Subaccount	2019	7,765	$24.32 to $25.21	$193,959	0.90% to 1.10%	18.81% to 19.05%	2.14%
MFSI - Total Return Subaccount	2018	8,383	$20.47 to $21.18	$176,149	0.90% to 1.10%	-6.90% to -6.72%	1.96%
MFSI - Total Return Subaccount	2017	8,822	$21.99 to $22.70	$198,785	0.90% to 1.10%	10.81% to 11.03%	2.18%
PVIA - Real Return Subaccount	2021	5,803	$20.99 to $21.82	$123,390	0.90% to 1.10%	4.45% to 4.66%	4.93%
PVIA - Real Return Subaccount	2020	4,615	$20.10 to $20.85	$94,462	0.90% to 1.10%	10.50% to 10.72%	1.42%
PVIA - Real Return Subaccount	2019	5,246	$18.19 to $18.83	$97,081	0.90% to 1.10%	7.26% to 7.47%	1.66%
PVIA - Real Return Subaccount	2018	5,632	$16.96 to $17.52	$96,989	0.90% to 1.10%	-3.28% to -3.08%	2.48%
PVIA - Real Return Subaccount	2017	6,061	$17.53 to $18.08	$107,716	0.90% to 1.10%	2.53% to 2.73%	2.37%
PVIA - Total Return Subaccount (note 4)	2020	6,111	$20.78 to $21.55	$128,945	0.90% to 1.10%	7.47% to 7.69%	2.12%
PVIA - Total Return Subaccount (note 4)	2019	6,482	$19.33 to $20.01	$127,307	0.90% to 1.10%	7.18% to 7.39%	3.01%
PVIA - Total Return Subaccount (note 4)	2018	7,028	$18.04 to $18.63	$128,632	0.90% to 1.10%	-1.62% to -1.42%	2.54%
PVIA - Total Return Subaccount (note 4)	2017	7,094	$18.33 to $18.90	$131,881	0.90% to 1.10%	3.80% to 4.00%	2.02%
PVIA - Global Bond Opportunities Subaccount	2021	1,537	$19.11 to $19.86	$29,851	0.90% to 1.10%	-5.20% to -5.01%	4.83%
PVIA - Global Bond Opportunities Subaccount	2020	1,859	$20.16 to $20.91	$38,195	0.90% to 1.10%	8.92% to 9.14%	2.47%
PVIA - Global Bond Opportunities Subaccount	2019	1,884	$18.51 to $19.16	$35,478	0.90% to 1.10%	4.98% to 5.18%	2.45%
PVIA - Global Bond Opportunities Subaccount	2018	1,946	$17.63 to $18.22	$34,878	0.90% to 1.10%	-5.24% to -5.05%	6.42%
PVIA - Global Bond Opportunities Subaccount	2017	2,030	$18.61 to $19.19	$38,338	0.90% to 1.10%	7.45% to 7.66%	1.77%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	556	$11.19 to $11.47	$6,280	0.90% to 1.10%	31.89% to 32.15%	4.30%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	545	$8.48 to $8.68	$4,669	0.90% to 1.10%	0.25% to 0.44%	6.36%
PVIA - CommodityRealReturn® Strategy Subaccount	2019	529	$8.46 to $8.64	$4,518	0.90% to 1.10%	10.22% to 10.44%	4.65%
PVIA - CommodityRealReturn® Strategy Subaccount	2018	1,230	$7.68 to $7.83	$9,584	0.90% to 1.10%	-15.07% to -14.90%	2.10%
PVIA - CommodityRealReturn® Strategy Subaccount	2017	1,217	$9.04 to $9.20	$11,148	0.90% to 1.10%	1.04% to 1.24%	11.13%
PVIA - Low Duration Subaccount	2021	2,450	$10.12	$24,801	1.10%	-2.01%	0.50%
PVIA - Low Duration Subaccount	2020	13,320	$10.33 to $10.45	$138,850	0.90% to 1.10%	1.87% to 2.07%	0.96%
PVIA - Low Duration Subaccount	2019	2,456	$10.14	$24,904	1.10%	2.90%	2.76%
PVIA - Low Duration Subaccount	2018	2,459	$9.85	$24,232	1.10%	-0.76%	2.46%
CALI - VP S&P 500 Index Subaccount	2017	296	$17.76	$5,248	1.10%	20.15%	1.49%
BNYS - Appreciation Subaccount	2021	453	$52.73 to $54.71	$24,652	0.90% to 1.10%	25.39% to 25.64%	0.20%
BNYS - Appreciation Subaccount	2020	453	$42.05 to $43.55	$19,627	0.90% to 1.10%	22.03% to 22.28%	0.55%
BNYS - Appreciation Subaccount	2019	453	$34.46 to $35.61	$16,057	0.90% to 1.10%	34.30% to 34.57%	0.92%
BNYS - Appreciation Subaccount	2018	398	$26.47	$10,540	0.90%	-7.94%	1.02%
BNYS - Appreciation Subaccount	2017	398	$28.75	$11,449	0.90%	25.88%	1.10%
ROYI - Small-Cap Subaccount	2021	1,657	$46.27 to $48.01	$77,799	0.90% to 1.10%	27.42% to 27.67%	1.34%
ROYI - Small-Cap Subaccount	2020	2,026	$36.31 to $37.61	$74,486	0.90% to 1.10%	-8.16% to -7.98%	1.06%
ROYI - Small-Cap Subaccount	2019	2,033	$39.54 to $40.87	$81,297	0.90% to 1.10%	17.38% to 17.61%	0.56%
ROYI - Small-Cap Subaccount	2018	2,803	$33.69 to $34.75	$95,188	0.90% to 1.10%	-9.34% to -9.16%	0.68%
ROYI - Small-Cap Subaccount	2017	3,917	$37.16 to $38.26	$146,638	0.90% to 1.10%	4.23% to 4.44%	0.81%
ROYI - Micro-Cap Subaccount	2021	897	$47.91 to $49.72	$43,638	0.90% to 1.10%	28.57% to 28.82%	0.00%
ROYI - Micro-Cap Subaccount	2020	1,017	$37.26 to $38.59	$38,380	0.90% to 1.10%	22.44% to 22.69%	0.00%
ROYI - Micro-Cap Subaccount	2019	1,016	$30.43 to $31.46	$31,300	0.90% to 1.10%	18.25% to 18.48%	0.00%
ROYI - Micro-Cap Subaccount	2018	1,016	$25.74 to $26.55	$26,433	0.90% to 1.10%	-10.04% to -9.86%	0.00%
ROYI - Micro-Cap Subaccount	2017	1,015	$28.61 to $29.45	$29,344	0.90% to 1.10%	4.04% to 4.25%	0.68%
AIMI - Invesco V.I. International Growth Series II Subaccount	2021	214	$16.46	$3,527	0.90%	4.66%	0.62%
AIMI - Invesco V.I. International Growth Series II Subaccount	2020	779	$15.72	$12,242	0.90%	12.72%	2.20%
AIMI - Invesco V.I. International Growth Series II Subaccount	2019	779	$13.95	$10,861	0.90%	27.09%	1.33%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AIMI - Invesco V.I. International Growth Series II Subaccount	2018	990	$10.98	$10,871	0.90%	-15.97%	1.73%
AIMI - Invesco V.I. International Growth Series II Subaccount	2017	1,304	$13.06	$17,025	0.90%	21.63%	1.40%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2021	346	$15.39	$5,318	0.90%	8.29%	3.04%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2020	346	$14.21	$4,911	0.90%	9.01%	7.94%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2019	346	$13.03	$4,506	0.90%	13.86%	0.00%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2018	1,047	$11.30 to $11.45	$11,881	0.90% to 1.10%	-7.73% to -7.55%	1.15%
AIMI - Invesco V.I. Balanced-Risk Allocation Series II Subaccount	2017	1,494	$12.24 to $12.38	$18,412	0.90% to 1.10%	8.64% to 8.85%	3.82%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	2,212	$23.19 to $23.92	$51,601	0.90% to 1.10%	31.08% to 31.33%	0.25%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	2,432	$17.69 to $18.22	$43,382	0.90% to 1.10%	-3.89% to -3.70%	0.68%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2019	2,599	$18.41 to $18.92	$48,185	0.90% to 1.10%	15.17% to 15.39%	0.23%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2018	2,653	$15.99 to $16.39	$42,725	0.90% to 1.10%	-16.40% to -16.24%	0.24%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2017	2,611	$19.12 to $19.57	$50,275	0.90% to 1.10%	15.09% to 15.31%	0.50%
FRT2 - Franklin Income VIP Subaccount	2021	1,695	$23.23 to $23.99	$40,239	0.90% to 1.10%	15.48% to 15.71%	4.35%
FRT2 - Franklin Income VIP Subaccount	2020	1,984	$20.12 to $20.73	$40,614	0.90% to 1.10%	-0.41% to -0.21%	5.75%
FRT2 - Franklin Income VIP Subaccount	2019	6,611	$20.20 to $20.77	$136,634	0.90% to 1.10%	14.80% to 15.02%	5.47%
FRT2 - Franklin Income VIP Subaccount	2018	8,282	$17.59 to $18.06	$148,806	0.90% to 1.10%	-5.35% to -5.16%	4.79%
FRT2 - Franklin Income VIP Subaccount	2017	9,465	$18.59 to $19.04	$179,212	0.90% to 1.10%	8.48% to 8.70%	4.23%
FRT2 - Franklin DynaTech VIP Subaccount	2021	355	$46.55	$16,548	1.10%	14.88%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	781	$40.52 to $41.76	$32,193	0.90% to 1.10%	43.31% to 43.59%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2019	776	$28.28 to $29.08	$22,289	0.90% to 1.10%	29.74% to 29.99%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2018	1,004	$21.79 to $22.37	$22,261	0.90% to 1.10%	2.01% to 2.21%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2017	997	$21.37 to $21.89	$21,638	0.90% to 1.10%	25.56% to 25.81%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2021	1,098	$14.39 to $14.86	$16,089	0.90% to 1.10%	3.03% to 3.23%	1.83%
FRT2 - Templeton Foreign VIP Subaccount	2020	1,553	$13.97 to $14.39	$21,963	0.90% to 1.10%	-2.24% to -2.04%	3.38%
FRT2 - Templeton Foreign VIP Subaccount	2019	1,554	$14.29 to $14.69	$22,453	0.90% to 1.10%	11.30% to 11.52%	2.08%
FRT2 - Templeton Foreign VIP Subaccount	2018	2,806	$12.84 to $13.18	$36,227	0.90% to 1.10%	-16.37% to -16.20%	2.67%
FRT2 - Templeton Foreign VIP Subaccount	2017	2,806	$15.35 to $15.72	$43,308	0.90% to 1.10%	15.43% to 15.65%	2.57%
FRT4 - Franklin Allocation VIP Subaccount	2020	559	$17.12	$9,564	1.10%	10.53%	1.34%
FRT4 - Franklin Allocation VIP Subaccount	2019	559	$15.49	$8,662	1.10%	18.26%	3.74%
FRT4 - Franklin Allocation VIP Subaccount	2018	1,202	$13.10 to $13.38	$15,922	0.90% to 1.10%	-10.57% to -10.39%	2.85%
FRT4 - Franklin Allocation VIP Subaccount	2017	1,203	$14.64 to $14.93	$17,793	0.90% to 1.10%	10.57% to 10.79%	2.52%
FEDS - Kaufmann Fund II Service Shares Subaccount	2021	440	$33.62	$14,792	0.90%	1.35%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2020	440	$33.17	$14,595	0.90%	27.33%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2019	440	$26.05	$11,462	0.90%	31.73%	0.00%
FEDS - Managed Volatility Fund II Primary Shares Subaccount	2020	380	$15.63	$5,937	1.10%	-0.17%	2.54%
FEDS - Managed Volatility Fund II Primary Shares Subaccount	2019	380	$15.65	$5,953	1.10%	18.92%	2.66%
FEDS - Managed Volatility Fund II Primary Shares Subaccount	2018	671	$13.16	$8,831	1.10%	-9.49%	2.29%
FEDS - Managed Volatility Fund II Primary Shares Subaccount	2017	1,771	$14.54 to $14.71	$25,943	0.90% to 1.10%	16.83% to 17.06%	4.09%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2021	1,811	$22.70 to $23.28	$41,904	0.90% to 1.10%	9.24% to 9.46%	1.62%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2020	1,809	$20.78 to $21.27	$38,260	0.90% to 1.10%	12.64% to 12.86%	1.43%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2019	3,059	$18.45 to $18.84	$57,482	0.90% to 1.10%	20.45% to 20.69%	2.08%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2018	3,412	$15.32 to $15.61	$53,079	0.90% to 1.10%	-6.47% to -6.29%	1.77%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2017	4,160	$16.38 to $16.66	$69,125	0.90% to 1.10%	16.99% to 17.22%	1.52%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2021	939	$9.69 to $9.94	$9,277	0.90% to 1.10%	25.30% to 25.55%	1.60%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2020	939	$7.74 to $7.92	$7,395	0.90% to 1.10%	-12.95% to -12.78%	2.29%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2019	940	$8.89 to $9.08	$8,486	0.90% to 1.10%	8.26% to 8.48%	0.98%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2018	940	$8.21 to $8.37	$7,829	0.90% to 1.10%	-24.07% to -23.92%	0.32%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2017	1,177	$10.81 to $11.00	$12,865	0.90% to 1.10%	1.85% to 2.05%	0.13%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2021	1,482	$71.23 to $73.04	$108,111	0.90% to 1.10%	13.91% to 14.14%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2020	1,482	$62.53 to $63.99	$94,752	0.90% to 1.10%	33.89% to 34.15%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2019	1,483	$46.70 to $47.70	$70,661	0.90% to 1.10%	47.86% to 48.15%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2018	3,725	$31.59 to $32.20	$119,880	0.90% to 1.10%	-6.27% to -6.09%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2017	3,725	$33.70 to $34.28	$127,673	0.90% to 1.10%	30.68% to 30.94%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2018	493	$11.61	$5,721	1.10%	-8.23%	1.64%
NLV2 - TOPS® Managed Risk Moderate Growth ETF Subaccount	2017	493	$12.65	$6,238	1.10%	12.61%	1.62%

*	This represents the range of annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**	This represents the range of total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

(a) & (b)	Denote the minimum or maximum of the total return ranges, respectively, for the underlying mutual fund options that were added and funded during the reporting period. These returns were not annualized.

(c)	Denotes the minimum and maximum total return for the underlying mutual fund options that were added and funded during the reporting period. Returns are not annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Ohio National Life Insurance Company
and Contract Owners of Ohio National Variable Account B:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the Ohio National Variable Account B (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Cincinnati, Ohio
March 30, 2022

Appendix

Statement of assets and contract owners’ equity as of December 31, 2021, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. International Growth Series II Subaccount

Invesco V.I. Balanced-Risk Allocation Series II Subaccount

ALLSPRING VARIABLE TRUST (1)

VT Opportunity Subaccount (1)

VT Discovery Subaccount (1)

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE SHARES

Appreciation Subaccount

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Mid Cap Subaccount

VIP Contrafund® Subaccount

VIP Growth Subaccount

VIP Equity-Income Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin Income VIP Subaccount

Franklin DynaTech VIP Subaccount (1)

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Allocation VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

Strategic Growth Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Asset Strategy Subaccount (1)

Delaware Ivy VIP Natural Resources Subaccount (1)

Delaware Ivy VIP Science and Technology Subaccount (1)

J.P. MORGAN INSURANCE TRUST - CLASS I

Small Cap Core Subaccount

Mid Cap Value Subaccount

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Research Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Balanced Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Research Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Balanced Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Flexible Bond Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

U.S. Small-Mid Cap Equity Subaccount

International Equity Subaccount

2

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS I

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF U.S. Real Estate Subaccount

VIF Growth Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

OHIO NATIONAL FUND, INC.

ON Bond Subaccount

ON BlackRock Balanced Allocation Subaccount

ON BlackRock Advantage International Equity Subaccount

ON Janus Henderson Forty Subaccount

ON AB Small Cap Subaccount (1)

ON AB Mid Cap Core Subaccount (1)

ON S&P 500® Index Subaccount

ON BlackRock Advantage Large Cap Value Subaccount

ON Federated High Income Bond Subaccount

ON Nasdaq-100® Index Subaccount

ON BlackRock Advantage Large Cap Core Subaccount

ON BlackRock Advantage Small Cap Growth Subaccount

ON BlackRock Advantage Large Cap Growth Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

Real Return Subaccount

Global Bond Opportunities Subaccount

CommodityRealReturn® Strategy Subaccount

Low Duration Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Small-Cap Subaccount

Micro-Cap Subaccount

THE PRUDENTIAL SERIES FUND, INC. - CLASS II

PSF PGIM Jennison Focused Blend Subaccount (1)

PSF PGIM Jennison Growth Subaccount (1)

Statement of assets and contract owners’ equity as of December 31, 2021 and the related statements of operations and changes in contract owners’ equity for the period June 25, 2021 (commencement of operations) to December 31, 2021.

OHIO NATIONAL FUND, INC.

ON Janus Henderson U.S. Low Volatility Subaccount

Statement of operations for the period January 1, 2021 to June 25, 2021 (substitution) and the statements of changes in contract owners’ equity the for the period January 1, 2021 to June 25, 2021 (substitution) and the year ended December 31, 2020.

3

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson U.S. Low Volatility Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Core Plus Fixed Income Subaccount

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Dynamic Asset Allocation Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

Total Return Subaccount

Statement of operations for the period January 1, 2021 to June 25, 2021 (liquidation) and the statements of changes in contract owners’ equity the for the period January 1, 2021 to June 25, 2021 (liquidation) and the year ended December 31, 2020.

FEDERATED HERMES INSURANCE SERIES

Managed Volatility Fund II Primary Shares Subaccount

Statement of changes in contract owners’ equity for the period January 1, 2020 to May 29, 2020 (liquidation).

OHIO NATIONAL FUND, INC.

ON Foreign Subaccount

Statement of assets and contract owners’ equity as of December 31, 2021, the related statements of operations and changes in contract owners’ equity for the year then ended.

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Global Risk Allocation-Moderate Subaccount

OHIO NATIONAL FUND, INC.

ON Federated Core Plus Bond Subaccount

(1)	See the footnote to the statement of assets and contract owners' equity for the former name of the subaccount.

4

 THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Financial Statements and Supplementary Information

December 31, 2021, 2020 and 2019

(With Independent Auditors’ Report Thereon)

KPMG LLP Suite 3400 312 Walnut Street Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

The Ohio National Life Insurance Company:

Opinions

We have audited the statutory financial statements of The Ohio National Life Insurance Company (a wholly owned subsidiary of Ohio National Financial Services, Inc.) (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2021, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Emphasis of Matter

As discussed in Note 3 to the statutory financial statements, effective January 1, 2020, the Company adopted new accounting guidance pursuant to section 21 of the Valuation Manual (VM-21) which revised the valuation of variable annuity and other contracts. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Other Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

Cincinnati, Ohio

March 28, 2022

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2021 and 2020

(Dollars in thousands, except share amounts)

Admitted Assets	2021	2020
Investments:
Bonds	$5,883,205	5,398,199
Preferred stocks	7,101	7,101
Common stocks at fair value (cost $58,299 in 2021 and $45,931 in 2020)	60,403	45,414
Common stock of unconsolidated life insurance subsidiaries at statutory equity
(cost $363,819 in 2021 and $181,082 in 2020)	433,121	302,363
Common stocks of nonlife insurance subsidiaries at statutory equity
(cost $10,830 in 2021 and 2020)	10,857	8,979
Mortgage loans on real estate	1,058,963	970,773
Real estate, at cost less accumulated depreciation	23,780	24,757
Contract loans	908,562	835,945
Cash, cash equivalents and short-term investments	382,134	648,526
Receivables for securities	461	510
Derivatives	96,518	115,488
Other invested assets	332,527	489,176
Securities lending reinvested collateral assets	287,838	281,976
Receivable for collateral	—	1,200
Total investments	9,485,470	9,130,407
Premiums and other considerations deferred and uncollected	98,992	97,259
Accrued investment income	54,500	49,473
Current federal income tax recoverable	2,366	7,813
Deferred tax asset, net	119,975	111,546
Other assets	458,856	210,015
Separate Account assets	18,634,097	18,793,793
Total admitted assets	$28,854,256	28,400,306
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life policies and contracts	$6,638,034	6,438,887
Accident and health policies	22,914	26,793
Annuity and other deposit funds	543,945	658,260
Contract claims	30,886	23,562
Other policyholders’ funds:
Policyholders’ dividend accumulations	30,110	31,680
Provision for policyholders’ dividends payable in following year	87,943	101,828
Other	2,298	1,575
Current federal income taxes	—	—
Payable to parent, subsidiaries and affiliates	116,229	155,195
Interest maintenance reserve	35,200	19,457
Asset valuation reserve	55,056	52,098
Transfers to Separate Accounts due or accrued, net	(66,669)	(109,994)
Payable for securities	5,000	9,027
Payable for securities lending	287,838	281,976
Reinsurance funds withheld due to affiliate, net	476,248	481,935
Other liabilities	499,593	355,728
Separate Account liabilities	18,634,095	18,793,792
Total liabilities	27,398,720	27,321,799
Capital and surplus:
Class A common stock, $1 par value. Authorized, issued, and outstanding 10,000,000 shares	10,000	10,000
Surplus notes	309,927	309,851
Gross paid in and contributed surplus	422,372	283,297
Aggregate write-ins for special surplus funds	58,826	35,826
Unassigned surplus	654,411	439,533
Total capital and surplus	1,455,536	1,078,507
Total liabilities and capital and surplus	$28,854,256	28,400,306

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Operations

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020	2019
Premiums and other considerations:
Life and annuity	$854,610	1,308,065	1,047,377
Accident and health	5,052	5,373	5,773
Total premiums and other considerations	859,662	1,313,438	1,053,150
Investment income:
Interest on bonds	228,264	221,515	264,249
Dividends on stocks	1,707	1,317	2,734
Dividends from subsidiaries	9,400	18,950	112,750
Interest on mortgage loans	51,549	45,344	44,104
Real estate income	1,897	2,016	1,829
Interest on contract loans	39,717	35,553	32,065
Other income	302,665	15,327	14,700
Total investment income	635,199	340,022	472,431
Less investment expenses	32,586	32,339	32,235
Net investment income	602,613	307,683	440,196
Total income	1,462,275	1,621,121	1,493,346
Death and other benefits:
Death benefits	70,679	62,313	45,566
Accident and health benefits	2,479	1,732	1,405
Annuity benefits, fund withdrawals, and other benefits to policyholders
and beneficiaries	2,819,564	2,541,039	3,538,173
Total death and other benefits	2,892,722	2,605,084	3,585,144
Change in reserves for future policy benefits and other funds	295,282	611,430	639,895
Commissions	151,968	172,865	186,543
General insurance expenses	142,815	131,297	143,920
Insurance taxes, licenses, and fees	22,056	17,516	19,851
Net transfers from Separate Accounts	(2,469,808)	(2,118,476)	(3,027,908)
Total expenses	1,035,035	1,419,716	1,547,445
Income (loss) before dividends to policyholders, (benefit) expense
for federal income taxes, and net realized capital gains (losses)	427,240	201,405	(54,099)
Dividends to policyholders	91,297	105,865	112,994
Income (loss) before (benefit) expense for federal income
taxes and net realized capital gains (losses)	335,943	95,540	(167,093)
(Benefit) expense for federal income taxes	(55,188)	33,016	(88,213)
Income (loss) before net realized capital gains (losses)	391,131	62,524	(78,880)
Net realized capital gains (losses), net of interest maintenance reserve and
income taxes	27,978	72,355	(4,935)
Net income (loss)	$419,109	134,879	(83,815)

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Common stock	Surplus notes	Gross paid in and contributed surplus	Aggregate write-ins for special purpose funds	Unassigned surplus	Total capital and surplus
Balance at December 31, 2018	$10,000	309,698	283,297	(4,409)	420,487	1,019,073
Net loss	—	—	—	—	(83,815)	(83,815)
Amortization of surplus note	—	77	—	—	—	77
Change in net unrealized capital gains	—	—	—	—	41,436	41,436
Change in net unrealized foreign exchange capital gain	—	—	—	—	(1)	(1)
Change in net deferred income tax	—	—	—	—	(16,822)	(16,822)
Change in nonadmitted assets and related items	—	—	—	—	16,728	16,728
Change in asset valuation reserve	—	—	—	—	(38,352)	(38,352)
Correction of an error, net of tax	—	—	—	—	(1,446)	(1,446)
Deferred coinsurance gain	—	—	—	—	40,784	40,784
Benefit plan adjustment	—	—	—	—	(366)	(366)
Voluntary reserve	—	—	—	4,409	93,158	97,567
Segregated special surplus for the benefit of affiliate	—	—	—	35,826	(35,826)	—
Dividends to stockholder	—	—	—	—	(55,000)	(55,000)
Balance at December 31, 2019	10,000	309,775	283,297	35,826	380,965	1,019,863
Net income	—	—	—	—	134,879	134,879
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	(44,627)	(44,627)
Change in net deferred income tax	—	—	—	—	10,885	10,885
Change in nonadmitted assets and related items	—	—	—	—	(24,770)	(24,770)
Change in asset valuation reserve	—	—	—	—	(11,323)	(11,323)
Change in reserve valuation basis	—	—	—	—	63,050	63,050
Correction of an error, net of tax	—	—	—	—	(195)	(195)
Deferred coinsurance gain	—	—	—	—	(22,921)	(22,921)
Benefit plan adjustment	—	—	—	—	(6,410)	(6,410)
Dividends to stockholder	—	—	—	—	(40,000)	(40,000)
Balance at December 31, 2020	10,000	309,851	283,297	35,826	439,533	1,078,507
Net income	—	—	—	—	419,109	419,109
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	(63,905)	(63,905)
Change in net unrealized foreign exchange capital loss	—	—	—	—	(325)	(325)
Change in net deferred income tax	—	—	—	—	(54,742)	(54,742)
Change in nonadmitted assets and related items	—	—	—	—	55,866	55,866
Change in asset valuation reserve	—	—	—	—	(2,959)	(2,959)
Correction of an error, net of tax	—	—	—	—	(3,925)	(3,925)
Deferred coinsurance gain	—	—	—	—	(15,023)	(15,023)
Benefit plan adjustment	—	—	—	—	20,513	20,513
Segregated special surplus for the benefit of affiliate	—	—	—	23,000	(23,000)	—
Paid in surplus	—	—	139,075	—	—	139,075
Change in surplus as a result of reinsurance	—	—	—	—	(1,731)	(1,731)
Dividends to stockholder	—	—	—	—	(115,000)	(115,000)
Balance at December 31, 2021	$10,000	309,927	422,372	58,826	654,411	1,455,536

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Statutory Statements of Cash Flow

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020	2019
Cash flow from operations:
Premiums, other considerations, and fund deposits	$540,311	980,931	1,087,409
Investment income	565,577	309,036	441,010
	1,105,888	1,289,967	1,528,419
Less:
Death and other benefits	2,491,971	2,198,713	3,368,750
Commissions, taxes, and other expenses	320,346	397,424	288,797
Dividends paid to policyholders	105,315	114,097	115,392
Net transfers from separate accounts	(2,513,133)	(2,131,558)	(3,078,812)
	404,499	578,676	694,127
Net cash provided by operations	701,389	711,291	834,292
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	1,545,048	937,751	753,192
Stocks	2,389	—	16,952
Mortgage loans on real estate	164,797	92,223	107,996
Real estate	—	16	—
Other	64,961	29,863	3,106
Total investment proceeds	1,777,195	1,059,853	881,246
Less cost of investments acquired:
Bonds	1,986,705	1,011,681	1,010,788
Stocks	15,249	5,439	7,534
Mortgage loans on real estate	252,984	132,165	181,512
Real estate	—	—	382
Other	234,715	337,823	65,584
Total investments acquired	2,489,653	1,487,108	1,265,800
Less increase in contract loans	72,533	91,384	105,791
Net cash used in investing activities	(784,991)	(518,639)	(490,345)
Cash flow from financing and other miscellaneous sources:
Deposits on deposit-type contracts and other liabilities	136,598	169,681	119,313
Withdrawals on deposit-type contracts and other liabilities	(267,123)	(198,841)	(145,228)
Dividends to stockholder	(115,000)	(40,000)	(55,000)
Other, net	62,735	127,652	(193,080)
Net cash (used in) provided by financing	(182,790)	58,492	(273,995)
Net (decrease) increase in cash, cash equivalents and
short-term investments	(266,392)	251,144	69,952
Cash, cash equivalents and short-term investments:
Beginning of year	648,526	397,382	327,430
End of year	$382,134	648,526	397,382

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$5,861	$109,478	$(57,807)
Funds held under fixed indexed annuity reinsurance agreement, net	(74,476)	(41,443)	(40,411)
Capital contribution from parent	(139,075)	—	—
Capital contribution to affiliate	—	—	80,000
Unpaid return of capital from affiliate	(169,973)	—	—
Dividend declared and unpaid from affiliate	(30,027)	—	—
Affiliate reinsurance agreements, net	—	—	(378,976)
Coinsurance reinsurance agreement	—	—	(1,694,934)
Deferred gain on coinsurance reinsurance agreements	15,023	22,921	12,061

See accompanying notes to statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(1)	Organization and Business

Organization

The Ohio National Life Insurance Company (“ONLIC” or the “Company”) is a stock life insurance company wholly owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

In 1998, ONLIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

ONLIC owns 100% of Ohio National Life Assurance Corporation (“ONLAC”), a stock life insurance subsidiary; National Security Life and Annuity Company (“NSLAC”), a stock life insurance subsidiary; Montgomery Re, Inc. (“MONT”), a special purpose financial captive life insurance company; Kenwood Re, Inc. (“KENW”), a special purpose financial captive life insurance company; Camargo Re Captive, Inc. (“CMGO”), a special purpose financial captive life insurance company; Sunrise Captive Re, LLC (“SUNR”), an Ohio authorized reinsurer; Ohio National Investments, Inc. (“ONII”), an investment advisor; Ohio National Equities, Inc. (“ONEQ”), a broker dealer registered under the Securities and Exchange Commission Act of 1934; and The O.N. Equity Sales Company (“ONESCO”), a broker dealer registered under the Securities and Exchange Commission Act of 1934.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement to enter into a strategic transaction (“Transaction”) with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021. Constellation, an insurance holding company, is backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers’”), two of the world’s largest, premier, long-term institutional investors.

ONMH entered into the Transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off of ONMH’s strengths and infrastructure to grow its insurance business going forward.

The Transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the Transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation and its investors are providing a commitment to infuse an additional $500 million of capital evenly over a four-year period beginning one year after the closing of the Transaction, further strengthening Ohio National’s capital position and its ability to fulfill its obligations and to invest in the future of the business.

The Transaction is subject to customary conditions, including regulatory approvals and ONMH’s member approval. Upon completion of the Transaction, ONMH will be a private stock company owned 100% by Constellation. The Transaction is expected to be completed in the first half of 2022. See footnote 3(m) for additional details on the activity occurring subsequent to the reporting period.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

During the third quarter of 2021 ONMH repositioned ON Foreign Holdings, SMLLC (“ONFH”), a Delaware holding company, and its subsidiaries under ONLIC. Prior to the repositioning, Sycamore Re, Ltd (“SYRE”), a wholly owned subsidiary of ONFS, owned ONFH, which owned 100% of ON Netherlands B.V. (“ONNH”), a Dutch holding company. The transaction was completed as follows:

•	Effective September 13, 2021, ONFH created ON Overseas Holdings B.V. (“ONOH”), a Dutch holding company.
•	Effective September 27, 2021, SYRE paid a non-cash dividend to its parent, ONFS, consisting of 100% ownership of ONFH and its subsidiaries. On that same day, ONFS assumed certain liabilities on behalf of ONFH of , which increased its investment in ONFH.
•	Effective September 29, 2021, ONFH made a non-cash capital contribution consisting of ONNH and its subsidiaries to ONOH. ONOH now owns 100% of ONNH.
•	ONNH owns Ohio National Seguros de Vida S.A. (“ONSP”), a Peruvian insurance company, ON Global Holdings, SMLLC (“ONGH”), a Delaware holding company, and ONNH owns 100% of O.N. International do Brasil Participacoes, Ltda. (“OHIO”), which was formed to hold the equity method investment made when ONFS entered into a 50% joint venture agreement with a Brazilian insurance company. ONGH owns 92% of Ohio National Sudamerica S.A. (“ONSA”), a Chilean holding company, and ONNH owns 8%. ONSA owns 100% of Ohio National Seguros de Vida S.A. (“ONSV”), a Chilean insurance company.
•	Effective September 30, 2021, ONFS made a non-cash capital contribution consisting of ONFH and its subsidiaries, to ONLIC. ONLIC now owns 100% of ONFH.See Note 17 for additional information.

Business

ONLIC is a life and health (disability) insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers a full range of life, disability, and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company announced on September 6, 2018, that it would exclusively focus on growing its life insurance and disability insurance product lines going forward. The decision followed a comprehensive strategic review of the Company’s businesses, taking into account the continuously changing regulatory landscape, the sustained low interest rate environment, and the increasing cost of doing business, as well as growth opportunities and the Company’s competitive strengths. Effective September 15, 2018, the Company no longer accepts applications for variable annuities or new retirement plans but will continue to service and support existing clients in both product lines. During the second quarter of 2020, the Company made the strategic decision to relaunch its fixed indexed annuity product.

In late 2018 and through March 15, 2019, the Company offered to buy-back certain variable annuity policies from policyholders with the guaranteed minimum income benefit (“GMIB”) rider. The Company paid approximately $115,000 related to the buy-back during 2019, which is included in benefits and claims on the corresponding statements of operations. A second phase of the buy-back was offered in late 2020 and into 2021. The Company paid approximately $32,000 and $12,000 related to the buy-back during 2021 and 2020, respectively, which is included in benefits and claims on the corresponding statements of operations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ONLIC does not have any permitted or prescribed statutory accounting practices as of December 31, 2021 and 2020. ONLIC’s wholly-owned Vermont subsidiaries have permitted accounting practices as disclosed in Note 3(c). The statutory financial statements presented represent the accounts of the Company and do not include the accounts of any of its subsidiaries.

The Company’s subsidiary, SUNR, applies a prescribed practice which values assumed guaranteed minimum death benefit (“GMDB”) and guaranteed lifetime withdrawal benefit (“GLWB”) risks on variable annuity contracts from the Company using a separate alternative reserve basis pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The prescribed practice related to the Company’s guaranteed risks changed the Company’s carrying value of SUNR, included in other invested assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, by $176,150 and $186,173 as of December 31, 2021 and 2020, respectively. If the prescribed practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels.

A reconciliation of the Company’s net statutory loss and capital and surplus between NAIC SSAP and practices prescribed by the State of Ohio are shown below:

	2021	2020
Net Income

Company state basis	$419,109	134,879
State prescribed practices that are an increase/(decrease) from NAIC SAP	—	—
NAIC SAP	$419,109	134,879

Surplus

Company state basis	$1,455,536	1,078,507
State prescribed practices that are an increase/(decrease) from NAIC SAP
Subsidiary valuation - SUNR	176,150	186,173
NAIC SAP	$1,279,386	892,334

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income (loss) on a GAAP basis versus capital and surplus and net income (loss) on a statutory basis are that, for GAAP reporting purposes:

•	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

•	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

•	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

•	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

•	undistributed income and capital gains and losses for limited partnerships investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•	separate account seed money is classified as a trading security recorded at fair value as opposed to a component of separate account assets;

•	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from surplus (see Note 3(b) for more information regarding nonadmitted assets);

•	changes in deferred taxes are recognized in operations;

•	there is a presentation of other comprehensive income and comprehensive income;

•	consolidation for GAAP is based on whether the Company has voting control, or for certain variable interest entities, is the primary beneficiary while for statutory, consolidation is not applicable;

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	surplus notes are presented as part of notes payable within liabilities and are not presented as a component of capital and surplus;

•	certain assets and liabilities are reported gross of ceded reinsurance balances;

•	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

•	negative cash balances are reported as liabilities;

•	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

•	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally furniture, equipment, certain deferred taxes, and certain receivables), along with statutory adjustments to the Company’s common stock investment of affiliates carried at U.S. GAAP equity have been excluded from total admitted assets by a direct charge to surplus.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(c)	Investments

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when information is not available from the SVO.

Investments in the Company’s wholly owned insurance subsidiaries are carried at audited statutory equity with changes in net assets, other than dividends declared, recognized as net unrealized capital gains or losses through surplus. Investments in the Company’s special purpose financial captive reinsurers are carried as follows: MONT and KENW are carried at zero due to the fact that the State of Vermont has granted a permitted practice to allow the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in SUNR is carried at the value of SUNR’s statutory surplus, adjusted for the prescribed practice described in Note 2. Investments in wholly owned noninsurance subsidiaries are carried at the value of their underlying audited GAAP basis equity, adjusted for nonadmitted assets, based on the significance of their operations beyond holding assets for the use of the Company. The Company does not record the investment in ONII, a noninsurance subsidiary, as it does not have audited GAAP financial statements for 2021, 2020 and 2019.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Management reviews its investments in subsidiary, controlled, and affiliated entities for impairment based upon the probability that the Company will be able to recover the carrying amount of the investment or if there is evidence indicating the inability of the investee to sustain earnings, which would justify the carrying amount of the investment.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred. In response to the Coronavirus (“COVID-19”) pandemic, there was an increase in the volume of loan modifications in the Company’s mortgage portfolio during 2020. The COVID-19 related modifications were primarily in the form of principal and/or interest deferrals in accordance with the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus and in accordance with the interpretation issued by the NAIC, INT 20-03 Troubled Debt Restructuring Due to COVID-19, during the year ended December 31, 2020. Accordingly, these loans were not categorized as a TDR.

Real Estate

Real estate, occupied by the Company and held for the production of income, is generally carried at depreciated cost, net of encumbrances. Accumulated depreciation was $7,111 and $6,134 as of December 31, 2021 and 2020, respectively.

The Company occupies less than 50% of buildings held for the production of income.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Contract Loans

Contract loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index put options, equity futures, currency futures, equity swaps and interest rate swaptions as hedges for certain riders that were sold with variable annuity products. The Company similarly purchases equity index call options as hedges for the fixed indexed annuity product. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

The Company enters into derivative transactions that meet the criteria for hedge accounting. The Company purchased a foreign currency swap that meets the criteria for hedge accounting and is accounted for consistent with the underlying hedged asset. The swap instrument is carried at estimated fair value, and changes in the estimated fair value of the swaps are recorded as unrealized capital gains or losses in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of the Company’s investment in SUNR, external and inter-company surplus notes and investments in limited partnership interests. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6.

During 2021, the Company became an investor and limited partner in two limited partnerships. Limited partnerships are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of limited partnership investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. The Company has no investments in limited partnerships that exceed 10% of it admitted assets.

The statement value of limited partnerships are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for its investments for the year ended December 31, 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within net investment income.

(d)	Segregated Special Surplus Fund

The Company has established a segregated special surplus fund for the benefit of SUNR, a subsidiary, in accordance with the SUNR Plan of Operations approved by the State of Ohio. The assets, along with capital within SUNR, are to be used to provide the protection to maintain SUNR’s statutory total adjusted capital at a level of at least 300% of its authorized control level (“ACL”) risk based capital. The segregated special surplus fund is held in a custodial account. Dividends paid by SUNR to ONLIC during the years ended December 31, 2021 and December 31, 2020 were $253,000 and $0, respectively. Dividends are placed in the segregated custodial account when paid. See additional details in Note 17 on dividends between SUNR and ONLI. As long as the surplus in SUNR plus the segregated special surplus fund is greater than 300% ACL, ONLIC can withdraw excess capital from the segregated special surplus fund for it to use as unassigned surplus in the event at the end of the calendar quarter the segregated special surplus fund exceeds 100 % ACL At December 31, 2021 and 2020, the segregated special surplus fund was $58,826 and $35,826, respectively, recorded in the aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the Statutory Statements of Changes in Capital and Surplus. The value of the custodial account was $295,483 and $39,325, at December 31, 2021 and 2020, respectively, which was invested in the following:

	2021	2020
Cash and cash equivalents	$11,595	877
Securities available-for-sale, at fair value:
Fixed maturity securities	283,888	32,612
Mortgage loans on real estate, net	—	5,836
Total custodial account value	$295,483	39,325

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CARVM is reflected in the Statutory Statements of Operations as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets.

Under accounting procedures prescribed by the NAIC, the Company records seed money contributed to, or withdrawn from, variable annuity separate accounts through a direct charge or credit to surplus. Seed money held in separate accounts represents the difference between separate account assets and liabilities. The change in separate account surplus, developed through seed money contributions, withdrawals, and unrealized gains and losses generated thereon, is also recorded directly to surplus without providing for federal income tax or income tax reductions. Dividend and capital gain distributions on seed money are recorded as other income in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in net transfers from separate accounts in the Statutory Statements of Operations. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(f)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(g)	Reserves for Future Policy Benefits

Life Policies and Contracts

For traditional life policies issued prior to January 1, 2020, reserves are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies issued was the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1941 CSO table with interest rates of 2.25% to 2.5%, the 1958 CSO table with interest rates of 1.75% to 4.5%, the 1980 CSO table with interest rates of 3.0% to 5.5%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $6,716,016 and $6,897,979 of individual life insurance in force as of December 31, 2021 and 2020, respectively, and $1,398,109 and $1,250,881 of related reserves as of December 31, 2021 and 2020, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Annuity and Other Deposit Funds

The Company issued traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issued nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

•	guaranteed minimum death benefit (“GMDB”);

•	guaranteed minimum income benefit (“GMIB”);

•	guaranteed minimum accumulation benefit (“GMAB”);

•	guaranteed minimum withdrawal benefit (“GMWB”); and

•	guaranteed lifetime withdrawal benefit (“GLWB”).

The Company also issued fixed indexed annuity contracts with an enhanced GLWB rider. The fixed indexed annuity contracts issued beginning in 2020 do not include the GLWB rider.

Effective January 1, 2020, the Company began reserving for variable annuity policies in force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of PBR for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves. Prior to 2020, these policies were reserved under Actuarial Guideline 43 (“AG43”).

Actuarial Guideline 35 (“AG35”) interprets the standards for the valuation of reserves for fixed indexed annuities. AG35 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The reserves for both the base policy and the rider guarantees are included in general account liabilities.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 2.88% for the year ended December 31, 2021 and 2.77% for the years ended December 31, 2020 and 2019, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1937 Standard Annuity Table (interest rate of 11.25%), the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.25% to 11.25%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%), or the IAR2012 Mortality Table (interest rates of 1.00% to 4.25%). Group immediate annuity reserves are based primarily on the 1971 Group Annuity Mortality Table (interest rate of 11.25%), the 1983 Group Annuity Mortality Table (interest rates of 6.25% to 9.25%) or the 1994 Group Annuity Mortality Table (interest rates of 1.00% to 7.00%).

(h)	Participating Business/Policyholders’ Dividends

Participating business, which refers to policies that participate in profits through policyholders’ dividends, represents 23.1% and 22.4% of the Company’s ordinary life insurance in force at December 31, 2021 and 2020, respectively. The liability for policyholder dividends includes the estimated amount of annual dividends earned by policyholders and is recorded in other policyholders’ funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The policyholder dividends incurred are recorded in dividends to policyholders in the Statutory Statements of Operations.

Policyholder dividends are approved annually by the Company’s board of directors based upon the amount of distributable surplus. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

(i)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks, derivative instruments, net of reinsurance, and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Operations impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(j)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or those that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(k)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $350,000 and $395,000 as of December 31, 2021 and 2020, respectively, which are included in annuity and other deposit funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2021	2020
Membership stock - Class B	$25,000	30,000
Activity stock	14,625	13,552
Total	$39,625	43,552
Actual or estimated borrowing capacity as determined by the insurer	$430,593	451,743

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Membership stock eligible and not eligible for redemption at December 31, 2021 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class B	$25,000	25,000	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2021	2020
Total collateral pledged:
Fair value	$613,893	471,603
Carrying value	596,689	445,609
Total borrowing	350,000	395,000

The maximum amount pledged as of December 31 is as follows:

	2021	2020
Maximum amount pledged:
Fair value	$681,186	533,387
Carrying value	649,940	503,794
Total borrowing	395,000	450,000

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

2021	General account	Funding agreements reserves established
Funding agreements	$350,000	350,000
2020
Funding agreements	$395,000	395,000

The maximum amount available during the reporting period ended December 31, 2021 is $395,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(l)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Operations as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. The CARES Act included, among other items, measures concerning income tax, payroll tax credits, and loan programs. The CARES Act permitted net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allowed NOLs incurred in 2018, 2019, and 2020 to be carried back to generate a refund of previously paid income taxes. The Company concluded the NOL changes did not impact income taxes. The Company did not participate in any of the CARES payroll tax credits or loan programs.

(m)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(n)	Employee Benefit Plans

The Company sponsors and/or administers various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the defined benefit pension and other postretirement benefit plans correspond with the year end of the Company. The Company recognizes the funded status of the projected benefit obligation (“PBO”) less plan assets for pension benefits and the accumulated benefit obligation (“ABO”) for other postretirement benefits for each of its plans.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The obligations and expenses associated with these plans require the use of assumptions such as discount rate, expected long-term return on plan assets, rate of compensation increases, healthcare cost trend rates, as well as participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and mortality tables, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have an effect on the Company’s statutory financial statements.

The Company sponsors a defined contribution plan for substantially all employees. The Company also sponsors a qualified contributory defined contribution profit-sharing plan for substantially all employees. Discretionary Company contributions are based on the net earnings of the Company. Accordingly, the Company recognizes compensation cost for current contributions.

(o)	Equity and Undistributed Income of Subsidiaries

Dividends received by the Company from its affiliates are recognized in investment income provided that the dividend is not in excess of undistributed accumulated earnings.

(p)	New Accounting Standards

In April 2020 and May 2021, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. Management is in the process of assessing the impact that the guidance may have on the Company’s statutory financial statement.

In July 2020, the NAIC issued revisions to SSAP No. 32R, Preferred Stock, effective January 1, 2021. These revisions update the definitions, measurement and impairment guidance for all preferred stock. With adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No. 86, Financing Derivatives, effective January 1, 2021. These revisions ensure reporting consistency in that derivatives are reported "gross," i.e., without the inclusion of financing components. Additionally, amounts owed to/from the reporting entity from the acquisition or writing of derivatives shall be separately reflected. The adoption of this guidance did not impact the Company’s statutory financial statements.

In July 2020, the NAIC issued revisions to SSAP No.26R, Bonds, effective January 1, 2021. These revisions clarify that the accounting and reporting of investment income and capital gains/losses, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The adoption of this guidance did not impact the Company’s statutory financial statements.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(q)	Subsequent Events

The Company has evaluated subsequent events through March 28, 2022, the date the statutory financial statements were available to be issued.

In February 2022, MONT repaid the $75,000 surplus note issued to the Company. The transaction was completed in cash with a payoff amount of $75,000 plus accrued interest of $988.

In March 2022, ONLIC and SYRE received regulatory approval and executed, effective March 31, 2022, an amendment to the fixed indexed annuity reinsurance agreement. All retained, and any future, fixed indexed annuity policies will be ceded to SYRE.

On March 11, 2022, the Members of ONMH voted to approve the Transaction discussed in Note 1. The Department conducted a public hearing on March 18, 2022. Assuming the Department issues an order approving the Transaction and all other regulatory approvals have been received, the Company will proceed to finalize all the steps necessary to close the Transaction and be acquired by Constellation. The Company is targeting to close the Transaction on or about March 31, 2022.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Changes in the regulatory environment and changes in laws in the countries of the Company’s international insurance operations could have a material adverse effect on its results of operations. The Company’s international insurance operations are principally regulated by insurance regulatory authorities in the jurisdictions in which they are located or operate.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. Based on policyholder account balances, the Company’s largest distributor of individual (fixed and variable) annuity products accounted for approximately 14% of total individual annuity reserves as of December 31, 2021 and 2020. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk to, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s individual variable annuity contracts, which offer guaranteed benefit riders as well as fixed indexed annuity contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company attempts to minimize the adverse impact of equity market risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties. The Company uses equity index put options, equity index call options, equity swaps and interest rate swaptions to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities.

Subsequent to December 31, 2021, equity and financial markets have experienced significant volatility associated with conflict between Ukraine and Russia. The Company is actively monitoring the impact of the conflict on its investment portfolio.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Civil Unrest and Political Risk is the risk that continued civil unrest and challenging political environments may cause significant volatility, declines in the value of investments, loss of life, property damage, additional disruption to commerce and reduce economic activity. Any significant civil unrest or political challenges could result in the decrease of the Company´s net income, revenue and assets under management and may adversely affect the Company´s investment portfolio.

Coronavirus (“COVID-19”) Risk is the potential risk the Company continues to be exposed to the ongoing COVID-19 pandemic. The worldwide health and economic impact of COVID-19 continues to evolve, influenced by the scope, severity and duration of the crisis as well as the actions of governments, judiciaries, legislative bodies, regulators and other third parties in response, all of which are subject to continuing uncertainty. While the global economic outlook continues to improve, the ultimate impact of COVID-19 on the Company’s business will depend upon the speed at which government-mandated safety precautions can be fully lifted and the manner and speed with which economic activity sustainably rebounds.

Significant legislative and regulatory activity has occurred at both the U.S. federal and state levels, as well as globally, in response to COVID-19 and its impact on insurance consumers. While some of these legislative and regulatory initiatives have expired, resurgence of the COVID-19 virus may lead to a renewal of these initiatives. The Company cannot predict what form any further legal and regulatory responses to concerns about COVID-19 and related public health issues will take, how long they will last or how such responses will impact its business. The Company will continue to actively monitor these developments and to cooperate fully with all government and regulatory authorities as they develop their responses.

The Company has implemented risk management and business continuity plans and taken preventive measures and other precautions, such as employee business travel restrictions and remote work arrangements which, to date, have enabled the Company to maintain its critical business processes; customer service levels; relationships with key vendors and distribution partners; financial reporting systems; internal controls over financial reporting; and disclosure controls and procedures. The Company is continuing to evaluate the potential long-term impact of the crisis to its operations and financial condition.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Transaction Risk is the risk associated with the Constellation acquisition discussed in Note 1. Completion of the Transaction is subject to the satisfaction of certain conditions, including regulatory and ONMH member approvals, and there can be no assurances as to whether or when it may be completed. There can be no assurance that the proposed Transaction will be consummated.

The Company may encounter a number of issues related to the Transaction:

•	An occurrence of an event, change or other circumstance that could give rise to the termination of the Transaction agreement or could otherwise cause the transactions contemplated by the agreement to fail to close;

•	Disruptions to the current plans and operations of the Company as a result of the announcement of the Transaction agreement;

•	An inability to complete the transactions contemplated by the Transaction agreement, including failure to obtain approval of ONMH members or other conditions to closing in the Transaction agreement;

•	Delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the Transaction;

•	The imposition on the Company by regulators of terms, conditions, requirements, limitations, costs or restrictions that would delay the completion of the transaction, the imposition of additional material costs on or limitations on the revenues after the Transaction;

•	Changes in applicable laws or regulations; the risk that the transactions contemplated by the Transaction agreement will not qualify for their intended tax treatment;

•	Adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the transactions contemplated by the Transaction agreement, cause the terms of such transactions to be modified or change the anticipated tax consequences of such transactions;

•	The possibility that the Company may be adversely affected by other economic, business, and/or competitive factors;

•	Uncertainty about the effect of the proposed Transaction on the Company’s employees, customers, and other parties with whom they have business relationships may have an adverse effect on its business and results of operations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

As a result, the Company cannot provide any assurance that any such terms, conditions, requirements, limitations, costs, or restrictions will not result in the abandonment of the Transaction. In addition, the Company cannot be certain that the other conditions to closing the Transaction will be satisfied (or waived, if applicable) in a timely manner or at all. Failure to, or any delay in, completing the Transaction could cause the Company to not realize some or all of the benefits that it expects to achieve if the Transaction is successfully completed within the expected timeframe. The issues above may be exacerbated by a delay in the completion of the proposed Transaction. Particularly, the Company’s management team will have devoted substantial time and resources to matters relating to the Transaction, and would otherwise have devoted their time and resources to other opportunities that may have been beneficial to the Company.

There can be no assurance that an adequate remedy will be available to the Company in the event of a breach of the Transaction agreement by Constellation or its investors, or that the Company will wholly, or partially, recover any damages incurred in connection with the proposed Transaction. In particular, a failed Transaction may result in negative publicity and a negative impression of the Company’s business among its customers or in the investment community or business community generally, all of which could negatively impact its business. Any disruptions to the Company’s business resulting from the announcement and pendency of the proposed Transaction, including any adverse changes in its relationships with its customers, distribution partners, business partners, and employees, may continue or accelerate in the event of a failed Transaction. Furthermore, the Company has incurred, and will continue to incur, significant costs, expenses, and fees for professional services, including legal, accounting, investment banking and advisory fees, and other transaction costs in connection with the proposed Transaction, for which it will have received little or no benefit if the proposed Transaction is not completed. Many of these fees and costs will be payable by the Company if the proposed Transaction is not completed and may relate to activities that they would not have undertaken other than to complete the proposed Transaction.

Litigation is common in connection with acquisitions of companies, regardless of any merits related to the claims. In the event lawsuits are filed against the Company, the outcome of the lawsuits would be uncertain, and the Company may not be successful in defending against any such claims. While the Company will defend against any lawsuits filed against it in connection with the Transaction, the costs of the defense of such actions and other effects of such litigation could have an adverse effect on its business, financial condition and operating results.

The Company is working closely with Constellation to mitigate any exposure associated with the Transaction as well as working with the rating agencies on potential impacts; having open communication with customers, producers and employees; and implementing strategic plans to enhance its capital position.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

•	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments, separate account assets and exchange traded derivatives.

•	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; asset-backed, mortgage-backed, and private placement securities; unaffiliated surplus notes; other invested assets; derivatives; common stocks; securities lending reinvested collateral; and cash equivalent securities.

•	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed or mortgage-backed securities, common stocks, other invested assets and derivative securities.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2021
Assets:
Investments:
Bonds	$—	99	—	99
Common stocks	—	60,403	—	60,403
Cash, cash equivalents and short-term investments	382,134	—	—	382,134
Derivatives	—	96,518	—	96,518
Other invested assets	—	—	10,150	10,150
Securities lending reinvested collateral assets	—	287,829	—	287,829
Other assets:
Separate account assets	18,634,097	—	—	18,634,097
Total assets	$19,016,231	444,849	10,150	19,471,230

	Level 1	Level 2	Level 3	Total
2020 Assets: Investments:
Bonds	$—	178	—	178
Common stocks	—	43,695	1,719	45,414
Cash, cash equivalents and short-term investments	647,649	877	—	648,526
Derivatives	—	115,488	—	115,488
Other invested assets	—	—	5,557	5,557
Securities lending reinvested collateral assets	—	281,976	—	281,976
Other assets:
Separate account assets	18,793,793	—	—	18,793,793
Total assets	$19,441,442	442,214	7,276	19,890,932
Liabilities:
Other liabilities:
Derivatives	$3,866	33,416	—	37,282
Total liabilities	$3,866	33,416	—	37,282

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

	Carrying	NAIC estimated	Fair value hierarchy level
2021	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$5,883,205	6,169,741	10,017	6,081,288	78,436
Preferred stocks	7,101	7,779	—	7,779	—
Common stocks, other than
investments in affiliates	60,403	60,403	—	60,403	—
Mortgage loans on real estate	1,058,963	1,087,199	—	—	1,087,199
Contract loans	908,562	1,044,818	—	—	1,044,818
Cash, cash equivalents and
short-term investments	382,134	382,134	382,134	—	—
Derivatives	96,518	96,518	—	96,518	—
Other invested assets	332,527	356,671	—	210,590	146,081
Securities lending reinvested
collateral assets	287,838	287,829	—	287,829	—
Other assets:
Separate account assets	18,634,097	18,634,097	18,634,097	—	—
Liabilities:
Guaranteed investment contracts	$405,872	405,005	—	405,005	—
Individual deferred annuities	162,216	159,648	—	159,648	—
Immediate and other annuity deposits	1,619,192	1,312,045	—	1,312,045	—
Other policyholder funds	118,053	118,053	118,053	—	—
Separate account liabilities	18,634,095	18,634,095	18,634,095	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Carrying	NAIC estimated	Fair value hierarchy level
2020	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$5,398,199	5,867,959	10,640	5,660,532	196,787
Preferred stocks	7,101	8,033	—	8,033	—
Common stocks, other than
investments in affiliates	45,414	45,414	—	43,695	1,719
Mortgage loans on real estate	970,773	1,019,181	—	—	1,019,181
Contract loans	835,945	976,803	—	—	976,803
Cash, cash equivalents and
short-term investments	648,526	648,526	647,649	877	—
Derivatives	115,488	115,488	—	115,488	—
Other invested assets	489,176	501,282	—	153,005	348,277
Securities lending reinvested
collateral assets	281,976	281,979	—	281,979	—
Other assets:
Separate account assets	18,793,793	18,793,793	18,793,793	—	—
Liabilities:
Guaranteed investment contracts	$509,350	496,834	—	496,834	—
Individual deferred annuities	580,634	571,575	—	571,575	—
Immediate and other annuity deposits	1,474,565	1,206,221	—	1,206,221	—
Other policyholder funds	133,508	133,508	133,508	—	—
Derivatives	37,282	37,282	3,866	33,416	—
Separate account liabilities	18,793,792	18,793,792	18,793,792	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments and policy reserves listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash and cash equivalents are comprised of money market funds, bank deposits, and commercial paper.

Short-term investments are considered Level 2 since they are short-term, highly liquid investments that are not traded on an active market but are both a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

Derivatives – The Company enters into long-term investments comprised of equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity and fixed indexed annuity products. The equity futures and currency futures are exchange traded derivatives, and the fair value is based on an active market quotation. The Company has classified the fair values of the exchange traded derivatives as Level 1. The equity index put options, equity index call options, equity swaps and interest rate swaptions are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Other invested assets – The Company’s other invested assets include an affiliated surplus note. The fair value of the affiliated surplus note is determined by discounting the scheduled cash flows of the note using a market rate applicable to the yield, credit quality and maturity of similar debt instruments. The Company has classified the fair value generally as Level 2 since the valuation inputs are based on market observable information.

Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

The carrying amount reported in the statutory financial statements of the Company’s investment in SUNR, an affiliated subsidiary, was $135,931 and $342,720 at December 31, 2021 and 2020, respectively. This amount is included in other invested assets, and the Company has classified the fair value as Level 3 since the valuation inputs are not based on market observable information.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

Policyholders’ dividend accumulations and other policyholder funds – The carrying amount reported in the statutory financial statements for these instruments approximates their estimated fair value. The Company has classified these amounts as Level 1 since these amounts can be converted to cash by the policyholder.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

Assets	Common Stocks	Other Invested Assets	Total Assets
December 31, 2019	$—	—	—

Net investment gains/(losses):
In earnings (realized and unrealized)	—	(1,258)	(1,258)
Unrealized in surplus	280	—	280

Purchases	1,439	2,030	3,469
Settlements	—	(572)	(572)
Transfers into Level 3	—	5,357	5,357

December 31, 2020	1,719	5,557	7,276

Net investment gains/(losses):
In earnings (realized and unrealized)	337	3,847	4,184
Unrealized in surplus	(279)	—	(279)

Purchases	—	6,891	6,891
Disposals	(1,777)	(6,145)	(7,922)

December 31, 2021	$—	10,150	10,150

Change in unrealized
gains (losses):
Still held at December 31:
2020	$—	—	—

2021	$—	—	—

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the market observability of valuation inputs that are significant to the fair value measurement.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

During the years ended December 31, 2021 and 2020, the Company transferred investments in limited partnerships totaling $0 and $5,357, respectively, into Level 3 from Level 2 as a result of lack of visibility to observe inputs to price.

Common Stock of Subsidiaries

Common stock of unconsolidated non-life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ONEQ and ONESCO. At December 31, 2021 and 2020, no non-life insurance subsidiary’s common stock exceeded 10% of the Company’s admitted assets.

Description of SCA Investment	12/31/2020 Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing (Sub 1 or Sub 2)	NAIC Response Received (Yes/No)	NAIC Valuation (Amount)	NAIC Disallowed Valuation Method (Yes/No)
ONEQ	$1,035	5/28/2021	Sub 2	Yes	1,035	No
ONESCO	7,944	5/28/2021	Sub 2	Yes	7,944	No

Common stock of unconsolidated life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ONLAC, NSLAC, SUNR and ONFH. Investments in the Company’s special purpose financial captive reinsurers are carried differently. MONT and KENW are carried at zero due to the fact that the State of Vermont has allowed the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions, then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in ONFH is valued using the look-through approach. The financial statements of ONFH are not presently audited. The Company has limited the value of its investment in ONFH to the value contained of its Latin American insurance companies, ONSV, and ONSP, which are audited annually under U.S. GAAP as defined in SSAP 97, paragraphs 8b,iii and 8b.iv. ONSV and ONSP pass the limited exception, “look-through approach”, to the audited financial statement requirement described in paragraphs 26 and 27 of SSAP 97. Statutory accounting adjustments are then made to the U.S. GAAP equity of ONSV and ONSP per paragraph 9 of SSAP 97 as promulgated by the NAIC. At December 31, 2021 and 2020, none of the Company’s unconsolidated life insurance subsidiaries’ common stock exceeded 10% of the Company’s admitted assets.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2021
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$48,037	2,023	—	50,060
All other governments	6,999	272	—	7,271
States, territories and possessions	958,268	42,476	(3,917)	996,827
Political subdivisions of states	7,043	359	—	7,402
Special revenue and assessment	121,912	6,843	—	128,755
Industrial and miscellaneous	4,737,946	261,854	(23,581)	4,976,219
Hybrid securities	3,000	207	—	3,207
Total bonds	$5,883,205	314,034	(27,498)	6,169,741

Preferred stocks	$7,101	678	—	7,779
Common stocks	$58,299	2,350	(246)	60,403

*	Represents cost for Common stocks

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2020
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$74,927	5,033	(60)	79,900
States, territories and possessions	771,358	53,372	(410)	824,320
Political subdivisions of states	7,335	614	—	7,949
Special revenue and assessment	325,044	21,616	—	346,660
Industrial and miscellaneous	4,216,535	400,558	(11,314)	4,605,779
Hybrid securities	3,000	351	—	3,351
Total bonds	$5,398,199	481,544	(11,784)	5,867,959
Preferred stocks	$7,101	932	—	8,033
Common stocks	$45,931	299	(816)	45,414

*	Represents cost for Common stocks

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $8,289 and $8,435 were on deposit with various regulatory agencies as required by law as of December 31, 2021 and 2020, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$332,899	349,113
Due after one year through five years	1,347,360	1,412,982
Due after five years through ten years	1,392,830	1,460,667
Due after ten years	2,810,116	2,946,979
Total	$5,883,205	6,169,741

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2021
Bonds:
States, territories and possessions	$204,581	(3,879)	2,962	(38)	207,543	(3,917)
Industrial and miscellaneous	1,028,205	(21,625)	67,731	(1,956)	1,095,936	(23,581)

Total bonds	1,232,786	(25,504)	70,693	(1,994)	1,303,479	(27,498)

Preferred and common stocks	2,162	(241)	3	(5)	2,165	(246)
Total	$1,234,948	(25,745)	70,696	(1,999)	1,305,644	(27,744)

2020
Bonds:
U.S. government	$4,518	(52)	1,131	(8)	5,649	(60)
States, territories and possessions	14,052	(77)	2,667	(333)	16,719	(410)
Industrial and miscellaneous	288,678	(9,662)	42,349	(1,652)	331,027	(11,314)

Total bonds	307,248	(9,791)	46,147	(1,993)	353,395	(11,784)

Preferred and common stocks	–	–	115	(816)	115	(816)
Total	$307,248	(9,791)	46,262	(2,809)	353,510	(12,600)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The tables below summarize the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than 12 months	12 months or longer	Total
2021
99.9%-80%:
States, territories and possessions	$(3,879)	(38)	(3,917)
Industrial and miscellaneous	(21,625)	(1,956)	(23,581)
Total	$(25,504)	(1,994)	(27,498)

2020
99.9%-80%:
U.S. government	$(52)	(8)	(60)
States, territories and possessions	(77)	(333)	(410)
Industrial and miscellaneous	(9,662)	(1,652)	(11,314)
Total	$(9,791)	(1,993)	(11,784)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

•	overall business climate, including litigation and government actions;

•	rating agency downgrades;

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

As of December 31, 2021, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $258,000. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $213,272 and unrealized losses of $2,407. Loan-backed and structured securities in an unrealized loss position for greater than 12 months had a fair value of $44,728 and unrealized losses of $1,264. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

The Company has concluded that securities in an unrealized loss position as of December 31, 2021 and 2020 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time.

Total unrealized losses increased from December 31, 2020 to December 31, 2021 due to the increase in interest rates during the year. Accordingly, no write-downs were deemed necessary for the securities reflected in the tables above.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Mortgage Loans

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of the commercial mortgage loan portfolio as of December 31, 2021 and 2020 were $1,058,963 and $970,773, respectively.

The minimum and maximum gross lending rates for commercial mortgage loans for the years ended December 31 were:

	2021	2020
Minimum	3.0%	3.0%
Maximum	4.3%	4.1%

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 15.5% of the total portfolio as of December 31, 2021 or 2020.

The states that exceed 10% of the total loan portfolio were as follows as of December 31:

	2021	2020
Texas	$138,671	150,068
Ohio	126,840	123,837
California	125,552	120,926

Portfolio Analysis

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
	Greater than	1.8x to	1.5x to	1.2x to	1.0x to	Less than
LTV	2.0x	2.0x	1.8x	1.5x	1.2x	1.0x	Total
2021
0% - 50%	$235,132	81,999	116,129	91,774	26,616	14,147	565,797
50% - 60%	15,340	37,674	33,767	77,010	28,911	6,967	199,669
60% - 70%	10,236	—	20,137	109,778	15,542	18,835	174,528
70% - 80%	—	—	1,525	19,343	34,373	14,517	69,758
80% and greater	—	—	—	—	22,602	26,609	49,211
Total	$260,708	119,673	171,558	297,905	128,044	81,075	1,058,963

2020
0% - 50%	$187,912	89,963	95,291	97,236	49,608	8,331	528,341
50% - 60%	26,252	11,054	47,070	42,467	26,283	—	153,126
60% - 70%	3,095	—	55,571	68,645	16,676	—	143,987
70% - 80%	—	—	—	56,158	11,959	5,461	73,578
80% and greater	—	—	5,343	33,939	25,665	6,794	71,741
Total	$217,259	101,017	203,275	298,445	130,191	20,586	970,773

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2021 and 2020.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Mortgage Loan Aging

The table below depicts the commercial mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2021	$—	—	—	—	1,058,963	1,058,963	—
2020	$—	—	—	—	970,773	970,773	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2021 or 2020. There were no mortgage loan write-downs in 2021, 2020 or 2019. The Company did not have an allowance for credit losses at December 31, 2021 or 2020.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

The Company had no mortgage loans on nonaccrual status as of December 31, 2021 or 2020.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2021, 2020 or 2019.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2021 or 2020.

No mortgages were sold to ONFS in 2021, 2020 or 2019.

The Company has a mortgage loan receivable from ONFS of $20,836 and $21,675 as of December 31, 2021 and 2020, respectively.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Securities Lending

As of December 31, 2021 and 2020, the Company received $287,838 and $281,976, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2021 and 2020. The estimated fair value of loaned securities was $282,282 and $276,706 as of December 31, 2021 and 2020, respectively.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities.”

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2021	2020	2021	2020	2021	2020
Bonds	$1	2	1,000	1,429	1,000	1,433

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2021
Bonds	$48,703	11	48,714
Common stocks	(492)	(919)	(1,411)
Derivative instruments[1]	10,470	(26,918)	(16,448)
Other	1,030	(36,404)	(35,374)
Total	59,711	(64,230)	(4,519)
Less amount credited to interest
maintenance reserve	30,196	—	30,196
Net gains (losses) before tax	29,515	(64,230)	(34,715)
Taxes on investment losses/gains	(1,537)	4,007	2,470
Admitted deferred tax asset	—	(4,007)	(4,007)
Net gains (losses) after tax	$27,978	(64,230)	(36,252)

[1]	Amount is net of funds withheld reinsurance activity

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2020
Bonds	$(6,442)	10	(6,432)
Common stocks	—	(22,140)	(22,140)
Real estate	16	—	16
Derivative instruments[1]	80,652	(24,079)	56,573
Other	(383)	1,582	1,199
Total	73,843	(44,627)	29,216
Less amount credited to interest
maintenance reserve	3,519	—	3,519
Net (losses) gains before tax	70,324	(44,627)	25,697
Taxes on investment losses/gains	2,031	6,345	8,376
Admitted deferred tax asset	—	(6,345)	(6,345)
Net (losses) gains after tax	$72,355	(44,627)	27,728

[1]	Amount is net of funds withheld reinsurance activity

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2019
Bonds[1]	$129,862	(3)	129,859
Common stocks	1,244	(29,687)	(28,443)
Derivative instruments[3]	(5,333)	36,651	31,318
Other	(202)	34,475	34,273
Total	125,571	41,436	167,007
Less amount credited to interest
maintenance reserve[2]	132,388	—	132,388
Net (losses) gains before tax	(6,817)	41,436	34,619
Taxes on investment losses/gains	1,882	(9,428)	(7,546)
Admitted deferred tax asset	—	9,428	9,428
Net (losses) gains after tax	$(4,935)	41,436	36,501

[1]	Included in this amount are impacts from the BOLI SPDA reinsurance treaty discussed in Note 13.
[2]	Included in this amount are impacts from the BOLI SPDA reinsurance treaty discussed in Note 13. $109,964 became a component of the initial deferred gain for this reinsurance treaty.
[3]	Amount is net of funds withheld reinsurance activity

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital losses on investments, as shown in the tables above, include write-downs for OTTI of $200, $7,336, and $2,810 for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021, securities with a carrying value of $20,470, which had a cumulative write-down of $8,031 due to OTTI, remained in the Company’s investment portfolio.

Included in the write-downs for OTTI are write-downs for OTTI on loan-backed and structured securities of $3, $633 and $192 for 2021, 2020 and 2019, respectively. The table below lists each security that recognized OTTI impairment in 2020 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Projected Cash Flows	Recognized OTTI in Current Period	Amortized Cost After OTTI	Fair Value	Date of Financial Statement When Reported
12668AMN2	$17	14	3	14	16	3/31/2021
Total	$17	14	3	14	16

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2021, 2020 and 2019 were $1,294,094, $736,779 and $954,114, respectively. Gross gains of $53,072, $6,238 and $139,017 and gross losses of $2,449, $5,130 and $6,218 were realized on those transactions in 2021, 2020 and 2019, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity products, such as the GMAB, GMWB, GMIB and GLWB, and in fixed indexed annuity products.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2021
Equity puts	$43,991	1,674,003	—	—
Equity index call options	36,996	1,794,559	—	—
Currency swap	1,095	9,038	—	—
Swaption	14,436	3,600,000	—	—
Total	$96,518	7,077,600	—	—

2020
Currency futures	$—	—	3,866	262,631
Equity puts	40,813	1,901,467	33,416	578,983
Equity index call options	47,729	1,777,225	—	—
Currency swap	440	9,038	—	—
Swaption	26,506	3,600,000	—	—
	$115,488	7,287,730	37,282	841,614

*	Included in derivatives
**	Included in other liabilities

Credit Risk

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments.

Because exchange traded futures are affected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. The Company manages its credit risk related to over-the-counter derivatives by only entering into transactions with creditworthy counterparties with long-standing performance records.

See Note 13 for additional details related to credit risks associated with reinsurance agreements.

For equity futures and currency futures, cash or an acceptable security is posted to the margin account whenever the Company has open derivatives positions to meet the initial margin maintenance requirement. Additional cash or securities are posted to the account if the margin balance is less than the maintenance margin requirement due to market movements. Conversely, the Company can request funds back if the Company has a margin surplus greater than the maintenance requirement.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2021		2020
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$2,910	333	10,891	1,506
Ordinary renewal	128,838	98,659	125,388	95,753
Total	$131,748	98,992	136,279	97,259

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities and variable group annuities.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $18,634,095 and $18,793,793, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2021	2020
Variable individual annuities	$18,030,200	18,132,839
Variable group annuities	558,936	622,728
Variable immediate annuities	44,959	38,226
Total	$18,634,095	18,793,793

At December 31, 2021 and 2020, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2021 and 2020, the general account of the Company had a maximum guarantee for separate account liabilities of $939 and $1,333, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2021	$216,358
2020	223,002
2019	230,543
2018	248,184
2017	244,227

As of December 31, 2021, 2020 and 2019, the general account of the Company had paid $120,309, $115,542 and $102,471, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2021	2020	2019
Premiums, considerations or deposits at year end	$108,138	147,147	155,907

	2021	2020
Reserves at year end for accounts with assets at:
Market value	$18,411,819	18,505,534
Amortized cost	155,606	178,264
Total reserves	$18,567,425	18,683,798
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and
with current surrender charge of 5% or more	—	—
At market value	18,522,077	18,645,088
At book value without market value adjustment and
with current surrender charge of less than 5%	—	—
Subtotal	18,522,077	18,645,088
Not subject to discretionary withdrawal	45,348	38,710
Total reserves	$18,567,425	18,683,798

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2021	2020	2019
Transfers as reported in the summary of operations
of the Separate Accounts Statement:
Transfers to separate accounts	$108,675	147,530	155,883
Transfers from separate accounts	2,577,947	2,265,624	3,183,815
Net transfers from separate accounts before
reconciling adjustments	(2,469,272)	(2,118,094)	(3,027,932)
Reconciling adjustments:
Processing income	(536)	(382)	24
Other net	—	—	—
Net transfers from separate accounts	$(2,469,808)	(2,118,476)	(3,027,908)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life policies and contracts, accident and health (disability) policies, and annuity and other deposit funds including riders.

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs and GMWBs. The Company also issued fixed indexed annuity contracts with an enhanced GLWB rider.

Variable Annuity Riders

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. This means that the contract value could be significantly less than the guaranteed income base, but it might not provide any benefit to the policyholder or any cost to the Company. In addition, some policyholders may not be willing to give up access to their contract value that occurs with annuitization under the rider. Effective May 1, 2010, the Company discontinued offering the GMIB rider.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company's GMIB and GMDB riders issued prior to April 1, 2008 are reinsured with a non-affiliated reinsurer up to a certain level of coverage. The Company has reinsurance agreements in place with an affiliate for reinsurance coverage on the amounts in excess of the underlying non-affiliated reinsurance which has a $135 million deductible that must be covered by the Company before coverage is provided by the affiliate. The Company established a voluntary reserve using the AG43 stochastic computation ("CTE98") for this deductible portion.

The voluntary reserve is the difference between the stochastic CTE98 reserve for the deductible less the implicit reserve for the deductible in the reported reserve prior to adding the CTE98 reserve for the deductible. As of December 31, 2018, the implicit reserve for the deductible was $0 using the standard scenario reserve prior to increasing the deductible reserve to $99,150 using CTE98. The voluntary reserve was initially set up at December 31, 2011 with a balance of $93,158, which was recorded as a direct reduction to unassigned surplus. Effective April 1, 2019, the Company has reinsured all amounts in excess of the non-affiliated reinsurance to an affiliate, SUNR; therefore, this voluntary reserve has been released.

GLWB Riders

The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2013 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll-up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

The GLWB may also contain a step-up feature which preserves potential market gain by ratcheting up to the contract value, if higher, on each anniversary. If the contract has both a roll-up and step-up feature, the GLWB base will be the greater of 1) the GLWB base on the previous anniversary plus any additional purchase payments; 2) the step-up base; or 3) the roll-up base.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

The initial GLWB riders (issued May 1, 2010 through December 31, 2010) had a built-in death benefit. This death benefit is reduced dollar for dollar for withdrawals. It differs from most of the other death benefits that decline pro rata for withdrawals. Thus, when the contract value is less than the death benefit, withdrawals will reduce the death benefit under the GLWB rider by a smaller amount than the reduction for other death benefits.

The Company also offers single life and joint life versions of the GLWB rider. Under the joint life version, if the annuitant dies after the owner has started taking withdrawals, the surviving spouse may elect a spousal continuation under the rider and continue to receive the same payment. Under the single life version, the guaranteed amount that may be withdrawn could decline either because 1) the contract value is less than the GLWB base, and under the single life GLWB rider the contract value then becomes the new GLWB base and/or 2) the surviving spouse is in a different age band.

The GLWB riders issued beginning January 1, 2011, are offered by the Company in both single-life and joint-life versions. In conjunction with the second generation GLWB riders, the Company also began selling new death benefit riders in both single life and joint life versions.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2021
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$130	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$1,069	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$16	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$3,158	—	—	—

Total
Net amount at risk [1]	$4,373	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

	2020
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$115	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$1,518	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$22	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$3,522	—	—	—

Total
Net amount at risk [1]	$5,177	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models, and/or have other investment restrictions. Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2021, 2020 or 2019.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2021	2020
Mutual funds:
Bond	$4,488,513	5,023,892
Equity	12,556,644	12,537,342
Money market	985,063	571,538
Total	$18,030,220	18,132,772

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Fixed Indexed Annuity Riders

GLWB Riders

Certain fixed indexed annuity contracts include a GLWB rider. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. There are two versions of GLWB rider offered: a single life GLWB with the annuitant as the covered person, and a joint life GLWB with the annuitant and the annuitant’s spouse as the covered persons.

The rider provides for a guaranteed payment of the maximum allowable withdrawal (MAW) each index year during the lifetime withdrawal period. Such guaranteed withdrawals may start any time after the annuitant/youngest covered spouse reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant/youngest covered spouse attains a higher age band before the guarantee is elected.

At the policy’s initial sweep date, the GLWB base is set at the amount of the purchase payments. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base. On each anniversary of the initial sweep date, except under excess withdrawal, the step-up GLWB base is equal to the greater of the GLWB base on the prior day, and the then current contract value, after deducting any applicable charges for the contract and credited interest. The annual credit base is the GLWB base just prior to the index year processing, plus the annual credit calculation base just prior to index processing, multiplied by an index or bonus credit rate. Upon a step-up, the annual credit calculation base will reset to the contract value at the time of step-up.

For the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018, in the state of California, the Company offered an exchange program, which provided certain variable annuity policyholders with a GMIB rider the opportunity to exchange the policy and associated rider for a fixed indexed annuity policy with an enhanced GLWB rider. The notable difference of the enhanced GLWB rider is the calculation of the initial GLWB benefit base. At the policy’s initial sweep date, the GLWB base is set to equal the contract value on the sweep date multiplied by the GLWB enhancement percentage, which is set based on the ratio of GMIB benefit base to account value at the time of exchange. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base.

The total account value, net of reinsurance, of the fixed indexed annuities was over $625,000 and $575,000 as of December 31, 2021 and 2020, respectively. The account value, net of reinsurance, specific to the GLWB riders was over $70,000 as of December 31, 2021 and 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2021:

Individual Annuities	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,169,049	—	1,169,049	5.0%
At book value less surrender charge	4,617	—	4,617	0.0%
At fair value*	—	17,963,134	17,963,134	77.3%
Total with adjustment or at market value	1,173,666	17,963,134	19,136,800	82.3%
At book value without adjustment	1,406,384	—	1,406,384	6.0%
Not subject to discretionary withdrawal	2,708,566	13,801	2,722,367	11.7%
Total, gross	5,288,616	17,976,935	23,265,551	100.0%
Reinsurance ceded	3,837,888	—	3,837,888
Total, net	$1,450,728	17,976,935	19,427,663

Amount at book value less surrender charge that
will move to at book value without adjustment
in the year after the statement date	$2,484	—	2,484

*	Includes $17,963,134 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$80,583	—	80,583	10.3%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	558,936	558,936	71.1%
Total with adjustment or at market value	80,583	558,936	639,519	81.4%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	114,974	31,554	146,528	18.6%
Total, gross	195,557	590,490	786,047	100.0%
Reinsurance ceded	—	—	—
Total, net	$195,557	590,490	786,047

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$55,872	—	55,872	9.7%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	55,872	—	55,872	9.7%
At book value without adjustment	33,061	—	33,061	5.8%
Not subject to discretionary withdrawal	485,122	—	485,122	84.5%
Total, gross	574,055	—	574,055	100.0%
Reinsurance ceded	—	—	—
Total, net	$574,055	—	574,055

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2021:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,641,389
Supplementary contracts with life contingencies, net	4,897
Deposit-type contracts	574,055
Subtotal	2,220,341
Separate Accounts Annual Statement:
Annuities, net	18,567,425
Total annuity reserves and deposit liabilities, net	$20,787,766

As of December 31, 2021, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender
values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	915,397	915,397	917,908	—	—	—
Universal life with secondary guarantees	—	—	511	—	—	—
Indexed universal life with secondary
guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	4,302,511	4,302,511	4,961,628
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	10,133	—	—	—
Not subject to discretionary withdrawal or no
cash values
Term policies without cash value	XXX	XXX	13,127	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	28,904	XXX	XXX	—
Disability - disabled lives	XXX	XXX	15,108	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	146	XXX	XXX	—
Total, gross	5,217,908	5,217,908	5,947,465	—	—	—
Reinsurance ceded	771,661	771,661	955,717	—	—	—
Total, net	$4,446,247	4,446,247	4,991,748	—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2021:

Life, accident and health Annual Statement:
Life insurance, net	$4,991,749
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$4,991,749

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2020:

Individual Annuities	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,149,464	—	1,149,464	4.8%
At book value less surrender charge	8,403	—	8,403	0.0%
At fair value*	—	18,022,674	18,022,674	75.3%
Total with adjustment or at market value	1,157,867	18,022,674	19,180,541	80.1%
At book value without adjustment	1,525,756	—	1,525,756	6.4%
Not subject to discretionary withdrawal	3,211,395	8,556	3,219,951	13.5%
Total, gross	5,895,018	18,031,230	23,926,248	100.0%
Reinsurance ceded	4,145,322	—	4,145,322
Total, net	$1,749,696	18,031,230	19,780,926

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$5,772	—	5,772

*	Includes $18,022,674 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$62,853	—	62,853	7.7%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	622,729	622,729	76.6%
Total with adjustment or at market value	62,853	622,729	685,582	84.3%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	97,668	29,839	127,507	15.7%
Total, gross	160,521	652,568	813,089	100.0%
Reinsurance ceded	—	—	—
Total, net	$160,521	652,568	813,089

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$114,350	—	114,350	16.6%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	114,350	—	114,350	16.6%
At book value without adjustment	35,609	—	35,609	5.1%
Not subject to discretionary withdrawal	539,981	—	539,981	78.3%
Total, gross	689,940	—	689,940	100.0%
Reinsurance ceded	—	—	—
Total, net	$689,940	—	689,940

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2020:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,904,925
Supplementary contracts with life contingencies, net	5,292
Deposit-type contracts	689,940
Subtotal	2,600,157
Separate Accounts Annual Statement:
Annuities, net	18,683,798
Total annuity reserves and deposit liabilities, net	$21,283,955

As of December 31, 2020, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender
values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	908,090	908,090	910,551	—	—	—
Universal life with secondary guarantees	—	—	565	—	—	—
Indexed universal life with secondary
guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	3,875,608	3,875,608	4,515,496	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	12,244	—	—	—
Not subject to discretionary withdrawal or no
cash values
Term policies without cash value	XXX	XXX	11,564	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	27,714	XXX	XXX	—
Disability - disabled lives	XXX	XXX	11,781	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	1,562	XXX	XXX	—
Total, gross	4,783,698	4,783,698	5,491,477	—	—	—
Reinsurance ceded	765,612	765,612	962,808	—	—	—
Total, net	$4,018,086	4,018,086	4,528,669	—	—	—

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2020:

Life, accident and health Annual Statement:
Life insurance, net	$4,528,669
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$4,528,669

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2021	2020	2019
Claim reserves, beginning of year	$8,367	8,985	10,472
Less reinsurance recoverables	(970)	(3,296)	(899)
Net claim reserves, beginning of year	7,397	5,689	9,573
Claims paid related to:
Current year	(45)	17	26
Prior years	(1,400)	1,807	(3,139)
Total claims paid	(1,445)	1,824	(3,113)
Incurred related to:
Current year’s incurred	1,037	691	445
Current year’s interest	24	13	9
Prior years' incurred	190	(1,165)	(1,629)
Prior years' interest	394	345	404
Total incurred	1,645	(116)	(771)
Net claim reserves, end of year	7,597	7,397	5,689
Plus reinsurance recoverables	1,137	970	3,296
Claims reserves, end of year	$8,734	8,367	8,985

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties, affiliates and subsidiaries. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company reinsures a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also reinsures risk associated with their disability and health insurance policies. Ceded premiums approximated 46.0%, 46.5% and 42.8% of gross earned life and accident and health premiums during 2021, 2020 and 2019, respectively.

For the Company’s individual variable annuity products, the Company reinsures the various living and death benefit riders, including GMDB, GMIB, and GLWB. Effective October 1, 2021, the Company recaptured all reinsured GLWB benefit riders from external reinsurers. As a result of this recapture, the Company received a recapture fee of $87,500, which is included in premiums and other considerations: life and annuity in the Statutory Statements of Operations.

For the Company’s fixed annuity products, the Company has coinsurance agreements in place to reinsure fixed annuity products sold between 2001 and 2006. Ceded amounts under these coinsurance agreements range from one-third to two-thirds of the business produced. The ceded reserves attributable to external fixed annuity coinsurance agreements were $68,155 and $181,278 as of December 31, 2021 and 2020, respectively.

Effective July 1, 2019, the Company entered into a reinsurance agreement to coinsure 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of the transaction, bonds carried at the amount of $1,554,453 were transferred to the reinsurer, resulting in a pre-tax realized gain of $126,291 for the year ended December 31, 2019. This transaction resulted in IMR of $109,964 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $52,844, which was recorded in surplus at the contract’s inception. Effective October 1, 2021, the contract was amended to include SPDA contracts reinsured under an older reinsurance agreement. All activity prior to the amendment were accounted for under the old terms, and activity from amendment date forward will be governed under the 2019 treaty. No others changes or consideration were involved.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2021 and 2020, a non-affiliated reinsurer held assets in trust with an estimated fair value of $386,287 and $751,651, respectively, and a letter of credit of $702,976 and $702,976, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Affiliate Reinsurance

As it relates to reinsurance among affiliates, to mitigate the volatility of its statutory surplus, the Company cedes variable annuity-related risks, living and death benefits to SUNR for the GMAB, GMIB, GMDB, and GLWB riders, and from SUNR to SYRE for certain GMIB and GMDB riders. Effective July 1, 2021 certain variable annuity base contracts associated with the riders above were reinsured to SUNR and from SUNR to SYRE. Additionally, to consolidate the management of such living benefit risks, the Company assumes GMAB, GMIB, GMDB, and GLWB riders issued by NSLAC, which are correspondingly retroceded to SYRE. Certain base variable annuity contracts are retained by the Company, however the excess death benefit rider risk on the base contract is ceded to SUNR. Effective January 2018, ONLIC cedes 100% of the exchange program fixed indexed annuities and associated GLWB riders to SYRE. The Company assumes BOLI policies issued by ONLAC, but ceased reinsuring new policies in October 2016.

As noted above, the Company cedes to SYRE variable annuity-related risks, living and death benefits consisting of GMAB, GMIB, GMDB and GLWB riders assumed from NSLAC and fixed indexed annuity exchange policies and associated GLWB riders. The associated base variable annuity contracts are retained by the Company. SYRE applies a permitted practice prescribed by CIMA that allows SYRE to carry the assumed reserves of $497,427 under the reinsurance arrangement utilizing a reserve methodology that is approved by CIMA. The approved reserve methodology is based upon U.S. GAAP. For all GMAB riders and some GLWB riders with net settlement provisions, the reserves are calculated using the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging. Topic 815 is a fair value or mark-to-market calculation required if the liability is deemed to be an embedded derivative. For all GMIB and GMDB riders, and the remaining GLWB riders without net settlement provisions, the reserves are calculated in accordance with FASB ASC Topic 944, Financial Services - Insurance. Topic 944 provides guidance for calculating reserves for contracts that provide additional benefits in excess of the account values and is similar to other GAAP reserve accounting methodologies. Topic 944 is a stochastic method that determines the percentage of the future rider charges required to fund the projected benefits. This percentage is recalculated at each valuation period. Under both of these GAAP calculations, the reserve calculation is measuring the reserve liability associated with the rider cash flows.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following table is a summary of the reserves by product, rider type and valuation standard as of December 31:

	2021	2020
FASB ASC Topic 944:
GMIB	$4,255	3,806
GMDB	11	12
GLWB	34,833	25,623
GMIB payout	123	—
Subtotal	39,222	29,441
FASB ASC Topic 815:
GMAB embedded derivatives	435	519
Fixed indexed annuities	457,770	471,989
Subtotal	458,205	472,508
Total reserves	$497,427	501,949

As of December 31, 2021, the Company recorded a reserve credit of $2,116,099 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. As of December 31, 2020, the Company recorded a reserve credit of $2,073,575 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. ONFS secured letters of credit totaling $100,000 for SYRE, with ONLIC as the beneficiary in order to recognize the reserve credit. The Company also established funds withheld accounts for the benefit of SYRE that have a total carrying value of $476,248 and are recorded in reinsurance funds withheld due to affiliate, net and other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and assets held in trust of $35,679 as of December 31, 2021.

MONT, KENW and CMGO retrocede certain term life policies through yearly renewable term agreements to the Company on a quota share basis, which the Company then cedes to external reinsurers based on certain retention levels.

The Company assumes GMIB, GMAB, and GMWB riders issued by NSLAC. As of 2015, the Company no longer assumes new business from NSLAC. As the Company was neither authorized nor accredited as a reinsurer in the State of New York, a reinsurance trust was created and funded by the Company. As of December 31, 2021 and 2020, assets held in trust for the benefit of NSLAC are $137,882 and $135,641, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to reinsurance agreements with affiliates in which the Company is the assuming party, are as follows for the years ended as of December 31:

	2021	2020	2019
Statements of Operations:
Premiums assumed	$111,992	109,617	105,476
Benefits incurred	100,350	93,829	100,154
Commission and expense allowance	4,445	4,440	4,441

	2021	2020
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$972,192	973,770
Policy and contract claims payable	25,228	17,500

Variable Annuity Reinsurance Agreements with SYRE and SUNR

The details of the Company’s annuity rider reinsurance agreements with SYRE and SUNR are detailed below. Effective July 1, 2021 a treaty amendment was executed with SUNR to reinsure certain base contracts associated with the riders already reinsured with SUNR.

GMIB and GMDB Riders Written After April 1, 2008

In December 2008, the Company entered into a reinsurance agreement with SYRE to reinsure Annual Reset Death Benefit Riders (“ARDBR”) and GMIB riders associated with variable annuity products written between April, 2008 and August, 2012. The treaty was amended to include new products issued beginning April 1, 2009. Under the agreement for contracts issued between April 1, 2008 and March 31, 2009, the Company retained the first 15% and reinsured to SYRE on an excess of loss basis the remaining 85% of the risk under its GMIB rider and the related ARDBR rider. For the above contracts, the Company reinsured to SYRE 100% of the risk for all riders listed above up to $5 million per annuitant. Furthermore, SYRE was to pay a single adjusted GMIB claim amount when a GMIB policy annuitized.

Effective July 31, 2010, a treaty addendum was executed which effectively resulted in the extinguishment of the treaty above and the establishment of a new treaty. The new treaty resulted in the removal of the adjusted GMIB claim calculation that contains the one-time net settlement payment and in its place, a GMIB claim amount that covers the monthly GMIB benefit during the annuity payout. SYRE now accepts 100% of the risk for all GMIB and ARDBR riders up to $5 million per annuitant.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

GMIB and GMDB Riders Written Prior to April 1, 2008

Effective November 30, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the claims in excess of limits established in a non-affiliated reinsurance agreement (“cap coverage”) related to the GMIB riders associated with variable annuity products written on or after April 1, 2002 through March 31, 2008. Under the agreement, the cap coverage will have a deductible of $100,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was October 31, 2011.

Effective December 31, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the cap coverage related to the GMDB riders associated with variable annuity products written on or after July 1, 2005 but prior to April 1, 2008. Under the agreement, the cap coverage will have a deductible of $35,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was November 30, 2011.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued cap coverage previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GLWB Riders

Effective May 1, 2010, the Company replaced its GMIB rider with a GLWB rider (see Note 10) in connection with its variable annuity products for all new business written from this date. The Company reinsures 100% of all GLWB riders with SYRE.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GMIB, GMDB, and GLWB Riders

During December 2011, amendments were made to the SYRE reinsurance treaties for pre April 1, 2008 GMIB riders, post April 1, 2008 GMIB riders, GLWB riders and pre April 1, 2008 GMDB riders. The amendments provided SYRE with the option to convert the reinsurance treaties into a funds withheld (“FWH”) arrangement in which the Company would engage in a hedging program under SYRE’s direction and for the benefit of SYRE. The hedging performed by the Company for SYRE’s benefit would be done in segregated FWH accounts. At the end of each quarter, SYRE will reimburse the Company for any hedging losses and expenses for operating the hedging program and SYRE will receive credit for any gains realized under the hedging program. The FWH amendments also state the responsibilities of the Company and SYRE as it relates to the margin requirements on the open derivative positions held in the FWH accounts. SYRE is responsible for reimbursing the Company for any cash held in a margin account related to a derivative program operated for the benefit of SYRE. The derivatives held by the Company for the benefit of SYRE in each segregated FWH account, as well as the cash held in a margin account related to the derivative program are considered the amounts withheld and are recorded as separate funds withheld liability (or asset if the derivative positions decrease) in other liabilities (assets) on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The change in the value of the FWH related to the derivative positions were recorded within derivative instruments in the Statutory Statements of Operations. As of December 31, 2011, the FWH option was elected by SYRE for the post April 1, 2008 GMIB riders and GLWB riders reinsurance treaties. As part of the initial FWH election, open derivative futures were sold from SYRE to the Company using the December 29, 2011 closing value of these positions of $16,095.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business. These simultaneous transactions settled the remaining balances from the original SYRE treaty and amendments. The treaty between the Company and SUNR continues to contain a FWH arrangement.

GLWB Riders

Effective May 1, 2013, the Company began selling a new 2013 Interest Sensitive GLWB rider (IS GLWB). An amendment was made to the SYRE GLWB reinsurance agreement to add these riders to the coverage. The Company cedes 30% of the benefit for this rider to SYRE for policies issued before January 1, 2018.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE.

Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure 30% of the benefit for policies issued before January 1, 2018 and 100% of the benefit for policies issued on or after January 1, 2018.

Effective October 1, 2021, a treaty amendment was executed to cede to SUNR the remaining 70% of the benefits for policies issued before January 1, 2018 that were previously ceded to an external third party reinsurer. The recapture of GLWB benefit riders from external reinsurers is discussed above.

GMDB Riders

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all death benefit riders associated with variable annuity products, issued on or after January 1, 2001 that were not previously mentioned above. This excludes the Gain Enhancement Benefit (GEB and GEB Plus) riders.

GMAB/GPP Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all Guaranteed Principal Protection Riders (GPP) associated with variable annuity products.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SUNR were as follows for the years ended December 31:

	2021	2020	2019
Statements of Operations:
Premiums and other considerations:
Life and annuity	$556,911	148,236	873,589
Modco - Premiums ceded	17,847,442	—	—
Modco - Ceded transfers	21,781	—	—
Modco - Reserve adjustment	(17,847,442)	—	—
M&E fees ceded	116,334	—	—
Commission and expense allowance	(57,655)	—	—
Death and other benefits
Annuity benefits	91,753	54,151	32,416
Modco - Benefits	974,011	—	—
Modco - Ceded transfers	(952,230)	—	—

	2021	2020
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$73,989	1,410
Receivable from affiliate	—	142
Reserves for future policy benefits	1,540,012	1,479,788
Other liabilities:
Premiums payable	44,720	12,205
Reinsurance payable	105,418	—
FWH under reinsurance:
Margin account	51,713	19,821
Unrealized losses derivative instrument	—	(3,866)
Capital and surplus:
Unassigned surplus:
Unrealized losses derivative instrument	71,848	98,026

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SYRE were as follows for the years ended December 31:

	2021	2020	2019
Statements of Operations:
Premiums and other considerations	$2,620	2,613	(423,054)
Death and other benefits	37	83	2,294

	2021	2020
Statements of Admitted Assets, Liabilities,
and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$2	1
Reserves for future policy benefits	18,969	28,013
Other liabilities:
Premiums payable	219	219

Fixed Indexed Annuity Reinsurance Agreements with SYRE

Effective January 2018, the Company entered into a 100% coinsurance funds withheld reinsurance agreement with SYRE to reinsure the exchange program fixed indexed annuities and associated GLWB riders offered to certain policyholders of variable annuities with the GMIB rider. This exchange program was available for the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018 in the state of California.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded fixed indexed annuity business to SYRE were as follows for the year ended December 31:

	2021	2020	2019
Statements of Operations:
Premiums and other considerations
Annuity Fees	$5,762	5,630	5,488
Commissions and expense allowances	(1,879)	—	—
Death and other benefits	35,026	2,778	2,223

	2021	2020
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$557,119	565,774
Other liabilities:
Reinsurance payable	5,650	—
FWH under reinsurance:
Assets Payable to Affiliate	476,248	481,935
Capital and surplus:
Unassigned surplus:
Unrealized (gains) losses derivative instrument	(4,260)	(11,299)

(14)	Bank Line of Credit

In April 2016, ONFS obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, ONFS increased this credit facility by $50,000 to $575,000. In March 2018, ONFS increased this credit facility by $325,000 to $900,000. The credit facility now matures in March 2023. During 2021, this facility was closed.

ONFS utilized $110,000 of this facility as of December 31, 2020, to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles. This facility was closed during 2021.

On March 30, 2020, ONFS entered into a $200,000, 364-day letter of credit facility with a group of banks in order to finance and support the reserve requirements of the Company, SYRE and SUNR. The Company and SUNR are the only beneficiaries of the related letters of credit. In June 2020, ONFS increased this facility by $100,000 to $300,000. This facility was not utilized by, or for the benefit of, the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

On December 31, 2019, ONFS entered into a $50,000, 364-day letter of credit facility with two banks in order to finance and to support the reserve requirements of SYRE, ONLIC and SUNR. ONLIC and SUNR are the only beneficiaries of the related letters of credit. On December 28, 2020, this facility was renewed for ninety days and matures on March 29, 2021. This facility was not utilized by or for the benefit of the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

On May 7, 2021, ONFS entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes and will mature in May 2026. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000.

ONFS utilized $100,000 of this facility as of December 31, 2021 to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles.

There was no interest or fees paid by the Company on these lines of credit in 2021, 2020 or 2019.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Gross deferred tax assets	$194,098	714	194,812
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	194,098	714	194,812
Nonadmitted deferred tax assets	(22,478)	—	(22,478)
Admitted deferred tax assets	171,620	714	172,334
Deferred tax liabilities	(49,806)	(2,553)	(52,359)

Admitted deferred tax assets, net	$121,814	(1,839)	119,975

2020
Gross deferred tax assets	$232,804	2,405	235,209
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	232,804	2,405	235,209
Nonadmitted deferred tax assets	(79,002)	(2,405)	(81,407)
Admitted deferred tax assets	153,802	—	153,802
Deferred tax liabilities	(42,256)	—	(42,256)

Admitted deferred tax assets, net	$111,546	—	111,546

Change
Gross deferred tax assets	$(38,706)	(1,691)	(40,397)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(38,706)	(1,691)	(40,397)
Nonadmitted deferred tax assets	56,524	2,405	58,929
Admitted deferred tax assets	17,818	714	18,532
Deferred tax liabilities	(7,550)	(2,553)	(10,103)

Admitted deferred tax assets, net	$10,268	(1,839)	8,429

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	119,975
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	200,296
Lesser of (1) or (2)	119,975	—	119,975
Deferred tax liabilities	49,806	2,553	52,359
Admitted deferred tax assets	$169,781	2,553	172,334

2020
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	11,546
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	145,010
Lesser of (1) or (2)	111,546	—	111,546
Deferred tax liabilities	42,256	—	42,256
Admitted deferred tax assets	$153,802	—	153,802

Change
Federal income taxes paid in prior years recoverable through loss
carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized
following the balance sheet date	N/A	N/A	108,429
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	55,286
Lesser of (1) or (2)	8,429	—	8,429
Deferred tax liabilities	7,550	2,553	10,103
Admitted deferred tax assets	$15,979	2,553	18,532

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2021	2020	Change

Ratio percentage used to determine the recovery period
and threshold limitation amount in above adjusted
gross deferred tax assets	1,156.52%	792.17%	364.35%

Amount of adjusted capital and surplus used to
determine the recovery period threshold limitation
amount in above adjusted gross deferred tax assets	$1,353,153	1,092,306	260,847

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2021
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	25.70%	0.00%	25.70%

2020
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	1.02%	1.02%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	0.00%	0.00%	0.00%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	(1.02)%	(1.02)%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	25.70%	0.00%	25.70%

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2021	2020	2019
Current year federal tax (benefit) expense - ordinary income	$(55,188)	34,224	(88,213)
Current year foreign tax (benefit) expense - ordinary income	—	—	—
Subtotal	(55,188)	34,224	(88,213)

Current year tax expense - net realized capital gains	7,879	(1,292)	25,920

Utilization of capital loss carry forwards	—	—	—

Other	—	—	—
Federal and foreign income taxes incurred	$(47,309)	32,932	(62,293)

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2021	2020	2019	Change from 2020	Change from 2019
Ordinary:
Policyholder reserves	$85,101	66,917	69,151	18,184	(2,234)
Investments	2,148	168	3,611	1,980	(3,443)
Deferred acquisition costs	66,905	63,162	59,240	3,743	3,922
Policyholder dividends accrued	10,068	21,384	23,071	(11,316)	(1,687)
Compensation and benefit accruals	11,360	16,653	16,223	(5,293)	430
Tax credit carry-forward	2,324	45,963	38,815	(43,639)	7,148
Section 807(f) reserves	8,835	10,437	8,393	(1,602)	2,044
Net operating loss carryforward	—	—	—	—	—
Nonadmitted asset	3,091	4,216	4,674	(1,125)	(458)
Other	4,266	3,904	3,673	362	231
Ordinary deferred tax assets	194,098	232,804	226,851	(38,706)	5,953

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted ordinary deferred tax assets	(22,478)	(79,002)	(54,528)	56,524	(24,474)
Admitted ordinary deferred tax assets	171,620	153,802	172,323	17,818	(18,521)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Deferred tax assets (continued):	2021	2020	2019	Change from 2020	Change from 2019
Capital:
Investments	714	2,405	3,386	(1,691)	(981)
Net capital loss carryforward	—	—	—	—	—
Capital deferred tax assets	714	2,405	3,386	(1,691)	(981)

Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	—	(2,405)	(100)	2,405	(2,305)
Admitted capital deferred tax assets	714	—	3,286	714	(3,286)
Admitted deferred tax assets	172,334	153,802	175,609	18,532	(21,807)

Deferred tax liabilities:
Ordinary:
Investments	3,481	330	9,662	3,151	(9,332)
Section 807(f) reserves	12,780	6,474	7,322	6,306	(848)
Deferred and uncollected premium	20,762	20,401	18,930	361	1,471
Policyholder reserves - tax reform transition	11,943	14,929	17,915	(2,986)	(2,986)
Other	840	122	684	718	(562)
Ordinary deferred tax liabilities	49,806	42,256	54,513	7,550	(12,257)

Capital:
Investments	2,553	—	—	2,553	—
Subtotal	2,553	—	—	2,553	—
Deferred tax liabilities	52,359	42,256	54,513	10,103	(12,257)
Admitted deferred tax assets, net	$119,975	111,546	121,096	8,429	(9,550)

There was no statutory valuation allowance adjustment to gross deferred tax assets or net change in the total valuation allowance adjustments as of, and for the periods ended, December 31, 2021 and 2020.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The change in the net deferred income taxes of December 31 is comprised of the following:

	2021	2020	2019	Change from 2020	Change from 2019
Total deferred tax assets	$194,812	235,209	230,237	(40,397)	4,972
Total deferred tax liabilities	(52,359)	(42,256)	(54,513)	(10,103)	12,257
Net deferred tax assets	142,453	192,953	175,724	(50,500)	17,229
Statutory valuation allowance adjustment	—	—	—	—	—
Net deferred tax assets	142,453	192,953	175,724	(50,500)	17,229
Tax effect of unrealized losses	(484)	3,758	10,102	(4,242)	(6,344)
Statutory valuation allowance adjustment
allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$141,969	196,711	185,826	(54,742)	10,885

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2021	2020	2019
Income before taxes	$76,746	34,832	(36,217)
Dividends received deduction	(12,718)	(6,263)	(6,165)
Interest maintenance reserve	4,638	37	3,972
Change in equity of subsidiaries	(61,410)	(3,980)	(23,678)
Prior period adjustments	4,089	—	—
Change in non-admitted deferred tax assets	1,529	422	391
Voluntary reserve	—	—	20,489
Transfer pricing	(4,903)	(2,428)	(7,048)
Tax credits	(3,878)	(5,232)	(4,968)
Reinsurance surplus adjustment	(3,155)	(4,813)	8,260
Statutory Reserve Adjustment	872	13,241	—
Other	5,623	(3,769)	(507)
Total statutory taxes	$7,433	22,047	(45,471)

Provision for federal income taxes	$(55,188)	34,224	(88,213)
Tax on capital gains	7,879	(1,292)	25,920
Change in net deferred income tax	54,742	(10,885)	16,822
Total statutory taxes	$7,433	22,047	(45,471)

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Total federal income taxes received (including tax on capital gains) were $49,092 and $101,075 during the years ended December 31, 2021 and 2019, respectively, while total federal income taxes paid (including tax on capital gains) was $44,77 during the year ended December 31, 2020.

As of December 31, 2021 and 2020, there are no net operating losses or capital loss carryforwards available for tax purposes. As of December 31, 2021 and 2020, the Company has no capital loss carryforwards or valuation allowances recorded. As of December 31, 2021, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2021, the Company has tax credit carryforwards of $2,324 expiring in 2030. As of December 31, 2020, the Company has $118 of uncertain tax positions related to the SA DRD company share percentage(s) for tax return year 2017. As of December 31, 2020, the Company has tax credit carryforwards of $45,963 expiring in years 2023 - 2036.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ONLAC, NSLAC, KENW, MONT, SYRE, CMGO and SUNR and then with its common parent, ONMH.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2018, 2019 and 2020 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Pensions and Other Post-Retirement Benefit Plans

(a)	Home Office Pension Plan

The Company sponsors a funded qualified defined benefit pension plan covering all home office employees hired prior to January 1, 1998. This plan was amended effective December 31, 2019 to freeze the accrual of future benefits. This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company. Retirement benefits are based on years of service and the highest average earnings in five of the last ten years.

The measurement dates were December 31, 2021 and 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(b)	Home Office Post-Retirement Benefit Plan

The Company currently offers eligible retirees the opportunity to participate in a post-retirement health and group life plan. This plan was amended effective July 1, 2013, to provide participants younger than age 65 a fixed portion of the health insurance contract premium and for participants age 65 and older, a fixed dollar amount which the participant must use to independently purchase their own insurance. Previously, this plan provided all participants a fixed portion of the health insurance contract premium. The portion the Company pays is periodically increased and is a function of participant service. Only home office employees hired prior to January 1, 1998 may become eligible for these benefits provided that the employee meets the retirement age and years of service requirements.

This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2021 and 2020.

(c)	General Agents’ Pension Plan

The Company sponsors an unfunded, nonqualified defined benefit pension plan covering its general agents hired prior to January 1, 2005. This plan provides benefits based on years of service and average compensation during the final five and ten years of service.

The measurement dates were December 31, 2021 and 2020.

(d)	Agents’ Post-Retirement Benefits Plan

The Company sponsors a post-retirement health and group life plan. Only agents with contracts effective prior to January 1, 1998 who meet the retirement age and service requirements are eligible for these benefits. The health and group life plan is contributory, with retirees contributing approximately 50% of premium for coverage. As with all plan participants, the Company reserves the right to change the retiree premium contribution at renewal.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2021 and 2020.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(e)	Obligations and Funded Status

Information regarding the funded status of the pension plans as a whole and other benefit plans as a whole as of December 31 is as follows:

	Pension benefits		Other benefits
	2021	2020	2021	2020
Change in projected
benefit obligation:
Projected benefit obligation
at beginning of year	$98,151	87,733	10,884	7,558
Service cost	676	659	47	37
Interest cost	2,559	3,009	234	263
Actuarial (gain) loss	(6,573)	13,101	(1,302)	3,803
Benefits paid *	(22,027)	(605)	(788)	(777)
Settlement/curtailment	1,119	(5,746)	—	—
Projected benefit obligation
at end of year	$73,905	98,151	9,075	10,884

*	Benefits paid include amounts paid from both funded and unfunded benefit plans.

	Pension benefits		Other benefits
	2021	2020	2021	2020
Change in plan assets:
Fair value of plan assets at
beginning of year	$70,928	56,609	—	—
Plan sponsor contribution	—	10,000	—	—
Actual return on plan assets	10,021	10,065	—	—
Benefits and expenses paid	(4,899)	(5,746)	—	—
Fair value of plan assets at
end of year	$76,050	70,928	—	—

Funded status	$2,145	(27,223)	(9,075)	(10,885)
Unrecognized net actuarial
loss (gain)	12,381	30,997	4,172	6,118
Unrecognized prior service cost	—	—	(244)	(293)
Net prepaid (accrued) amount
recognized	$14,526	3,774	(5,147)	(5,060)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Pension benefits		Other benefits
Funded Status:	2021	2020	2021	2020
Overfunded
Assets (nonadmitted)
Prepaid benefit costs	$—	—	—	—
Overfunded plan assets	—	—	—	—
Total assets (nonadmitted)	$—	—	—	—

Underfunded
Liabilities recognized
Net prepaid (accrued)
amount recognized	$14,526	3,774	(5,147)	(5,060)
Liabilities for benefits	(12,381)	(30,997)	(3,928)	(5,825)
Total liabilities
recognized	$2,145	(27,223)	(9,075)	(10,885)

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts recognized in the
statutory statements of admitted
assets, liabilities, and capital
and surplus consist of:
Prepaid benefit costs	$17,960	17,535	—	—
Accrued benefit costs	(3,434)	(13,761)	(5,147)	(5,060)
Surplus	(12,381)	(30,997)	(3,928)	(5,825)
Total liabilities
recognized	$2,145	(27,223)	(9,075)	(10,885)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Pension benefits
	2021	2020	2019
Components of net periodic benefit cost:
Service cost	$676	659	1,744
Interest cost	2,559	3,009	3,893
Expected return on plan assets	(5,067)	(4,167)	(3,568)
Amortization of prior service cost	—	—	41
Amortization of net loss	2,820	2,588	3,010
Settlement	5,557	1,721	—
Net periodic benefit cost	$6,545	3,810	5,120

	Other benefits
	2021	2020	2019
Components of net periodic benefit cost:
Service cost	$47	37	25
Interest cost	234	263	280
Amortization of prior service cost	(49)	(49)	(31)
Amortization of net loss	644	336	117
Net periodic benefit cost	$876	587	391

The following is attributable to pension plans whose accumulated benefit obligation exceeds plan assets as of December 31:

	Pension benefits
	2021	2020
Projected benefit obligation	$4,749	98,151
Accumulated benefit obligation	4,387	94,497
Prepaid pension cost	14,525	3,774

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(f)	Assumptions

	Pension benefits		Other benefits
	2021	2020	2021	2020
Weighted average assumptions used to determine
net periodic cost at January 1:
Discount rate	2.76%	3.65%	2.53%	3.49%
Expected long-term return on plan assets	7.50%	7.50%	—	—
Rate of compensation increase	3.56%	3.56%	4.25%	4.25%
Health care cost trend rate assumed for
next year:
Before 65	—	—	8.80%	8.70%
Age 65 and older	—	—	0.50%	0.60%
Rate to which the health cost trend
rate is assumed to decline (the ultimate
trend rate):
Before 65	—	—	8.70%	8.60%
Age 65 and older	—	—	0.40%	0.50%
Year that the rate reaches the ultimate
trend rate	—	—	2025	2024

Weighted average assumptions used to determine
benefit obligations at December 31:
Discount rate	3.10%	2.76%	2.99%	2.53%
Rate of compensation increase	3.70%	3.56%	4.25%	4.25%

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	1 Percentage	1 Percentage
	point increase	point decrease
Effect on total of 2021 service cost and interest cost	$25	(21)
Effect on 2021 other post-retirement benefit obligation	620	(550)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(g)	Plan Assets

The following table presents the hierarchy of the Company's qualified pension plan assets at fair value as of December 31:

	Level 1	Level 2	Level 3	Total
2021
Bond funds	$31,245	—	—	31,245
Stock funds	44,805	—	—	44,805
Total assets	$76,050	—	—	76,050

2020
Bond funds	$20,219	—	—	20,219
Stock funds	50,709	—	—	50,709
Total assets	$70,928	—	—	70,928

The Company categorizes pension benefit plan assets consistent with the Fair Value Hierarchy as described in Note 5.

The assets of the Company’s Home Office Pension Plan (“the Plan”) are invested in group variable annuity contracts issued by the Company offering specific investment choices from various asset classes providing diverse and professionally managed options. As of December 31, 2021 and 2020, $56,283 and $50,228, respectively, of the Plan assets are funds that are affiliated with the Company. The assets are invested in a mix of stocks, bonds and real estate securities in allocations as determined from time to time by the Pension Plan Committee. The target allocations are designed to balance the Plan’s short-term liquidity needs and its long-term liabilities. The target allocations are currently 60% stocks and 40% bonds.

For diversification and risk control purposes, where applicable, each asset class is further divided into sub classes such as large cap, mid cap and small cap and growth, core and value for stocks and U.S. domestic, global and high yield for bonds. To the extent possible, each sub asset class utilizes multiple fund choices and no single fund contains more than 25% of the Plan assets (exclusive of any short-term increases in assets due to any Plan funding). The Plan performance is measured by a weighted benchmark consisting of stock and bond benchmarks in weights determined by the Pension Plan committee.

The overall expected long-term rate of return on assets is determined by a weighted average return of bond and stock indexes. Bond securities (including cash) make up 40% of the weighted average return and stocks make up 60% of the weighted average return.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The following table shows the weighted average asset allocation by class of the Plan’s assets as of December 31:

	2021	2020
Stocks	59%	71%
Bonds	41	29
Total	100%	100%

(h)	Cash Flows

Contributions

The minimum funding requirement under The Employee Retirement Income Security Act of 1974 for 2021 was zero. The Plan Sponsor contributed $10,000 to the qualified pension plan for the year ended December 31, 2020. No contributions were made to the qualified pension plan for the years ended December 31, 2021 or 2019, respectively. There is no planned contribution to the qualified pension plan for the 2022 plan year.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension benefits	Other benefits
2022	$8,191	743
2023	7,568	789
2024	7,666	774
2025	6,466	713
2026	5,678	707
2027-2031	25,237	2,825

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts in unassigned funds (surplus)
recognized in the next fiscal year as
components of periodic benefit cost:
Items not yet recognized as a component
of net periodic cost - prior year	$32,718	28,102	5,825	2,309
Net prior service cost or credit recognized		—	49	49
Net gain and loss arising during the period	(10,408)	7,204	(1,302)	3,804
Net gain and loss recognized	(9,929)	(2,588)	(644)	(336)
Items not yet recognized as a component
of net periodic cost - current year	$12,381	32,718	3,928	5,826

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts in unassigned funds (surplus)
expected to be recognized in the next
fiscal year as components of net
periodic benefit cost:
Net prior service cost or credit	$—	—	(49)	(49)
Net recognized gains and losses	624	2,977	556	725

	Pension benefits		Other benefits
	2021	2020	2021	2020
Amounts in unassigned funds (surplus)
that have not yet been recognized as
components of net periodic benefit cost:
Net prior service cost or credit	$—	—	(244)	(293)
Net recognized gains and losses	12,381	30,997	4,172	6,118

(i)	Other Plan Expenses

The Company also maintains a qualified contributory defined contribution profit-sharing plan covering substantially all employees. Company contributions to the profit-sharing plan are based on the net earnings of the Company and are payable at the sole discretion of management. The expense for contributions to the profit-sharing plan for 2021, 2020 and 2019 was $4,472, $3,665 and $6,011, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Employees hired on or after January 1, 1998 are covered by a defined contribution pension plan. The expense reported for this plan was $3,351, $2,618 and $2,615 in 2021, 2020 and 2019, respectively.

During 2020 the profit-sharing plan and the defined contribution pension plan were combined and are now being administered by a third party.

(j)	ONFS Employees

The Company’s qualified pension and post-retirement benefit plans include participants who are employees of ONFS. Participating ONFS employees are vice presidents and other executive officers of ONFS and devote substantially all of their time to service for the Company. Most of ONFS’s employees were employees of the Company prior to January 1, 2001 and were participants in the benefit plan at that time.

(17)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000,000 shares ($1 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2021 and 2020. The Company has no preferred stock issued or outstanding.

During 2021, the Company received a capital contribution from its parent, ONFS, of $182,737. This capital contribution consisted of ONFH and its subsidiaries, effective September 30, 2021. See Note 1 for additional details. This transaction resulted in an increase in surplus of $139,075, with the difference of $43,662 representing the non-admitted portion of the contribution. The Company did not receive a capital contribution from its parent, ONFS, during 2020 or 2019.

Surplus notes outstanding are as follows as of December 31:

	2021	2020
Surplus notes
6.875% fixed rate due 2042	$250,000	$250,000
5.000% fixed rate due 2031	4,099	4,059
5.800% fixed rate due 2027	5,926	5,911
8.500% fixed rate due 2026	49,903	49,881

Total	$309,928	$309,851

In June 2012, ONLIC issued a $250,000, 6.875% fixed rate surplus note due June 15, 2042. Interest on this surplus note is payable semi-annually on June 15 and December 15. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

In December 2011, ONLIC issued a $4,500, 5% fixed rate surplus note to Security Mutual Life Insurance Company of New York (“SML”), as payment for the purchase of the additional shares of NSLAC. This note matures on December 15, 2031. Interest on this surplus note is payable semi-annually on December 15 and June 15. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

In April 2007, ONLIC issued a $6,000, 5.8% fixed rate surplus note to SML, as payment for the purchase of a portion of the shares of NSLAC. This note matures on April 1, 2027. Interest on this surplus note is payable semi-annually on April 1 and October 1. ONLIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

In May 1996, ONLIC issued $50,000, 8.5% fixed rate surplus notes due May 15, 2026. Interest on this surplus note is payable semi-annually on May 15 and November 15. ONLIC may not redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ONLIC.

Except as provided in Section 3901.72 of the Ohio Revised Code, the notes are not part of the legal liabilities of the Company and are not a liability or claim against the Company or any of its assets. Interest payments, scheduled semi-annually, must be approved for payment by the Department. The Company paid $22,011 in interest related to these notes in 2021, 2020 and 2019. Principal payments must also be approved by the Department. Interest expense for surplus notes is not recognized on the Statutory Statements of Operations until it has been approved by the Department.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2021 and 2020 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ONLIC to ONFS is limited by Ohio insurance laws. The maximum dividend that may be paid to ONFS without prior approval of the Director of Insurance is limited to the greater of ONLIC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $419,000 may be paid by ONLIC to ONFS in 2022 without prior approval. Dividends of $115,000, $40,000 and $55,000 were declared and paid by ONLIC to ONFS in 2021, 2020 and 2019, respectively.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

Subsidiary Dividends

The following table details the dividends received from each of the Company’s subsidiaries and included in investment income for the years:

	2021	2020	2019
SUNR	$253,000	—	—
ONII	9,400	6,950	6,750
ONLAC	—	12,000	106,000
	$262,400	18,950	112,750

The payment of dividends by ONLAC to ONLIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $25,000 may be paid by ONLAC to ONLIC in 2022 without prior approval. ONLAC declared and paid ordinary dividends to ONLIC of $0, $12,000 and $30,857 in 2021, 2020 and 2019, respectively. Extraordinary dividends of $75,143 were paid by ONLAC to ONLIC during 2019. No extraordinary dividends were declared or paid by ONLAC to ONLIC during 2021 or 2020.

The payment of dividends by CMGO to ONLIC is limited by Ohio insurance laws. CMGO may pay to its stockholder, ONLIC, a dividend from unassigned surplus at the end of any calendar quarter in which CMGO’s unassigned surplus is equal to the amount required for CMGO to have company action level RBC of 200%, after adjusting its capital level and its RBC level for such dividend. No dividends were declared or paid by CMGO in 2021, 2020 or 2019.

The payment of dividends by SUNR to ONLIC is limited by the SUNR plan of operations, which was approved by the Ohio Department of Insurance. SUNR declared and paid extraordinary dividends to ONLIC of $253,000 in 2021. SUNR declared an extraordinary dividend of $200,000 to ONLIC as of December 31, 2021 that was paid in March 2022. Due to dividend limitations, $30,027 was classified as a dividend with the remaining $169,973 classified as a return of capital. No ordinary dividends were paid by SUNR to ONLIC during 2021. No dividends were declared or paid during 2020 or 2019.

The payment of dividends by NSLAC to ONLIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of NSLAC’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or NSLAC’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $3,000 may be paid by NSLAC to ONLIC in 2022 without prior approval. No dividends were declared or paid by NSLAC in 2021, 2020 or 2019.

MONT and KENW are subject to limitations, imposed by the State of Vermont, on the payment of dividends to their stockholder, ONLIC. Generally, dividends during any year may not be paid, without prior regulatory approval. No dividends were declared or paid by MONT to ONLIC in 2021, 2020 or 2019. No dividends were declared or paid by KENW to ONLIC in 2021, 2020 or 2019.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

(18)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds and limited partnerships of $91,333 and $23,327 as of December 31, 2021 and 2020, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(19)	Leases

The Company leases office equipment under various noncancelable operating lease agreements that expire through December 2025. Rental expense under these leases was $663, $675 and $695 for the years ended December 31, 2021, 2020 and 2019, respectively. The Company also leases its home office from ONFS under a noncancelable lease agreement that expires in September 2031. Rental expense under this lease was $2,007, $2,793 and $2,793 for the years ended December 31, 2021, 2020 and 2019, respectively. The minimum aggregate rental commitments under these leases are as follows:

2022	$3,776
2023	3,669
2024	3,091
2025	3,004
2026	2,916
Thereafter	13,472
Total	$29,928

(20)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company, along with its affiliates, is a party to six court cases and two Financial Industry Regulatory Authority (“FINRA”) arbitrations stemming from the strategic changes announced in September 2018, specifically the termination of certain variable annuity selling agreements with broker dealers related to the annuity business. The core issue in all of the cases is a disputed interpretation of certain language in the Company’s contracts with the broker dealers who sold the Company’s annuities. One case purports to be on behalf of a class, but no motions for class certification have yet been filed, and no class has been certified. Eight previously pending court cases and seven previously pending FINRA arbitrations have been resolved. The next case currently set for trial is in October, 2022. The Company expects to continue to vigorously defend itself against these allegations. However, litigation is inherently uncertain, and the outcome thereof cannot be predicted. Accordingly, it is possible that the ultimate outcome in one or more of the proceedings may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

(21)	Related-Party Transactions

During the year ended December 31, 2021, SUNR returned capital to the Company of $169,973 (See Note 17 for additional information). The Company made capital contributions of $165,000 to SUNR during the year ended December 31, 2020.

The Company has a written agreement to provide services for personnel, data processing and supplies to ONLAC, which either party may terminate upon a thirty-day notice. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $53,403, $59,692 and $38,124 in 2021, 2020 and 2019, respectively. These amounts include pension costs for the personnel furnished to the Company. At December 31, 2021 and 2020, ONLAC owed ONLIC $5,006 and $2,078, respectively.

The Company paid $5,030, $4,785 and $4,966 for rent and operating expenses of the home office to ONFS for the years ended December 31, 2021, 2020 and 2019, respectively.

ONFS provides services for executive management and data processing equipment placed in service after December 31, 2000, to ONLIC. For the years ended December 31, 2021, 2020 and 2019, ONLIC recorded expenses of $20,910, $20,899 and $22,003, respectively, for these services.

The Company is a party to an agreement with ONMH and most of its direct and indirect subsidiaries whereby ONLIC maintains a common checking account. It is ONLIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ONLIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ONLIC for the other parties. Settlement is made daily for each party’s needs to or from the common account. It is ONLIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ONLIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2021, 2020 and 2019 was $0, $301 and $770, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. The Company held the following balances for the participating entities in payable to parent, subsidiaries and affiliates as of December 31:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

	2021	2020
ONMH	$(373)	97
ONFS	26,824	15,270
ONLAC	6,903	84,680
MONT	(5,601)	4,690
KENW	(1,000)	5,074
CMGO	6,008	5,902
SYRE	14,813	257
SUNR	28,326	22,904
ONII	7,714	6,129
ON Flight Inc.	27	83
ONTech, LLC	(1,855)	(1,852)
ON Foreign Holdings, LLC	1,257	(11,230)
Financial Way Realty, Inc.	315	150
Total	$83,358	132,154

(22)	Accounting Changes and Corrections of Errors

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of current income taxes. The events contributing to the understatement of taxes impact surplus as follows:

Federal and foreign income taxes incurred (excluding taxes on capital gains)	$(4,089)
Decrease in surplus	$(4,089)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of disability income benefits. As of December 31, 2020, disability benefits were understated by $1,984. As a result, surplus was overstated by $1,567. The events contributing to the adjustment impact surplus as follows:

Disability benefits and benefits under accident and health contracts	$(1,984)
Federal and foreign income taxes incurred (excluding taxes on capital gains)	417
Decrease in surplus	$(1,567)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of a previously deferred gain on external reinsurance that should have been recognized in prior years. Surplus as a result of reinsurance as of December 31, 2020 was overstated by $1,731. The net impact to 2021 surplus was zero. The events contributing to the adjustment impact surplus as follows:

Decrease in surplus as a result of reinsurance	$1,731
Increase in surplus	(1,731)
$-

The Company’s December 31, 2020 statutory financial statements reflect a change in valuation basis for annuity reserves and other deposit funds associated with the adoption of VM-21. The change is effective for all policies in force. The impact of the change relating to reserves as of December 31, 2019 and prior was $63,050 and is reflected as an increase to unassigned surplus and a decrease to reserves for future policy benefits for annuity and other deposit funds.

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording of income taxes, primarily related to calculation changes in the intercompany tax transfer pricing chargebacks. The events contributing to the understatement of taxes impact surplus as follows:

Federal and foreign income taxes incurred (excluding taxes on capital gains)	$(1,188)
Decrease in surplus	$(1,188)

The Company’s December 31, 2020 statutory financial statements reflect a prior period adjustment relating to the recording and valuation of unrealized gains and losses. As of December 31, 2020, the unrealized gains and losses were overstated by $993. The events contributing to the adjustment impact surplus as follows:

Change in net unrealized capital gains	$993
Increase in surplus	$993

The Company’s December 31, 2019 statutory financial statements reflect a prior period adjustment relating to the recording of guaranteed interest contract immediate annuity reserves. As of December 31, 2018, reserves were understated by $1,831. As a result, surplus was overstated by $1,446. The events contributing to the adjustment impact surplus as follows:

Increase in aggregate reserves for life accident and health contracts	$(1,831)
Federal and foreign income taxes incurred (excluding taxes on capital gains)	385
Decrease in surplus	$(1,446)

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Notes to Statutory Financial Statements

December 31, 2021, 2020 and 2019

(Dollars in thousands)

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

(23)	Reconciliation to 2019 Annual Statement

The Company’s net cash provided by operations and net cash used in financing do not agree to the amounts reported in the Company’s 2019 Statutory Annual Statement. The audited Statutory Statements of Cash Flows included herein differs from the Annual Statement Cash Flow statement because of a reclassification made with respect to buyout activity related to GMIB riders as discussed in Note 1. There is no difference between the audited statutory financial statements and the Annual Statement filing with respect to cash, cash equivalents and short-term investments at December 31, 2019 as a result of this adjustment.

The following table reconciles net cash from operations and net cash from financing and miscellaneous sources from the Annual Statement to the accompanying audited Statutory Statements of Cash Flows for the year ended December 31, 2019 (using classifications and titles from the audited statement and referencing Annual Statement page and line numbers):

	As filed in Annual Statement	Adjustment	As presented in audited statements
Less:
Death and other benefits (P5, L5)	$3,253,820	114,930	3,368,750

Net cash provided by operations (P5, L11)	949,222	(114,930)	834,292

Other, net (P5, L16.6)	(308,010)	114,930	(193,080)

Net cash used in financing (P5, L17)	(388,925)	114,930	(273,995)

Schedule I

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2021

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$20,394	$22,211	20,394
Obligations of states and political subdivisions	974,211	1,012,919	974,211
Debt securities issued by foreign governments	6,999	7,271	6,999
Corporate securities	3,986,115	4,215,992	3,986,115
Asset-backed securities	252,239	260,528	252,239
Mortgage-backed securities	643,247	650,820	643,247
Total fixed maturity available-for-sale securities	5,883,205	6,169,741	5,883,205
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	432,948	504,381	504,381
Nonredeemable preferred stocks	7,101	7,779	7,101
Total equity securities at fair value	440,049	512,160	511,482
Mortgage loans on real estate, net	1,058,963		1,058,963
Real estate, net:
Investment properties	30,891		23,780	[2]
Total real estate, net	30,891		23,780
Contract loans	908,562		908,562
Other long-term investments[3]	509,584		429,045	[4]
Securities lending reinvested collateral assets	287,838		287,838
Receivable for securities	461		461
Cash and cash equivalents	192,969		192,969
Short-term investments	189,165		189,165
Total investments	$9,501,687		9,485,470

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
[2]	Difference from Column B is due to adjustments for accumulated depreciation.
[3]	Included in totals are Derivatives and Other Invested Assets.
[4]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships and to unrealized gains and/or losses of investments in hedging operations.

See accompanying report of independent registered public accounting firm.

Schedule III

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Supplementary Insurance Information

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue
2021:
Individual life insurance	$—	4,982,637	2,203	147,324	728,495
Pension and annuities	—	2,187,252	—	796	126,092
Other insurance	—	35,004	95	819	5,052
Corporate	—	—	—	—	23
Total	$—	7,204,893	2,298	148,939	859,662
2020:
Individual life insurance	$—	4,520,274	1,517	155,122	792,180
Pension and annuities	—	2,564,521	—	1,116	515,853
Other insurance	—	39,145	58	832	5,373
Corporate	—	—	—	—	32
Total	$—	7,123,940	1,575	157,070	1,313,438
2019:
Individual life insurance	$—	3,996,171	1,416	161,004	769,416
Pension and annuities	—	2,539,804	—	596	277,884
Other insurance	—	40,067	82	820	5,773
Corporate	—	—	—	—	77
Total	$—	6,576,042	1,498	162,420	1,053,150

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses[3]	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premiums written[4]
2021:
Individual life insurance	$209,652	704,362	—	127,464
Pension and annuities	126,082	2,468,552	—	123,529
Other insurance	1,989	160	—	3,783
Corporate	264,890	14,930	—	62,063
Total	$602,613	3,188,004	—	316,839
2020:
Individual life insurance	$192,662	701,346	—	162,471
Pension and annuities	135,826	2,496,720	—	114,271
Other insurance	2,010	2,163	—	2,714
Corporate	(22,815)	16,285	—	42,222
Total	$307,683	3,216,514	—	321,678
2019:
Individual life insurance	$196,435	643,264	—	187,668
Pension and annuities	161,914	3,572,478	—	113,711
Other insurance	2,127	1,865	—	4,681
Corporate	79,720	7,432	—	44,254
Total	$440,196	4,225,039	—	350,314

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Policyholders’ dividends on participating policies are included in Column H amounts.
[4]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Reinsurance

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2021:
Life insurance in force	$27,627,304	92,146,244	91,726,230	27,207,290	337.1%
Premiums:
Life insurance	755,020	135,505	109,003	728,518	15.0%
Pension and annuities	600,929	477,826	2,989	126,092	2.4%
Accident and health insurance	10,169	5,117	—	5,052	—%
Total	$1,366,118	618,448	111,992	859,662	13.0%
2020:
Life insurance in force	$28,058,352	97,552,879	96,933,961	27,439,434	353.3%
Premiums:
Life insurance	797,721	112,141	106,632	792,212	13.5%
Pension and annuities	720,369	207,501	2,985	515,853	0.6%
Accident and health insurance	10,843	5,470	—	5,373	—%
Total	$1,528,933	325,112	109,617	1,313,438	8.3%
2019:
Life insurance in force	$26,530,100	101,892,935	102,598,612	27,235,777	376.7%
Premiums:
Life insurance	781,201	114,184	102,476	769,493	13.3%
Pension and annuities	729,110	454,226	3,000	277,884	1.1%
Accident and health insurance	11,620	5,847	—	5,773	—%
Total	$1,521,931	574,257	105,476	1,053,150	10.0%

See accompanying report of independent registered public accounting firm.

Schedule V

THE OHIO NATIONAL LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Ohio National Financial Services, Inc.)

Valuation and Qualifying Accounts

Years ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2021:
Valuation allowances –
None	$—	—	—	—	—
2020:
Valuation allowances –
None	$—	—	—	—	—
2019:
Valuation allowances –
None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.